UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22495

Curian Series Trust
(Exact name of registrant as specified in charter)

7601 Technology Way, Denver, Colorado			80237
(Address of principal executive offices)			(Zip code)

Daniel W. Koors Jackson National Asset Management, LLC 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 338-5800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT	October 31, 2014

Curian/PIMCO Income Fund

Curian/PIMCO Total Return Fund

Curian/WMC International Equity Fund

Curian Series Trust

October 31, 2014

Table of Contents

President’s Letter	1
Management’s Discussion and Fund Performance	2
Schedules of Investments	5
Statements of Assets and Liabilities	30
Statements of Operations	31
Statements of Changes in Net Assets	32
Financial Highlights	34
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm	52
Additional Disclosures	53
Trustees and Officers Information	55
Supplement to Summary Prospectus

President’s Letter

Dear Fellow Investor,

Enclosed is the annual report for the Curian Series Trust for the year ended October 31, 2014, together with Management’s Discussion of Fund Performance for each of the “Funds”.

From an economic perspective, data in the U.S. generally pointed to continued economic growth in the last year, albeit at a continued modest pace.  After contracting by an annualized 2.1% during the first quarter of 2014, the U.S. real gross domestic product (“GDP”) grew by 4.6% in the second quarter and 3.5% in the third quarter, according to the Bureau of Economic Analysis’ advance estimate.  The U.S. unemployment rate fell to 5.8% in October, marking a new six-year low.  In light of the improving data, the U.S. Federal Reserve (“Fed”) announced the end of their Quantitative Easing program, while keeping short-term interest rates near zero for a considerable time.  Meanwhile, concerns reappeared over growth and deflationary pressures within the Eurozone, as real GDP growth was roughly flat in the most recent quarter, and year-over-year inflation fell to 0.4%.  Japan also struggled to produce economic growth, as its real GDP contracted by an annualized 7.1% in the second quarter.  Growth in China slowed slightly to 7.3% during the period but remained relatively robust.

Domestic equity markets continued to deliver strong returns during the 12-month period ended October 31, 2014, with the S&P 500®Index and the Dow Jones Industrial Average (“DJIA”) reaching new all-time closing highs. The S&P 500 Index and the DJIA gained 17.27% and 14.48%, respectively, during the period, while the Nasdaq Composite Index rose 19.58%.  Small-cap and mid-cap equities also produced positive, albeit smaller, returns during the period, as the Russell 2000 Index and Russell Mid-Cap Index gained 8.06% and 15.32%, respectively.

International equities significantly lagged U.S. equities, driven mainly by a strengthening U.S. Dollar, stalling growth in Europe and Japan, and increasing geopolitical tensions in Eastern Europe. In U.S. Dollar terms, the Morgan Stanley Capital International (“MSCI”) EAFE Index returned         —0.60% over the 12-month period ended October 31, 2014, while the MSCI Emerging Markets Index returned 0.64%.

Within the fixed income space, long-dated Treasury yields unexpectedly fell sharply during the 12-month period, reflecting increased demand from pensions and retirees, lower yields in Europe, and a benign inflation outlook.  Meanwhile, shorter-dated Treasury yields rose on expectations of eventual rate hikes by the Fed in 2015.  Credit spreads narrowed as corporate fundamentals and investor demand remained strong.  Over the 12-month period, the Barclays U.S. Corporate High Yield Index returned 5.82%, the Barclays U.S. Credit Index returned 6.24%, and the Barclays U.S. Treasury Index returned 2.78%.

For the 12-month period ended October 31, 2014, two of the three of the Curian Series Trust Funds outperformed their respective benchmark index. The Curian/PIMCO Income Fund gained 7.26%, outperforming the Barclays U.S. Credit Index, which returned 6.24%.  The Curian/WMC International Equity Fund returned 1.63%, outperforming the MSCI All Country World ex. U.S. Index, which returned 0.06%.  The Curian/PIMCO Total Return Fund underperformed its index, returning 2.98% versus the Barclays U.S. Aggregate Bond Index’s return of 4.14%.

Through your financial professional, Curian provides a comprehensive array of goals based investment portfolios designed to help you reach your financial goals. Thank you for choosing Curian for your investment needs.

Mark D. Nerud

President and Chief Executive Officer

Curian Series Trust

Pacific Investment Management Company LLC (Unaudited)

Market Summary: The U.S. Federal Reserve ("Fed") ended 2013 by keeping a wary eye on the uncertain fiscal policy landscape. The economy was unlikely to escape both a government shutdown and another debt ceiling debate unscathed. Meanwhile, the Fed clearly indicated that it would not begin raising rates until a "considerable time" after the third quantitative easing ("QE3") had been wound down; the longer the withdrawal from QE3 is delayed, the further the Fed pushes out the eventual first rate hike.

Both uncertainty and volatility increased at the start of 2014. Equity markets swung wildly during the quarter — initially suffering from geopolitical tensions and weather weakened data, before rebounding strongly toward the end of the first quarter. Bond markets rallied early in the first quarter due to the somewhat uncertain pace of economic expansion and mostly held on to gains as the crisis in Ukraine led a general flight to quality.

Unlike one year earlier when the Fed's "taper talk" caused market turmoil, the second quarter of 2014 saw the return of risk appetite and an easing of global political risks. Bond markets rallied as central banks remained accommodative — emerging markets ("EM") led gains and developed market yields fell to twelve-month lows during the quarter. Global equity markets posted sizeable gains overall as the S&P 500 Index rose to an all time high.

Far from the typical summer lull, the rest of the fiscal year was marked by geopolitical tension and diverging markets. Most developed market government yields were led lower by easing central bank policies, while credit markets backed up. Equity markets somersaulted their way to modest gains in the U.S. but were flat or slightly negative in many other regions as economic data varied. U.S. growth became more sure footed, but the Eurozone recovery sputtered and growth decelerated in parts of Asia. Shortly after the end of the third quarter, the Fed finally moved to end QE3, marking the beginning of a return to normalcy.

Curian/PIMCO Income Fund

Portfolio Composition†:

Financials	38.5%
Government Securities	14.6
Energy	7.9
Non-U.S. Government Agency ABS	7.8
Consumer Discretionary	6.0
Industrials	3.9
Telecommunication Services	3.8
Utilities	3.2
Health Care	2.6
Information Technology	1.9
Consumer Staples	1.5
Materials	1.4
Purchased Options	0.1
Short Term Investments	6.8
Total Investments	100.0%

†Total Investments at October 31, 2014

Portfolio Manager Commentary: For the year ended October 31, 2014, Curian/PIMCO Income Fund outperformed its benchmark by posting a return of 7.26% compared to 6.24% for the Barclays U.S. Credit Index.

The investment concentration differences relative to the benchmark included an underweight to investment grade credit and an overweight to EM with U.S. government exposure fluctuating around the benchmark over the year. The Fund also had out of index exposure to mortgages, high yield and non U.S. developed corporate bonds. During the year, the Fund maintained consistent exposure to investment grade corporates, decreased overall mortgage exposure and increased exposure to high yield and municipal bonds.

The net outperformance relative to the benchmark resulted from several strategies. Curve positioning, particularly an underweight to longer dated maturities, was negative for performance as the yield curve flattened over the year. Defensive positioning against specific developed economies, such as Japan and the UK, also detracted from returns as yields fell in those regions. Conversely, tactical exposure to select EM local rates, such as Mexico, added to performance as yields rallied. Within investment grade corporate bonds, an emphasis on banks, which outperformed the broader market, also contributed to outperformance. In high yield, an emphasis on the bonds of financial and industrial companies contributed to returns. Within mortgages, an out of benchmark allocation to non-agency mortgages added to returns, as they benefited from the ongoing housing recovery. Lastly, the Fund's overweight to U.S. dollar denominated EM debt slightly detracted from returns as spreads generally widened for the year.

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund's U.S. duration positioning, which was negative for returns, was partly facilitated through the use of interest rate swaps. The overweight to local Brazilian rates, which detracted from relative performance, was also implemented using zero coupon interest rate swaps; however, this was offset by an overall EM rate overweight, which was positive. Additionally, investment grade corporate exposure was positive for performance and was implemented partially through the use of credit default swaps.

PIMCO's The New Neutral reflects our expectations for low real policy rates given subpar growth and high debt levels. We expect the U.S. to continue to be a bright spot in the global economy, with growth of 2.5% to 3.0%, driven by an acceleration in capital expenditures. We also expect the Eurozone economy to expand by 0.75% to 1.25% over the next year, continuing its painfully slow climb out of a double dip recession. Beyond China, the outlook for EM countries remains bifurcated, with Mexico showing increasingly positive signs of economic recovery.

Total Return*

1 Year	7.26%
Since Inception	6.11
(Inception date November 2, 2011)

Expense Ratios**

Net Expense Ratio
Prospectus	0.85%
Year ended October 31, 2014	0.73
Gross Expense Ratio
Prospectus	1.02%
Year ended October 31, 2014	1.04

*Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, however, performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The prospectus expense ratios are from the Fund's prospectus dated February 28, 2014. Net expense ratio is net of contractual waivers.

The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Pacific Investment Management Company LLC (Unaudited)

Curian/PIMCO Total Return Fund

Portfolio Composition†:

Government Securities	34.8%
Financials	21.1
U.S. Government Agency MBS	12.2
Non-U.S. Government Agency ABS	8.4
Telecommunication Services	4.0
Consumer Discretionary	1.4
Energy	0.7
Health Care	0.5
Industrials	0.4
Utilities	0.4
Consumer Staples	0.3
Materials	0.1
Information Technology	0.1
Short Term Investments	15.6
Total Investments	100.0%

†Total Investments at October 31, 2014

Portfolio Manager Commentary: For the year ended October 31, 2014, Curian/PIMCO Total Return Fund underperformed its benchmark by posting a return of 2.98% compared to 4.14% for the Barclays U.S. Aggregate Bond Index.

The investment concentration differences relative to the benchmark included an overweight to EM and municipals, and an underweight to agency mortgages and investment grade credit. The Fund also had out of index exposure to high yield and non U.S. developed corporate bonds. During the year, the Fund increased exposure to investment grade corporates and non U.S. developed corporate bonds, while decreasing exposure to agency mortgages.

The net underperformance relative to the benchmark resulted from several strategies. Curve positioning, particularly an underweight to longer dated maturities, was negative for performance as the yield curve flattened over the fiscal year. Interest rate exposure to specific developed economies, such as Spain and Italy, added to returns as yields fell in those regions. Within investment grade corporate bonds, an overall underweight relative to the benchmark detracted for the year, as the sector posted positive excess returns. In high yield, an emphasis on the bonds of financial and industrial companies contributed to returns. Within mortgages, an out of benchmark allocation to non-agency mortgages added to returns, as they benefited from the ongoing housing recovery. Lastly, the Fund's holdings of Treasury Inflation Protected Securities detracted from returns as breakeven inflation levels narrowed on falling inflation expectations.

Derivatives were used in the Fund and are instrumental in attaining specific exposures target-

ed to gain from anticipated market developments. The Fund's U.S. duration positioning, which was negative for returns, was partly facilitated through the use of interest rate swaps. The overweight to local Brazilian rates, which detracted from relative performance, was also implemented using zero coupon interest rate swaps; however, this was offset by an overall EM rate overweight, which was positive. Additionally, investment grade corporate exposure was positive for performance and was implemented partially through the use of credit default swaps.

PIMCO's The New Neutral reflects our expectations for low real policy rates given subpar growth and high debt levels. We expect the U.S. to continue to be a bright spot in the global economy, with growth of 2.5% to 3.0%, driven by an acceleration in capital expenditures. We also expect the Eurozone economy to expand by 0.75% to 1.25% over the next year, continuing its painfully slow climb out of a double dip recession. Beyond China, the outlook for EM countries remains bifurcated, with Mexico showing increasingly positive signs of economic recovery.

Total Return*

1 Year	2.98%
Since Inception	3.51
(Inception date November 2, 2011)

Expense Ratios**

Net Expense Ratio
Prospectus	0.80%
Year ended October 31, 2014	0.67
Gross Expense Ratio
Prospectus	0.99%
Year ended October 31, 2014	1.00

*Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, however, performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The prospectus expense ratios are from the Fund's prospectus dated February 28, 2014. Net expense ratio is net of contractual waivers.

The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Wellington Management Company, LLP (Unaudited)

Market Summary: Global equities rose during the year, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market marched on in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, the aforementioned geopolitical tensions in Ukraine and the Middle East, Portuguese banking woes, European economic malaise and the prospect of an accelerated U.S. Federal Reserve interest rate hike timeline all conspired to stall the global stock rally near the end of the year. In addition, China's property slump and poor gross domestic product readings in Japan and the Eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank and the People's Bank of China, as well as an encouraging U.S. corporate earnings season. Despite these positives, many market participants found ample reason to reassess their risk appetites given the strong performance in recent years. During the year, emerging market equities underperformed their developed market counterparts and U.S. stocks generally outperformed non U.S. stocks.

Curian/WMC International Equity Fund

Portfolio Composition†:

Financials	21.8%
Health Care	16.2
Industrials	11.8
Consumer Discretionary	10.2
Information Technology	9.2
Energy	7.9
Consumer Staples	6.9
Materials	5.3
Utilities	3.8
Telecommunication Services	3.7
Investment Companies	0.3
Short Term Investments	2.9
Total Investments	100.0%

†Total Investments at October 31, 2014

Portfolio Manager Commentary: For the year ended October 31, 2014, Curian/WMC International Equity Fund outperformed its benchmark by posting a return of 1.63% compared to 0.06% for the MSCI All Country World ex. U.S. Index. Stock selection and allocation among sectors, a residual of the bottom-up stock selection process, both contributed to positive relative performance.

The Fund benefited from strong security selection within information technology, health care and consumer discretionary. Partially offsetting these positive relative results was the Fund's negative relative selection within financials and industrials. Sector allocation benefited from an overweight to health care and an underweight to materials. Underweight allocations to financials and telecommunications modestly detracted from performance. From a regional perspective, security selection was strongest in emerging markets ("EM") and North America, but weakest in Developed Europe (including the UK) and Japan. An overweight allocation to Developed Europe (ex UK) and underweight allocations to EM and the Developed Pacific Basin (ex Japan) region were the top contributors from an allocation perspective.

Top contributors to relative performance during the year included UK based global pharmaceutical company AstraZeneca Plc, Netherlands based semiconductor manufacturer NXP Semiconductors NV, and Tim Hortons Inc., a North American restaurant chain operator. Top detractors from relative performance included German airline company Deutsche Lufthansa AG, France based electrical products distributor Rexel SA, and BG Group Plc, a UK based oil and natural gas exploration company.

The Fund ended the year with overweight exposures to health care, particularly pharmaceutical companies, information technology and industrials stocks. The Fund was most underweight financials, consumer staples and materials at the end of the year. The Fund ended the year most overweight to Developed Europe (ex UK) and Japan and most underweight in the developed Pacific Basin (ex Japan) region and emerging markets.

Total Return*

1 Year	1.63%
Since Inception	10.78
(Inception date November 2, 2011)

Expense Ratios**

Net Expense Ratio
Prospectus	1.32%
Year ended October 31, 2014	1.10
Gross Expense Ratio
Prospectus	1.46%
Year ended October 31, 2014	1.45

*Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, however, performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The prospectus expense ratios are from the Fund's prospectus dated February 28, 2014. Net expense ratio is net of contractual waivers.

The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian Series Trust

Schedules of Investments

October 31, 2014

Curian/PIMCO Income Fund

	Shares/Par †	Value
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 8.8%
Asset Backed Securities Corp. Home Equity Loan Trust REMIC, 1.10%, 09/25/34 (a)	$561,718	$512,240
Banc of America Alternative Loan Trust REMIC, 5.75%, 11/25/35	1,042,711	971,888
Bear Stearns Asset Backed Securities Trust REMIC
0.64%, 07/25/35 (a)	282,864	276,497
1.35%, 01/25/45 (a)	554,214	452,047
Citigroup Mortgage Loan Trust REMIC, 5.46%, 09/25/37 (a)	254,456	225,938
Continental Airlines Pass-Through Trust
5.50%, 04/29/22	1,177,776	1,236,665
4.00%, 04/29/26	946,748	956,215
Countrywide Asset-Backed Certificates REMIC
1.01%, 08/25/34 (a)	1,100,000	1,038,119
1.13%, 06/25/35 (a)	600,000	589,827
0.25%, 07/25/37 (a)	981,040	969,516
Countrywide Home Loans Inc. Alternative Loan Trust REMIC, 3.40%, 08/25/18	859,017	863,374
CVS Pass-Through Trust, 5.93%, 01/10/34 (b)	1,400,783	1,614,576
Delta Air Lines Inc. Pass-Through Trust
7.75%, 06/17/21	490,590	566,631
6.72%, 07/02/24	777,207	892,078
Federal Express Corp. Pass-Through Trust, 2.63%, 01/15/18 (c) (d)	936,594	949,930
First Franklin Mortgage Loan Trust REMIC, 0.63%, 05/25/35 (a)	1,200,000	1,102,728
Home Equity Asset Trust REMIC, 1.25%, 07/25/35 (a)	1,950,000	1,725,873
HomeBanc Mortgage Trust REMIC, 0.42%, 10/25/35 (a)	668,595	608,304
Inwood Park CDO Ltd., 0.46%, 01/20/21 (a) (b)	89,512	89,149
Lehman XS Trust REMIC, 5.17%, 08/25/35 (a)	927,699	927,454
Morgan Stanley ABS Capital I Inc. Trust REMIC, 1.07%, 03/25/35 (a)	1,000,000	835,428
Morgan Stanley Capital I Inc. Trust REMIC, 0.44%, 01/25/36 (a)	5,600,000	4,964,814
OMX Timber Finance Investments I LLC, 5.42%, 01/29/20 (c) (d)	700,000	778,153
Park Place Securities Inc. Asset-Backed Pass-Through Certificates REMIC
1.14%, 09/25/34 (a)	2,051,741	1,950,724
0.65%, 07/25/35 (a)	1,200,000	1,182,659
Progress Trust, 4.18%, 06/20/44 (a), AUD	727,203	650,570
Race Point V CLO Ltd, 1.53%, 12/15/22 (b)	1,450,000	1,451,318
RALI Trust REMIC
6.00%, 12/25/35	1,325,278	1,149,040
6.00%, 02/25/37	1,406,852	1,122,495
Residential Asset Securities Corp. Trust REMIC, 0.59%, 01/25/36 (a)	1,500,000	1,382,781
SBA Tower Trust
5.10%, 04/15/42 (b)	1,000,000	1,060,302
REMIC, 3.60%, 04/15/43 (b)	2,300,000	2,315,001
STARM Mortgage Loan Trust REMIC, 6.00%, 02/25/37 (a)	493,032	477,647
Structured Asset Investment Loan Trust REMIC, 1.13%, 10/25/33 (a)	2,249,173	2,141,321
Structured Asset Securities Corp. Mortgage Pass-Through Certificates REMIC, 2.43%, 09/25/33 (a)	832,953	829,891
United Air Lines Inc. Pass-Through Trust
10.40%, 11/01/16	668,967	743,222
9.75%, 01/15/17	431,706	481,914
3.75%, 03/03/28	1,000,000	1,002,500
Washington Mutual Mortgage Pass-Through Certificates REMIC, 2.40%, 01/25/35 (a)	787,621	790,759
Wells Fargo Mortgage Backed Securities Trust REMIC, 5.50%, 01/25/36	46,306	44,590
WG Horizons CLO, 0.50%, 05/24/19 (a) (b)	249,607	246,958
Total Non-U.S. Government Agency Asset- Backed Securities (cost $40,819,647)		42,171,136

CORPORATE BONDS AND NOTES - 78.1%

CONSUMER DISCRETIONARY - 5.9%
Altice SA, 7.25%, 05/15/22, EUR	350,000	452,857
AMAYA Holdings BV Term Loan, 5.00%, 07/29/21 (a)	700,000	694,022
Cablevision Systems Corp. Term Loan B, 2.65%, 04/09/20 (a)	468,054	457,055
Clear Channel Worldwide Holdings Inc., 6.50%, 11/15/22	1,000,000	1,035,000
COX Communications Inc., 6.25%, 06/01/18 (b)	2,000,000	2,277,612
D.R. Horton Inc.
3.75%, 03/01/19	600,000	600,750
4.75%, 02/15/23	500,000	493,750
Jaguar Land Rover Automotive Plc, 4.13%, 12/15/18 (b)	300,000	305,250
Massachusetts Institute of Technology, 4.68%, 07/01/14	1,100,000	1,221,959
MCE Finance Ltd., 5.00%, 02/15/21 (b) (e)	1,000,000	985,000
MGM Resorts International Term Loan B, 3.50%, 12/20/19 (a)	1,572,000	1,552,350
NBCUniversal Enterprise Inc., 5.25%, (callable at 100 beginning 03/19/21) (b) (f)	400,000	416,677
NBCUniversal Media LLC, 5.15%, 04/30/20	3,000,000	3,413,664
Numericable Group SA
4.88%, 05/15/19 (b)	350,000	349,125
6.00%, 05/15/22 (b)	700,000	715,750
Pearson Funding Five Plc, 3.25%, 05/08/23 (b)	1,000,000	961,368
Time Warner Cable Inc., 6.75%, 07/01/18	1,000,000	1,163,201
Toll Brothers Finance Corp., 6.75%, 11/01/19	2,000,000	2,251,220
Venetian Casino Resort LLC Term Loan, 3.25%, 12/16/20 (a)	2,612,260	2,603,195
Viacom Inc.
4.25%, 09/01/23	1,000,000	1,030,782
4.50%, 02/27/42	2,000,000	1,902,004
Wynn Las Vegas LLC
7.75%, 08/15/20	500,000	537,500
5.38%, 03/15/22 (e)	1,209,000	1,272,472
Wynn Macau Ltd., 5.25%, 10/15/21 (b)	1,400,000	1,400,000
		28,092,563
CONSUMER STAPLES - 1.7%
Altria Group Inc.
9.70%, 11/10/18 (g)	222,000	286,139
9.25%, 08/06/19 (g)	222,000	288,992
BRF SA, 4.75%, 05/22/24 (b)	500,000	500,625

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Diageo Capital Plc, 4.83%, 07/15/20	2,000,000	2,241,276
Kraft Foods Group Inc., 6.13%, 08/23/18	2,700,000	3,096,041
Reynolds American Inc., 3.25%, 11/01/22	1,900,000	1,854,788
		8,267,861
ENERGY - 9.1%
AK Transneft OJSC Via TransCapitalInvest Ltd., 8.70%, 08/07/18 (b)	2,750,000	3,055,937
California Resources Corp.
5.50%, 09/15/21 (b)	850,000	867,000
6.00%, 11/15/24 (b)	250,000	256,250
Chesapeake Energy Corp., 3.48%, 04/15/19 (a)	1,000,000	1,000,690
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23 (b)	700,000	741,326
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23	1,800,000	1,706,780
Enable Midstream Partners LP, 2.40%, 05/15/19 (c) (d)	1,200,000	1,184,316
Energy Future Intermediate Holding Term Loan, 4.25%, 04/28/16 (a)	3,811,322	3,801,793
Ensco Plc, 4.50%, 10/01/24 (e)	1,200,000	1,214,765
Enterprise Products Operating LLC
3.90%, 02/15/24	800,000	822,998
3.75%, 02/15/25	1,400,000	1,404,106
Gazprom Neft OAO Via GPN Capital SA, 6.00%, 11/27/23 (b)	600,000	580,500
Gazprom OAO, 9.25%, 04/23/19 (b)	900,000	1,039,684
Gazprom OAO Via Gaz Capital SA, 8.15%, 04/11/18 (b)	600,000	662,784
Harvest Operations Corp., 6.88%, 10/01/17	620,000	632,400
Kinder Morgan Energy Partners LP, 6.00%, 02/01/17	2,300,000	2,518,240
Nabors Industries Inc., 2.35%, 09/15/16	500,000	507,619
ONEOK Partners LP, 3.38%, 10/01/22	800,000	780,407
Pacific Rubiales Energy Corp., 5.13%, 03/28/23 (b) (e)	400,000	383,000
Petrobras Global Finance BV, 6.25%, 03/17/24	1,600,000	1,694,848
Petrobras International Finance Co., 7.88%, 03/15/19	1,700,000	1,949,441
Petrofac Ltd., 3.40%, 10/10/18 (c) (d)	700,000	720,753
Pioneer Natural Resources Co.
5.88%, 07/15/16	600,000	645,095
6.65%, 03/15/17	600,000	664,769
Rockies Express Pipeline LLC, 6.00%, 01/15/19 (b)	950,000	1,007,000
Rosneft Finance SA
7.50%, 07/18/16 (b) (e)	1,300,000	1,352,000
7.88%, 03/13/18	1,000,000	1,068,750
Rosneft Oil Co. via Rosneft International Finance Ltd., 4.20%, 03/06/22 (b)	600,000	523,500
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24 (b)	2,300,000	2,377,625
Seadrill Ltd. Term Loan, 4.00%, 02/12/21 (a)	198,998	187,776
Sinopec Group Overseas Development 2014 Ltd., 1.15%, 04/10/19 (a) (b)	2,500,000	2,502,147
Statoil ASA, 6.70%, 01/15/18	1,500,000	1,729,216
Targa Resources Partners LP
6.88%, 02/01/21	50,000	53,750
6.38%, 08/01/22	725,000	779,375
Western Gas Partners LP, 4.00%, 07/01/22	1,000,000	1,030,700
Williams Partners LP, 4.30%, 03/04/24	1,700,000	1,758,698
		43,206,038
FINANCIALS - 42.3%
ABN AMRO Bank NV, 6.25%, 09/13/22	2,200,000	2,406,250
AerCap Ireland Capital Ltd.
2.75%, 05/15/17 (b)	250,000	246,875
3.75%, 05/15/19 (b)	250,000	248,125
Alexandria Real Estate Equities Inc., 2.75%, 01/15/20	700,000	698,016
Ally Financial Inc., 2.75%, 01/30/17	950,000	951,140
American Campus Communities Operating Partnership LP, 3.75%, 04/15/23	650,000	645,095
American Tower Corp., 4.50%, 01/15/18	2,000,000	2,134,800
ARC Properties Operating Partnership LP, 3.00%, 02/06/19	1,100,000	1,059,267
Banco de Credito del Peru, 4.25%, 04/01/23 (b)	800,000	802,000
Banco de Credito e Inversiones, 4.00%, 02/11/23 (b)	400,000	396,752
Banco do Brasil SA, 3.88%, 10/10/22	900,000	849,600
Banco Espirito Santo SA
3.88%, 01/21/15, EUR	100,000	124,375
5.88%, 11/09/15, EUR	500,000	608,247
5.00%, 05/23/19, EUR	700,000	816,898
Banco Popolare Sc, 2.38%, 01/22/18, EUR	2,000,000	2,524,548
Banco Santander Brasil SA
4.25%, 01/14/16 (b)	2,000,000	2,055,000
4.63%, 02/13/17 (b)	1,700,000	1,770,125
Bank of America Corp.
0.00%, 01/04/17 (h)	3,200,000	3,129,280
2.60%, 01/15/19	1,200,000	1,211,004
3.96%, 10/21/25 (o), MXN	6,000,000	482,885
Bank of America NA
1.25%, 02/14/17	1,250,000	1,251,576
0.65%, 05/08/17 (a)	1,000,000	999,253
6.10%, 06/15/17	250,000	277,339
Bank of New York Mellon Corp., 2.30%, 09/11/19	2,400,000	2,402,834
Banque PSA Finance SA, 4.38%, 04/04/16 (c) (d)	1,700,000	1,725,500
Barclays Bank Plc
14.00% (callable at 100 beginning 12/15/19) (f), GBP	1,700,000	3,535,321
7.63%, 11/21/22	400,000	435,750
BBVA US Senior SAU, 4.66%, 10/09/15	1,900,000	1,968,563
Biomed Realty LP, 4.25%, 07/15/22	1,200,000	1,236,659
BPCE SA
5.70%, 10/22/23 (b)	800,000	859,088
4.63%, 07/11/24 (b)	2,150,000	2,120,128
5.15%, 07/21/24 (b)	1,600,000	1,646,037
Cantor Fitzgerald LP, 7.88%, 10/15/19 (b)	1,200,000	1,322,496
CIT Group Inc., 5.50%, 02/15/19 (b)	200,000	213,375
Citigroup Inc., 0.75%, 05/31/17 (a), EUR	900,000	1,116,702
Commonwealth Bank of Australia, 2.30%, 09/06/19	2,100,000	2,102,020
Compass Bank, 2.75%, 09/29/19	1,200,000	1,208,711
Countrywide Financial Corp., 6.25%, 05/15/16	400,000	429,720
Credit Agricole SA
6.63% (callable at 100 beginning 09/23/19) (c) (d) (f)	800,000	780,480
7.88% (callable at 100 beginning 01/23/24) (f)	600,000	619,320
8.13%, 09/19/33	350,000	396,375
Credit Suisse
2.30%, 05/28/19	1,500,000	1,496,851
3.00%, 10/29/21	1,400,000	1,385,573

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
3.63%, 09/09/24	1,200,000	1,203,881
Credit Suisse AG
6.50%, 08/08/23	1,650,000	1,819,125
6.50%, 08/08/23 (b) (e)	700,000	771,750
Credit Suisse Group AG, 7.50%, (callable at 100 beginning 12/11/23) (b) (f)	600,000	637,680
DBS Bank Ltd., 3.63%, 09/21/22	1,975,000	2,035,506
DBS Group Holdings Ltd., 2.25%, 07/16/19 (b)	800,000	797,658
Eksportfinans ASA
2.38%, 05/25/16	500,000	499,750
5.50%, 05/25/16	1,540,000	1,615,075
5.50%, 06/26/17	700,000	746,508
Experian Finance Plc, 2.38%, 06/15/17 (b)	1,200,000	1,220,485
Fidelity National Financial Inc., 5.50%, 09/01/22	900,000	978,183
First American Financial Corp., 4.30%, 02/01/23	1,100,000	1,112,481
Ford Motor Credit Co. LLC
12.00%, 05/15/15	1,050,000	1,111,625
2.50%, 01/15/16	1,400,000	1,423,835
6.63%, 08/15/17	500,000	563,706
General Electric Capital Corp.
5.88%, 01/14/38	4,500,000	5,525,527
5.50%, 09/15/67 (a), EUR	400,000	542,098
6.38%, 11/15/67 (a)	1,005,000	1,072,838
Goldman Sachs Group Inc.
6.25%, 09/01/17	400,000	448,361
5.95%, 01/18/18	11,450,000	12,819,992
6.15%, 04/01/18	850,000	960,500
4.80%, 07/08/44	1,600,000	1,652,202
Hana Bank, 4.38%, 09/30/24 (b)	700,000	722,280
HBOS Plc, 6.75%, 05/21/18 (b)	2,700,000	3,032,335
HDFC Bank Ltd., 3.00%, 11/30/16	1,300,000	1,324,505
HSBC Bank Plc
4.13%, 08/12/20 (b)	500,000	538,545
4.75%, 01/19/21 (b)	700,000	774,698
HSBC Capital Funding LP, 10.18%, (callable at 100 beginning 06/30/30) (b) (f)	400,000	596,000
HSBC Finance Corp., 0.66%, 06/01/16 (a)	500,000	499,786
HSBC Holdings Plc
6.38% (callable at 100 beginning 09/17/24) (f)	1,200,000	1,224,000
6.80%, 06/01/38	3,000,000	3,866,214
ICICI Bank Ltd.
5.50%, 03/25/15	500,000	507,901
4.75%, 11/25/16	600,000	630,282
4.75%, 11/25/16 (b)	882,000	926,515
ING Bank NV
2.00%, 09/25/15 (b)	1,000,000	1,011,486
5.80%, 09/25/23 (b)	1,000,000	1,112,502
International Lease Finance Corp.
6.75%, 09/01/16 (b)	4,000,000	4,240,000
7.13%, 09/01/18 (b)	450,000	509,625
Intesa Sanpaolo SpA
3.13%, 01/15/16	3,500,000	3,573,692
5.02%, 06/26/24 (c) (d) (e)	900,000	879,226
Jefferies Finance LLC, 7.38%, 04/01/20 (b)	800,000	798,000
JPMorgan Chase & Co.
1.07%, 05/30/17 (a), GBP	2,700,000	4,260,646
5.00% (callable at 100 beginning 07/01/19) (f)	2,000,000	1,967,500
3.63%, 05/13/24	1,000,000	1,012,042
JPMorgan Chase Bank NA
0.77%, 05/31/17 (a), EUR	3,500,000	4,380,537
0.65%, 06/02/17 (a)	5,000,000	5,001,265
6.00%, 07/05/17	1,000,000	1,113,487
6.00%, 10/01/17	7,000,000	7,832,006
Korea Exchange Bank, 3.13%, 06/26/17 (b)	1,100,000	1,136,727
LBG Capital No.1 Plc, 8.00%, (callable at 100 beginning 06/15/20) (b) (f)	400,000	429,000
LBG Capital No.2 Plc
15.00%, 12/21/19 (i), GBP	200,000	446,314
15.00%, 12/21/19 (i), EUR	500,000	923,884
LeasePlan Corp. NV, 2.50%, 05/16/18 (b)	3,000,000	3,019,350
Lloyds Bank Plc, 12.00%, (callable at 100 beginning 12/16/24) (b) (f)	1,200,000	1,737,000
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	2,500,000	2,891,930
Metropolitan Life Global Funding I, 2.30%, 04/10/19 (b)	1,250,000	1,253,211
Moody’s Corp., 4.88%, 02/15/24	3,900,000	4,245,602
Morgan Stanley, 5.95%, 12/28/17	1,000,000	1,123,834
New York Life Global Funding, 1.13%, 03/01/17 (b)	1,000,000	1,001,678
Omega Healthcare Investors Inc., 4.95%, 04/01/24	500,000	514,770
Piper Jaffray Cos., 3.23%, 05/31/17 (a) (c) (d)	700,000	699,641
Pricoa Global Funding I, 2.20%, 05/16/19 (b)	1,500,000	1,490,148
QBE Insurance Group Ltd., 2.40%, 05/01/18 (b)	1,100,000	1,100,416
RCI Banque SA, 3.50%, 04/03/18 (b)	1,100,000	1,137,246
Rio Oil Finance Trust, 6.25%, 07/06/24 (b)	750,000	782,132
Royal Bank of Scotland Group Plc, 6.67%, (callable at 100 beginning 10/05/17) (f), CAD	700,000	674,194
Royal Bank of Scotland NV, 4.65%, 06/04/18	2,300,000	2,373,471
Royal Bank of Scotland Plc, 9.50%, 03/16/22	100,000	114,290
Sberbank of Russia Via SB Capital SA
5.40%, 03/24/17	800,000	811,688
6.13%, 02/07/22 (b)	300,000	298,875
SL Green Realty Corp., 4.50%, 12/01/22	1,500,000	1,527,225
SLM Corp., 8.45%, 06/15/18	900,000	1,029,600
State Bank of India, 4.13%, 08/01/17	1,250,000	1,302,670
SteelRiver Transmission Co. LLC, 4.71%, 06/30/17 (b)	225,747	237,062
Sumitomo Mitsui Financial Group Inc., 4.44%, 04/02/24 (b)	1,000,000	1,040,619
Sydney Airport Finance Co. Pty Ltd., 5.13%, 02/22/21 (b) (g)	1,560,000	1,738,414
Teachers Insurance & Annuity Association of America, 4.38%, 09/15/54 (a) (c) (d) (e)	4,000,000	4,068,200
UBS AG
2.38%, 08/14/19	1,700,000	1,701,987
7.63%, 08/17/22 (e)	4,050,000	4,778,081
Union Bank NA, 0.99%, 09/26/16 (a)	500,000	503,867
Wachovia Corp., 5.75%, 02/01/18	5,400,000	6,093,749
WEA Finance LLC, 3.75%, 09/17/24 (c) (d)	600,000	607,245
Wells Fargo & Co., 5.90%, (callable at 100 beginning 06/15/24) (f)	1,000,000	1,028,100
Weyerhaeuser Co., 7.38%, 10/01/19	2,800,000	3,390,593
		201,836,607
HEALTH CARE - 3.0%
AbbVie Inc., 2.90%, 11/06/22	2,500,000	2,437,860
Amgen Inc.
4.50%, 03/15/20	1,400,000	1,533,644
4.10%, 06/15/21	200,000	211,641

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
3.63%, 05/15/22	700,000	713,478
3.63%, 05/22/24	1,500,000	1,499,943
5.15%, 11/15/41	600,000	643,495
Boston Scientific Corp., 2.65%, 10/01/18	500,000	505,213
DaVita HealthCare Partners Term Loan, 3.50%, 06/20/21 (a)	199,500	197,683
Endo Finance LLC & Endo Finco Inc., 5.38%, 01/15/23 (b)	1,100,000	1,075,250
HCA Inc., 3.75%, 03/15/19	1,000,000	1,002,500
Hospira Inc., 6.05%, 03/30/17	1,200,000	1,309,780
Mylan Inc., 1.80%, 06/24/16	700,000	708,821
RPI Finance Trust Term Loan, 3.25%, 05/09/18 (a)	1,626,869	1,618,230
Valeant Pharmaceuticals Term Loan BD, 3.50%, 02/13/19 (a)	852,793	845,331
		14,302,869
INDUSTRIALS - 4.4%
AABS Ltd. Term Loan A, 4.88%, 01/10/38 (a) (b) (o)	890,625	893,820
ADT Corp.
3.50%, 07/15/22 (e)	100,000	89,500
4.13%, 06/15/23 (e)	600,000	552,000
Asciano Finance Ltd., 4.63%, 09/23/20 (b)	1,000,000	1,064,317
Aviation Capital Group Corp.
3.88%, 09/27/16 (b)	1,700,000	1,746,488
4.63%, 01/31/18 (b)	1,400,000	1,459,028
7.13%, 10/15/20 (b)	1,000,000	1,149,438
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)	616,000	626,780
Burlington Northern Santa Fe LLC
5.40%, 06/01/41	2,500,000	2,848,578
4.38%, 09/01/42	1,000,000	1,000,668
Cielo SA, 3.75%, 11/16/22 (b)	500,000	471,250
Delos Finance SARL Term Loan, 3.50%, 02/27/21 (a)	1,250,000	1,242,713
Heathrow Funding Ltd., 2.50%, 06/25/15 (c) (d)	1,100,000	1,113,098
Lender Processing Services Inc., 5.75%, 04/15/23	335,000	355,100
Masco Corp.
6.13%, 10/03/16	1,450,000	1,551,500
7.13%, 03/15/20	1,000,000	1,142,500
Penske Truck Leasing Co. LP, 3.38%, 03/15/18 (b)	1,000,000	1,043,848
Sensata Technologies Term Loan, 0.00%, 08/15/21 (p)	400,000	398,332
USG Corp.
9.75%, 01/15/18 (g)	500,000	576,250
7.88%, 03/30/20 (b)	800,000	860,000
Verisk Analytics Inc., 4.13%, 09/12/22	975,000	1,011,377
		21,196,585
INFORMATION TECHNOLOGY - 2.2%
Activision Blizzard Inc. Term Loan B, 3.25%, 09/15/20 (a)	339,000	338,841
Avago Technologies Ltd. Term Loan B, 3.75%, 04/01/21 (a)	2,400,000	2,391,312
Baidu Inc., 3.25%, 08/06/18	2,400,000	2,467,634
Dell Inc Term Loan B, 4.50%, 03/24/20 (a)	1,584,000	1,585,378
Fidelity National Information Services Inc., 3.88%, 06/05/24	800,000	810,635
KLA-Tencor Corp.
4.13%, 11/01/21	200,000	201,374
4.65%, 11/01/24	200,000	200,558
Motorola Solutions Inc., 4.00%, 09/01/24 (e)	600,000	589,658
Symantec Corp., 3.95%, 06/15/22 (e)	1,400,000	1,374,194
Tencent Holdings Ltd., 3.38%, 05/02/19 (b)	500,000	508,391
		10,467,975
MATERIALS - 1.6%
ALROSA Finance SA, 7.75%, 11/03/20	1,000,000	1,036,250
Anglo American Capital Plc, 4.13%, 04/15/21 (c) (d)	200,000	202,271
Cemex SAB de CV
9.50%, 06/15/18 (b)	400,000	446,800
5.88%, 03/25/19 (b) (e)	1,200,000	1,243,500
Codelco, 2.25%, 07/09/24 (c) (d), EUR	800,000	1,021,587
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.13%, 12/12/17 (b)	600,000	588,000
Georgia-Pacific LLC, 5.40%, 11/01/20 (c) (d)	500,000	571,260
Goldcorp Inc., 3.63%, 06/09/21	350,000	350,677
OJSC Novolipetsk Steel via Steel Funding Ltd., 4.45%, 02/19/18 (b)	700,000	674,625
West Fraser Timber Co. Ltd., 4.35%, 10/15/24 (c) (d)	200,000	200,548
Xstrata Finance Canada Ltd., 2.70%, 10/25/17 (b) (j)	1,100,000	1,120,083
		7,455,601
TELECOMMUNICATION SERVICES - 4.3%
AT&T Inc., 4.80%, 06/15/44 (e)	600,000	605,624
CC Holdings GS V LLC, 2.38%, 12/15/17 (e)	550,000	557,226
Crown Castle International Corp., 5.25%, 01/15/23	500,000	511,875
Crown Castle Term Loan, 3.00%, 01/31/21 (a)	2,194,472	2,175,271
Crown Castle Towers LLC, 5.50%, 01/15/17 (b)	1,500,000	1,596,090
Intelsat Jackson Holdings SA Term Loan B-1, 3.75%, 04/02/18 (a)	1,342,495	1,330,748
Telecom Italia SpA
4.50%, 09/20/17, EUR	1,025,000	1,376,328
6.38%, 06/24/19, GBP	200,000	345,930
Telefonica Emisiones SAU, 0.88%, 06/23/17 (a)	1,000,000	998,698
Verizon Communications Inc.
5.15%, 09/15/23	3,100,000	3,470,310
6.55%, 09/15/43	2,235,000	2,821,560
5.01%, 08/21/54 (b)	2,242,000	2,297,398
Verizon Wireless Capital LLC, 8.50%, 11/15/18	1,333,000	1,662,663
Virgin Media Secured Finance Plc, 5.38%, 04/15/21 (b)	800,000	830,000
		20,579,721
UTILITIES - 3.6%
Appalachian Power Co., 5.00%, 06/01/17	2,000,000	2,179,662
CMS Energy Corp., 5.05%, 02/15/18	1,500,000	1,649,924
Delmarva Power & Light Co., 3.50%, 11/15/23	1,700,000	1,763,325
Duquesne Light Holdings Inc., 5.90%, 12/01/21 (b)	1,035,000	1,197,448
Dynegy Finance I Inc.
6.75%, 11/01/19 (b)	700,000	724,500
7.38%, 11/01/22 (b)	300,000	317,250
ENN Energy Holdings Ltd., 6.00%, 05/13/21	400,000	446,986
IPALCO Enterprises Inc., 7.25%, 04/01/16 (c) (d)	1,400,000	1,491,000

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Israel Electric Corp. Ltd.
5.63%, 06/21/18	1,250,000	1,328,250
7.25%, 01/15/19 (b) (e)	950,000	1,065,900
Jersey Central Power & Light Co., 4.80%, 06/15/18	3,000,000	3,237,723
MidAmerican Energy Holdings Co., 5.95%, 05/15/37	1,500,000	1,849,744
Tokyo Electric Power Co. Inc., 5.05%, 11/28/14, JPY	10,000,000	89,198
		17,340,910
Total Corporate Bonds and Notes (cost $366,973,500)		372,746,730

GOVERNMENT AND AGENCY OBLIGATIONS - 16.6%

GOVERNMENT SECURITIES - 16.6%
Municipals - 1.9%
California Earthquake Authority, 2.81%, 07/01/19	1,200,000	1,198,656
City of New York, 5.97%, 03/01/36	1,000,000	1,244,640
Los Angeles Community College District, 6.75%, 08/01/49	1,165,000	1,685,440
Metropolitan Transportation Authority, RB, 6.81%, 11/15/40	1,000,000	1,367,550
Port Authority of New York & New Jersey, GO, 4.93%, 10/01/51	1,000,000	1,102,500
Sacramento Municipal Utility District, RB, 6.16%, 05/15/36	1,000,000	1,273,820
Triborough Bridge & Tunnel Authority, GO, 5.50%, 11/15/39	1,000,000	1,188,020
		9,060,626
Sovereign - 3.3%
Autonomous Community of Valencia, Spain, 4.38%, 07/16/15, EUR	200,000	255,956
Indonesia Government International Bond, 2.88%, 07/08/21 (b), EUR	700,000	890,362
Italy Buoni Poliennali Del Tesoro, 5.50%, 11/01/22, EUR	5,500,000	8,632,351
Slovenia Government International Bond
4.70%, 11/01/16 (b), EUR	1,300,000	1,756,702
4.13%, 02/18/19 (b)	2,000,000	2,105,000
Spain Government Bond, 2.75%, 10/31/24 (b), EUR	1,800,000	2,384,962
		16,025,333
U.S. Treasury Securities - 11.4%
U.S. Treasury Bond
3.13%, 02/15/42 (q)	10,500,000	10,673,901
3.63%, 08/15/43 (q)	2,800,000	3,106,250
3.75%, 11/15/43 (q)	9,425,000	10,692,955
3.38%, 05/15/44 (q)	7,300,000	7,744,271
Principal Only, 0.00%, 08/15/43 - 02/15/44 (h) (k) (q)	29,100,000	11,523,976
Principal Only, 0.00%, 11/15/43 (h)	25,400,000	10,031,933
U.S. Treasury Note, 0.25%, 02/28/15 (k)	552,000	552,302
		54,325,588
Total Government and Agency Obligations (cost $79,675,829)		79,411,547

COMMON STOCKS - 1.0%

CONSUMER DISCRETIONARY - 1.0%
Las Vegas Sands Corp.	15,482	963,909
Melco Crown Entertainment Ltd. - ADR	45,039	1,222,359
MGM Resorts International (l)	52,045	1,210,046
Wynn Resorts Ltd.	6,603	1,254,636
Total Common Stocks (cost $4,620,298)		4,650,950

PREFERRED STOCKS - 0.4%

FINANCIALS - 0.4%
CoBank ACB, 6.25%, (callable at 100 beginning 10/01/22) (c) (d) (f)	20,000	2,080,626
Total Preferred Stocks (cost $2,125,000)		2,080,626

TRUST PREFERREDS - 1.1%

FINANCIALS - 1.1%
Citigroup Capital XIII, 7.88%, (callable at 25 beginning 10/30/15)	202,500	5,390,550

UTILITIES - 0.0%
SCE Trust III, 5.75%, (callable at 25 beginning 03/15/24) (e) (f)	4,000	108,160
Total Trust Preferreds (cost $5,666,915)		5,498,710

PURCHASED OPTIONS - 0.1%
Euro Stoxx 50 Price Index Put Option, Strike Price EUR 3,600, Expiration 12/20/19, (d)	106	271,686
Interest Rate Put Swaption, 3 month LIBOR versus 3.45% fixed, Expiration 09/21/15, DUB (d)	50	157,113
Total Purchased Options (cost $709,598)		428,799

SHORT TERM INVESTMENTS - 7.9%
Certificates of Deposit - 0.5%
Banco Bilbao Vizcaya Argentaria, 1.08%, 05/16/16 (a)	$1,250,000	1,248,669
Intesa Sanpaolo SpA, 1.61%, 04/11/16 (a)	1,000,000	1,006,810
		2,255,479
Federal National Mortgage Association - 0.4% (m)
Federal National Mortgage Association, 0.07%, 04/27/15	1,700,000	1,699,504

Repurchase Agreements - 3.5%
Repurchase Agreement with JPM, 0.17% (Collateralized by $1,467,000 Federal National Mortgage Association, 6.25%, due 05/15/29, value $2,009,775) acquired on 10/31/14, due 11/03/14 at $2,000,028	2,000,000	2,000,000
Repurchase Agreement with BNP, 0.15% (Collateralized by $14,532,900 U.S. Treasury Note, 1.88%, due 06/30/15, value $14,702,640) acquired on 10/31/14, due 11/03/14 at $14,500,181	14,500,000	14,500,000
		16,500,000
Securities Lending Collateral - 3.1%
BlackRock Liquidity Funds TempFund Portfolio, 0.15% (n)	3,000,000	3,000,000
Fidelity Institutional Money Market Portfolio, 0.06% (n)	3,000,000	3,000,000
Repurchase Agreement with BCL, 0.08% (Collateralized by $4,490,628 U.S. Treasury Inflation Index Note, 1.25%-1.38%, due 07/15/20-02/15/44, value $5,100,000) acquired on 10/31/14, due 11/03/14 at $5,000,033	$5,000,000	5,000,000

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Repurchase Agreement with MLP, 0.10% (Collateralized by $1,004,243 U.S. Treasury Note, 0.88%-2.63%, due 12/31/16-08/15/20, value $1,038,117, and $2,710,643 U.S. Treasury Inflation Index Note, 0.75%, due 02/15/42, value $2,715,172) acquired on 10/31/14, due 11/03/14 at $3,679,726	3,679,695	3,679,695
		14,679,695

Treasury Securities - 0.4%
Hellenic Republic Treasury Bill, 2.54%, 02/06/15, EUR	400,000	498,190
U.S. Treasury Bill
0.02%, 11/06/14 (k)	$172,000	171,999
0.06%, 12/26/14 (k)	340,000	339,984
0.05%, 01/02/15 (k)	181,000	180,998
0.04%, 02/12/15 (k)	142,000	141,993
0.05%, 03/05/15 (k)	114,000	113,984
0.04%, 03/12/15 (k)	151,000	150,980
0.04%, 04/02/15 (k)	420,000	419,926
		2,018,054
Total Short Term Investments (cost $37,180,957)		37,152,732

Total Investments - 114.0% (cost $537,771,744)		544,141,230
Other Assets and Liabilities, Net - (14.0%)		(66,697,376)
Total Net Assets - 100.0%		$477,443,854

(a)	Variable rate security. Rate stated was in effect as of October 31, 2014.
(b)

The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933 to be liquid based on procedures approved by the Trust’s Board of Trustees. As of October 31, 2014, the aggregate value of these liquid securities was $105,946,133 which represented 22.2% of net assets.

(c)	Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.
(d)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(e)	All or a portion of the security was on loan.
(f)	Perpetual maturity security.
(g)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(h)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	Convertible security.
(j)	Security is a “step-up” bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of October 31, 2014.
(k)	All or a portion of the securities is pledged or segregated as collateral.
(l)	Non-income producing security.
(m)	The securities in this category are direct debt of the agency and not collateralized by mortgages.
(n)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of October 31, 2014.
(o)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements and Disclosures” in the Notes to Financial Statements.

(p)	This variable rate senior loan will settle after October 31, 2014, at which time the interest rate will be determined.
(q)	All or a portion of the investment was purchased or sold on a delayed delivery basis. As of October 31, 2014, the total cost of investments purchased on a delayed delivery basis was $52,558,574.

Investments by Country*	Percentage of Total Long-Term Investments
Australia	1.4%
Brazil	1.8
Canada	0.5
Cayman Islands	0.3
Chile	0.3
China	1.7
Colombia	0.1
Ecuador	0.1
France	2.0
Hong Kong	0.2
India	0.9
Indonesia	0.2
Ireland	0.1
Israel	0.5
Italy	3.4
Japan	0.2
Luxembourg	0.8
Macau	0.5
Mexico	0.3
Netherlands	2.1
Norway	0.9
Peru	0.2
Portugal	0.3
Russian Federation	2.1
Singapore	0.6
Slovenia	0.8
South Korea	0.4
Spain	1.1
Switzerland	2.7
United Kingdom	5.1
United States	68.4
Total Long-Term Investments	100.0%

*       The country table is presented for this Fund because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

See accompanying Notes to Financial Statements.

Restricted Securities - The Fund invests in securities that are restricted under the Securities Act of 1933 or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Act of 1933, as amended.  As of October 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act which are deemed to be liquid, as follows:

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
Anglo American Capital Plc, 4.13%, 04/15/21	04/09/2014	$199,294	$202,271	0.1%
Banque PSA Finance SA, 4.38%, 04/04/16	02/25/2013	1,703,031	1,725,500	0.4
CoBank ACB, 6.25%, (callable at 100 beginning 10/01/22)	06/03/2013	2,125,000	2,080,626	0.4
Codelco, 2.25%, 07/09/24	07/03/2014	1,078,614	1,021,587	0.2
Credit Agricole SA, 6.63%, (callable at 100 beginning 09/23/19)	09/12/2014	800,000	780,480	0.2
Enable Midstream Partners LP, 2.40%, 05/15/19	05/20/2014	1,199,185	1,184,316	0.2
Federal Express Corp. Pass-Through Trust, 2.63%, 01/15/18	01/23/2012	936,594	949,930	0.2
Georgia-Pacific LLC, 5.40%, 11/01/20	05/01/2014	537,677	571,260	0.1
Heathrow Funding Ltd., 2.50%, 06/25/15	06/25/2014	1,099,568	1,113,098	0.2
IPALCO Enterprises Inc., 7.25%, 04/01/16	12/09/2011	1,438,378	1,491,000	0.3
Intesa Sanpaolo SpA, 5.02%, 06/26/24	06/20/2014	900,663	879,226	0.2
OMX Timber Finance Investments I LLC, 5.42%, 01/29/20	09/15/2014	779,799	778,153	0.2
Petrofac Ltd., 3.40%, 10/10/18	10/04/2013	697,906	720,753	0.2
Piper Jaffray Cos., 3.23%, 05/31/17	06/03/2014	700,000	699,641	0.1
Teachers Insurance & Annuity Association of America, 4.38%, 09/15/54	09/16/2014	3,992,662	4,068,200	0.9
WEA Finance LLC, 3.75%, 09/17/24	09/11/2014	597,791	607,245	0.1
West Fraser Timber Co. Ltd., 4.35%, 10/15/24	10/08/2014	200,000	200,548	0.1
		$18,986,162	$19,073,834	4.1%

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts/Notional Contracts	Value
Foreign Currency Options
Brazilian Real versus USD Call Option, BOA	05/27/2015	2.65	2,800,000	$(108,545)
Brazilian Real versus USD Call Option, GSB	06/02/2015	2.70	1,200,000	(40,413)
Indian Rupee versus USD Call Option, BOA	02/27/2015	65.20	1,500,000	(7,524)
Indian Rupee versus USD Call Option, GSB	06/02/2015	67.00	1,100,000	(10,051)
Indian Rupee versus USD Call Option, MSC	06/03/2015	65.90	2,000,000	(24,328)
			8,600,000	$(190,861)
Index Options
CDX.NA.HY.22 Put Option, BOA	12/17/2014	103.00	24	$(5,373)
CDX.NA.IG.22 Put Option, BOA	12/17/2014	0.70	75	(4,835)
CDX.NA.IG.22 Put Option, CIT	12/17/2014	0.70	69	(4,448)
CDX.NA.IG.23 Put Option, GSI	12/17/2014	1.20	24	(174)
Euro Stoxx 50 Index Put Option, CSI	12/20/2019	2,300.00	106	(344,400)
iTraxx Europe Main Series 21 Put Option, GSI	12/17/2014	0.95	124	(2,111)
iTraxx Europe Main Series 22 Call Option, CIT	01/21/2015	0.60	20	(4,311)
iTraxx Europe Main Series 22 Put Option, CIT	01/21/2015	1.00	6	(605)
iTraxx Europe Main Series 22 Put Option, CIT	01/21/2015	0.90	14	(2,275)
iTraxx Europe Main Series 22 Put Option, GSI	01/21/2015	1.20	19	(712)
S&P 500 Index Call Option, GSI	12/19/2014	2,100.00	11	(6,220)
S&P 500 Index Put Option, GSI	12/19/2014	1,900.00	11	(14,171)
			503	$(389,635)
Interest Rate Swaptions
Call Swaption, 3-Month LIBOR versus 1.85% fixed, MSS	12/02/2014	N/A	48	$(25,359)
Call Swaption, 3-Month LIBOR versus 2.25% fixed, MSS	11/17/2014	N/A	11	(262)
Call Swaption, 3-Month LIBOR versus 2.91% fixed, MSS	08/17/2015	N/A	304	(115,665)
Call Swaption, 6-Month Euribor versus 0.35% fixed, GSB	09/08/2015	N/A	96	(29,017)
Call Swaption, 6-Month Euribor versus 0.95% fixed, DUB	03/23/2015	N/A	8	(4,355)
Call Swaption, 6-Month Euribor versus 0.95% fixed, GSB	03/23/2015	N/A	7	(3,810)
Put Swaption, 3-Month LIBOR versus 2.15% fixed, MSS	12/02/2014	N/A	48	(1,636)
Put Swaption, 3-Month LIBOR versus 2.45% fixed, MSS	11/17/2014	N/A	11	(8,463)
Put Swaption, 3-Month LIBOR versus 2.50% fixed, DUB	09/21/2015	N/A	208	(212,764)

See accompanying Notes to Financial Statements.

	Expiration Date	Exercise Price	Contracts/Notional Contracts	Value
Interest Rate Swaptions (continued)
Put Swaption, 3-Month LIBOR versus 2.91% fixed, MSS	08/17/2015	N/A	304	$(96,247)
Put Swaption, 6-Month Euribor versus 0.35% fixed, GSB	09/08/2015	N/A	96	(13,898)
Put Swaption, 6-Month Euribor versus 1.55% fixed, DUB	03/23/2015	N/A	8	(2,382)
Put Swaption, 6-Month Euribor versus 1.55% fixed, GSB	03/23/2015	N/A	7	(2,084)
			1,156	$(515,942)

Summary of Written Options

	Contracts/ Notional Contracts	Premiums
Options outstanding at October 31, 2013	3,232	$959,261
Options written during the year	18,543,315	1,818,047
Options closed during the year	(1,414)	(151,703)
Options expired during the year	(9,943,474)	(1,193,796)
Options outstanding at October 31, 2014	8,601,659	$1,431,809

Schedule of Exchange Traded Futures Options

	Expiration Date	Variation Margin Receivable	Exercise Price		Written Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund Call Option	11/21/2014	201	EUR	151.00	(16)	$(7,146)
Euro-Bund Put Option	11/21/2014	—	EUR	146.00	(16)	6,089
					(32)	$(1,057)

Schedule of Open Future Contracts

	Expiration	Contracts Long	Unrealized Appreciation
U.S. Treasury Note Future, 10-Year	December 2014	146	$145,836

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
BRL/USD	01/04/2017	DUB	BRL	4,658,675	$1,553,461	$(86,340)
EUR/USD	12/02/2014	BOA	EUR	197,000	246,914	(977)
GBP/USD	12/11/2014	CIT	GBP	994,000	1,589,624	(31,265)
INR/USD	01/20/2015	CIT	INR	79,086,740	1,266,812	(922)
MXN/USD	02/05/2015	BCL	MXN	16,506,000	1,218,892	(3,666)
MXN/USD	12/18/2014	BNP	MXN	1,523,000	112,793	432
MXN/USD	12/18/2014	BNP	MXN	12,441,649	921,429	(8,788)
MXN/USD	12/18/2014	CIT	MXN	13,547,837	1,003,354	(26,646)
MXN/USD	02/05/2015	UBS	MXN	1,768,000	130,559	978
USD/AUD	11/04/2014	BOA	AUD	(4,045,000)	(3,559,611)	23,458
USD/BRL	01/04/2017	BNP	BRL	(4,658,675)	(1,553,461)	86,340
USD/BRL	12/02/2014	UBS	BRL	(470,368)	(188,199)	1,152
USD/CAD	11/17/2014	BCL	CAD	(932,000)	(826,674)	5,026
USD/EUR	11/04/2014	UBS	EUR	(30,756,000)	(38,541,836)	803,239
USD/EUR	12/02/2014	UBS	EUR	(30,756,000)	(38,548,599)	542,215
USD/GBP	12/11/2014	BOA	GBP	(6,578,000)	(10,519,667)	103,803
USD/JPY	12/02/2014	BCL	JPY	(1,047,100,000)	(9,324,016)	398,424
USD/JPY	11/04/2014	UBS	JPY	(1,047,100,000)	(9,322,057)	295,483
USD/MXN	02/05/2015	BNP	MXN	(15,983,000)	(1,180,271)	(888)
USD/MXN	02/05/2015	BNP	MXN	(6,178,000)	(456,217)	11,647

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
ZAR/USD	11/14/2014	GSC	ZAR	1,274,818	$115,391	$2,561
					$(105,861,379)	$2,115,266

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Interest Rate Swap Agreements
BNP	Brazil Interbank Deposit Rate	Paying	11.68%	01/04/2021	BRL	17,500,000	$(26,318)	$30,503
DUB	Brazil Interbank Deposit Rate	Paying	11.68%	01/04/2021	BRL	7,500,000	(9,612)	11,406
DUB	Brazil Interbank Deposit Rate	Paying	12.56%	01/04/2021	BRL	14,000,000	(6,626)	178,933
GSB	Brazil Interbank Deposit Rate	Paying	12.06%	01/04/2021	BRL	2,400,000	8,579	3,836
UBS	Brazil Interbank Deposit Rate	Paying	11.00%	01/04/2021	BRL	1,300,000	(5,390)	(6,139)
UBS	Brazil Interbank Deposit Rate	Paying	11.47%	01/02/2017	BRL	41,800,000	79,414	(69,631)
BNP	Eurozone HICP	Receiving	1.00%	10/15/2019	EUR	300,000	(534)	(195)
BNP	Eurozone HICP	Receiving	1.00%	10/15/2019	EUR	300,000	(691)	(38)
BNP	Eurozone HICP	Receiving	1.00%	10/15/2019	EUR	300,000	(1,076)	347
BNP	Eurozone HICP	Receiving	1.05%	09/15/2019	EUR	500,000	(150)	(3,653)
BNP	Eurozone HICP	Receiving	1.00%	10/15/2019	EUR	500,000	(1,152)	(62)
BNP	Eurozone HICP	Receiving	1.00%	10/15/2019	EUR	500,000	(1,961)	747
BOA	Eurozone HICP	Receiving	1.00%	10/15/2019	EUR	300,000	—	(728)
BOA	Eurozone HICP	Receiving	1.05%	09/15/2019	EUR	300,000	(76)	(2,206)
CIT	Eurozone HICP	Receiving	1.00%	10/22/2019	EUR	300,000	(1,099)	372
DUB	Eurozone HICP	Receiving	1.05%	09/15/2019	EUR	300,000	198	(2,479)
GSB	Eurozone HICP	Receiving	0.90%	10/15/2019	EUR	500,000	(1,159)	3,179
GSB	Eurozone HICP	Receiving	0.90%	10/15/2019	EUR	500,000	(1,152)	3,172
GSB	Eurozone HICP	Receiving	1.05%	09/15/2019	EUR	700,000	2,588	(7,911)
GSB	Eurozone HICP	Receiving	1.00%	10/15/2019	EUR	1,000,000	(537)	(1,892)
DUB	Mexican Interbank Rate	Paying	5.61%	07/07/2021	MXN	65,900,000	10,803	(16,626)
							$44,049	$120,935

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements
N/A	3-Month Australian Bank Bill Short Term Rate	Paying	3.25%	09/21/2017	AUD	53,900,000	$176,036
N/A	3-Month EURIBOR	Receiving	0.40%	03/16/2015	EUR	14,100,000	(23,344)
N/A	3-Month LIBOR	Paying	2.70%	07/18/2024		2,400,000	(53,267)
N/A	3-Month LIBOR	Receiving	2.70%	05/21/2024		27,700,000	(641,817)
N/A	6-Month EURIBOR	Receiving	1.25%	03/18/2025	EUR	9,500,000	(188,775)
N/A	British Bankers’ Association Yen LIBOR	Receiving	1.00%	09/20/2024	JPY	110,000,000	(4,711)
N/A	British Bankers’ Association Yen LIBOR	Paying	1.00%	09/18/2023	JPY	770,000,000	(327,745)
N/A	London-Interbank Offered Rate	Receiving	2.75%	03/18/2025	GBP	4,400,000	(116,628)
N/A	Mexican Interbank Rate	Paying	6.80%	12/26/2023	MXN	14,400,000	19,893
N/A	Mexican Interbank Rate	Paying	5.61%	07/07/2021	MXN	100,700,000	501
							$(1,159,857)

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread(3)	Fixed Rate(6)	Expiration Date	Notional Amount(1),(5)	Value	Premiums Paid	Unrealized Appreciation
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - sell protection (2)
DUB	BNP Paribas, 2.88%, 09/26/2023	0.56%	1.00%	03/20/2019	$(1,441,121)	$27,364	$15,351	$13,694
BNP	Carlsberg Breweries A/S, 3.34%, 10/13/2017	0.79%	1.00%	03/20/2019	(125,315)	1,118	701	563
DUB	Commonwealth Bank of Australia, 6.25%, 01/20/2015	0.41%	1.00%	03/20/2019	(900,000)	22,861	9,623	14,288
GSI	Community Health Systems Inc., 8.00%, 11/15/2019	3.12%	5.00%	03/20/2021	(500,000)	52,014	36,014	18,917

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread(3)	Fixed Rate(6)	Expiration Date	Notional Amount(1),(5)	Value	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - sell protection (2) (continued)
GSC	Credit Agricole, 5.07%, 08/10/2022	0.63%	1.00%	09/20/2019	$(1,450,000)	$25,255	$16,211	$10,655
CGM	D.R. Horton, 3.63%, 02/15/2018	1.56%	1.00%	09/20/2019	(900,000)	(23,174)	(43,556)	21,382
MSS	Domtar Corporation, 7.13%, 08/15/2015	1.44%	1.00%	03/20/2019	(500,000)	(9,219)	(11,395)	2,760
CSI	Encana Corp., 4.75%, 10/15/2013	0.60%	1.00%	03/20/2018	(2,000,000)	26,407	(26,492)	55,232
MSS	Federated Republic of Brazil, 12.25%, 03/06/2030	0.74%	1.00%	12/20/2016	(6,500,000)	35,465	(113,735)	156,783
BBP	Ford Motor Co., 6.50%, 08/01/2018	0.29%	5.00%	12/20/2015	(1,050,000)	56,691	87,912	(25,096)
BCL	Ford Motor Credit Co., 5.00%, 05/15/2018	1.08%	5.00%	09/20/2021	(2,500,000)	613,158	622,937	4,111
BBP	General Electric Capital Corp., 5.63%, 09/15/2017	0.47%	1.00%	03/20/2019	(1,700,000)	38,505	19,911	20,578
DUB	General Motors Co., 4.88%, 10/02/2023	1.33%	5.00%	03/20/2019	(1,000,000)	153,238	166,945	(7,874)
CSI	Glencore Finance Europe, 6.50%, 02/27/2019	1.01%	1.00%	12/20/2018	(814,547)	(213)	(24,233)	24,970
GSC	Hellenic Republic, 2.00%, 02/24/2023	6.87%	1.00%	12/20/2015	(700,000)	(44,200)	(32,098)	(11,324)
CSI	HJ Heinz Co., 6.38%, 07/15/2028	0.95%	1.00%	03/20/2018	(100,000)	158	(2,979)	3,254
DUB	HSBC Bank Plc, 4.00%, 01/15/2021	0.55%	1.00%	03/20/2021	(1,350,000)	36,411	(869)	38,855
BOA	KB Home, 9.10%, 09/15/2017	2.30%	5.00%	09/20/2018	(500,000)	49,857	25,563	27,211
GSI	KB Home, 9.10%, 09/15/2017	2.30%	5.00%	09/20/2018	(700,000)	69,800	35,279	38,604
BBP	Kingdom of Spain, 5.50%, 07/30/2017	0.86%	1.00%	06/20/2019	(3,700,000)	23,364	23,637	4,044
BBP	Kingdom of Spain, 5.50%, 07/30/2017	0.80%	1.00%	12/20/2018	(500,000)	4,054	(29,438)	34,076
BOA	Kingdom of Spain, 5.50%, 07/30/2017	0.80%	1.00%	12/20/2018	(100,000)	811	(5,896)	6,824
GSI	Kingdom of Spain, 5.50%, 07/30/2017	0.80%	1.00%	12/20/2018	(800,000)	6,487	(25,660)	33,080
MSS	Kingdom of Spain, 5.50%, 07/30/2017	0.83%	1.00%	03/20/2019	(3,700,000)	26,698	(22,715)	53,730
MSS	Kingdom of Spain, 5.50%, 07/30/2017	0.86%	1.00%	06/20/2019	(550,000)	3,473	2,404	1,711
BNP	Lafarge SA, 5.38%, 11/29/2018	1.20%	1.00%	03/20/2021	(939,861)	(11,399)	(96,012)	85,710
CSI	Lafarge SA, 5.38%, 11/29/2018	1.20%	1.00%	03/20/2021	(1,253,149)	(15,198)	(134,551)	120,815
BBP	Metlife Inc., 4.75%, 02/08/2021	0.52%	1.00%	12/20/2018	(3,000,000)	58,289	—	61,789
BBP	Morgan Stanley, 6.00%, 04/28/2015	0.63%	1.00%	12/20/2018	(2,500,000)	36,853	3,613	36,156
BNP	Petrobras International Finance Co., 8.38%, 12/10/2018	2.33%	1.00%	09/20/2019	(1,200,000)	(72,583)	(65,933)	(5,317)
BNP	Petrobras International Finance Co., 8.38%, 12/10/2018	2.24%	1.00%	06/20/2019	(1,000,000)	(53,907)	(76,887)	24,146
DUB	Petrobras International Finance Co., 8.38%, 12/10/2018	0.77%	1.00%	06/20/2015	(1,200,000)	1,802	(3,435)	6,637
DUB	Petrobras International Finance Co., 8.38%, 12/10/2018	0.77%	1.00%	03/20/2015	(700,000)	636	(6,338)	7,790
GSC	Petrobras International Finance Co., 8.38%, 12/10/2018	2.33%	1.00%	09/20/2019	(400,000)	(24,194)	(23,215)	(535)
DUB	Prudential Financial Inc., 6.10%, 06/15/2017	0.45%	1.00%	12/20/2018	(2,500,000)	55,752	—	58,668
DUB	Republic of Colombia, 10.38%, 01/28/2033	0.30%	1.00%	03/20/2016	(250,000)	2,438	1,503	1,226
GSI	Republic of Colombia, 10.38%, 01/28/2033	0.30%	1.00%	03/20/2016	(750,000)	7,313	4,510	3,678
BOA	Russian Federation, 7.50%, 03/31/2030	1.94%	1.00%	12/20/2014	(200,000)	(261)	(226)	188
CSI	Telecom Italia SpA, 5.38%, 01/29/2019	1.78%	1.00%	06/20/2019	(125,315)	(4,316)	(8,713)	4,542
CSI	Telefonica Emisiones, SAU, 4.38%, 02/02/2016	1.19%	1.00%	06/20/2021	(877,204)	(10,537)	(38,548)	29,034
BBP	The Republic of Italy, 6.88%, 09/27/2023	0.99%	1.00%	12/20/2018	(1,200,000)	552	(92,049)	94,001
BBP	The Republic of Italy, 6.88%, 09/27/2023	0.99%	1.00%	12/20/2018	(400,000)	184	(26,228)	26,878
DUB	The Republic of Italy, 6.88%, 09/27/2023	1.03%	1.00%	03/20/2019	(7,600,000)	(9,063)	(145,892)	145,695
DUB	The Republic of Italy, 6.88%, 09/27/2023	1.06%	1.00%	06/20/2019	(4,300,000)	(12,287)	32,797	(40,067)
DUB	The Republic of Italy, 6.88%, 09/27/2023	1.03%	1.00%	03/20/2019	(3,700,000)	(4,412)	(64,017)	63,922
DUB	The Republic of Italy, 6.88%, 09/27/2023	1.03%	1.00%	03/20/2019	(1,000,000)	(1,193)	(21,524)	21,498
GSI	The Republic of Italy, 6.88%, 09/27/2023	0.99%	1.00%	12/20/2018	(1,100,000)	506	(71,645)	73,434
MSS	The Republic of Italy, 6.88%, 09/27/2023	1.06%	1.00%	06/20/2019	(2,400,000)	(6,858)	17,154	(21,212)
MSS	The Republic of Italy, 6.88%, 09/27/2023	0.99%	1.00%	12/20/2018	(500,000)	230	(32,566)	33,379
DUB	UK Gilt Treasury Bond, 4.25%, 06/07/2032	0.04%	1.00%	12/20/2016	(3,000,000)	61,703	10,972	54,231
BOA	United Mexican States, 5.95%, 03/19/2019	0.65%	1.00%	03/20/2019	(500,000)	7,485	3,548	4,521
BOA	United Mexican States, 5.95%, 03/19/2019	0.59%	1.00%	12/20/2018	(200,000)	3,280	(539)	4,052
DUB	United Mexican States, 5.95%, 03/19/2019	0.65%	1.00%	03/20/2019	(2,950,000)	44,163	22,428	25,176
DUB	United Mexican States, 5.95%, 03/19/2019	0.59%	1.00%	12/20/2018	(500,000)	8,200	1,708	7,076
GSI	United Mexican States, 5.95%, 03/19/2019	0.59%	1.00%	12/20/2018	(2,000,000)	32,801	1,172	33,963
MSS	United Mexican States, 5.95%, 03/19/2019	0.35%	1.00%	12/20/2016	(6,000,000)	83,267	(97,951)	188,218
MSS	United Mexican States, 5.95%, 03/19/2019	0.65%	1.00%	03/20/2019	(1,150,000)	17,216	5,021	13,537
BNP	UnityMedia KabelBW GmbH, 9.63%, 12/01/2019	1.88%	5.00%	03/20/2019	(1,253,149)	163,337	134,835	35,812
BBP	UPC Holding BV, 8.38%, 08/15/2020	2.77%	5.00%	03/20/2021	(250,630)	32,380	26,108	7,734
BOA	UPC Holding BV, 8.38%, 08/15/2020	1.95%	5.00%	03/20/2019	(626,574)	80,651	42,074	42,232
BBP	Virgin Media Finance Plc, 7.00%, 04/15/2023	2.85%	5.00%	06/20/2021	(375,945)	48,101	40,230	10,064

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread(3)	Fixed Rate(6)	Expiration Date	Notional Amount(1),(5)	Value	Premiums Paid / (Received)	Unrealized Appreciation
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - sell protection (2) (continued)
DUB	Whirlpool Corp., 7.75%, 07/15/2016	0.35%	1.00%	03/20/2018	$(1,400,000)	$30,450	$(17,635)	$49,719
					$(93,382,808)	$1,747,764	$47,191	$1,849,418

Counterparty	Reference Obligation	Fixed Rate(6)	Expiration Date	Notional Amount(1),(5)	Value(4)	Unrealized Appreciation / (Depreciation)
Centrally Cleared Credit Default Swap Agreements Swap Agreements
Credit default swap agreements - sell protection (2)
N/A	CDX.NA.HY.22	5.00%	06/20/2019	$(5,940,000)	$448,030	$(36,377)
N/A	CDX.NA.IG.22	1.00%	06/20/2019	(13,400,000)	266,271	71,623
N/A	CDX.NA.IG.23	1.00%	12/20/2019	(15,000,000)	266,655	19,497
N/A	iTraxx Europe Series 21	1.00%	06/20/2024	(2,130,352)	(3,943)	(9,256)
N/A	iTraxx Europe Series 22	1.00%	12/20/2019	(4,198,048)	73,147	2,379
				$(40,668,400)	$1,050,160	$47,866

(1)Notional amount is stated in USD unless otherwise noted.

(2)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(3)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(4)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(6)If the Fund is a seller of protection, the Fund receives the fixed rate.

See accompanying Notes to Financial Statements.

Curian/PIMCO Total Return Fund

	Shares/Par†	Value
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 8.9%
Accredited Mortgage Loan Trust REMIC, 0.41%, 09/25/36 (a)	$10,000,000	$8,327,670
ACE Securities Corp. Home Equity Loan Trust REMIC, 1.19%, 10/25/34 (a)	2,699,237	2,521,384
Asset Backed Securities Corp. Home Equity Loan Trust REMIC, 1.50%, 04/15/33 (a)	1,846,285	1,811,750
Banc of America Funding Ltd., 0.42%, 10/03/39 (a) (b)	2,987,602	2,976,911
Banc of America Funding Trust REMIC, 5.09%, 02/20/35 (a)	461,220	458,126
Bear Stearns Asset Backed Securities I Trust REMIC, 0.64%, 09/25/35 (a)	6,000,000	4,868,328
Citigroup Mortgage Loan Trust REMIC, 2.51%, 10/25/35 (a)	154,908	153,167
Countrywide Asset-Backed Certificates REMIC, 0.90%, 06/25/34 (a)	6,375,155	6,086,246
Credit Suisse Commercial Mortgage Trust REMIC, 5.38%, 02/15/40	572,907	612,221
Delta Air Lines Inc. Pass-Through Trust, 7.75%, 06/17/21	245,295	283,315
Delta Funding Corp. Home Equity Loan Trust, 2.03%, 12/25/31 (a)	4,824,890	4,473,093
First Horizon Alternative Mortgage Securities Trust REMIC, 2.21%, 06/25/34 (a)	716,894	702,410
First Horizon Mortgage Pass-Through Trust REMIC, 2.57%, 06/25/35 (a)	2,263,381	2,105,650
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust REMIC, 5.44%, 03/10/39	1,200,000	1,291,538
GSR Mortgage Loan Trust REMIC, 2.66%, 09/25/35 (a)	1,551,830	1,556,653
Impac Secured Assets Trust REMIC, 0.32%, 01/25/37 (a)	10,371,932	8,571,935
IndyMac INDX Mortgage Loan Trust REMIC, 0.40%, 01/25/16 (a)	1,070,504	944,239
JPMorgan Chase Commercial Mortgage Securities Trust REMIC
5.34%, 05/15/47	1,379,897	1,474,805
5.42%, 01/15/49	378,185	408,014
JPMorgan Mortgage Trust REMIC, 5.50%, 04/25/36	268,654	276,016
Lehman Mortgage Trust REMIC, 6.00%, 09/25/37	1,229,808	1,143,860
Lehman XS Trust REMIC, 0.33%, 07/25/37 (a)	8,769,804	6,001,010
Merit Securities Corp. REMIC, 0.77%, 04/28/27 (a) (b)	65,334	57,479
Merrill Lynch/Countrywide Commercial Mortgage Trust REMIC, 5.49%, 03/12/51 (a)	1,500,000	1,624,421
Morgan Stanley Mortgage Loan Trust REMIC, 0.41%, 04/25/35 (a)	313,114	288,578
Morgan Stanley Re-REMIC Trust, 5.80%, 08/12/45 (a) (b)	1,297,225	1,407,157
Northwest Airlines Pass-Through Trust, 7.15%, 04/01/21	5,079,069	5,593,325
Panhandle-Plains Higher Education Authority Inc. REMIC, 1.37%, 10/01/35 (a)	3,199,752	3,246,087
PHH Mortgage Capital LLC REMIC, 5.61%, 07/18/35 (a)	1,108,499	1,119,511
Provident Funding Mortgage Loan Trust REMIC, 2.46%, 10/25/35 (a)	972,308	968,417
Securitized Asset Backed Receivables LLC Trust REMIC, 0.59%, 08/25/35 (a)	5,900,000	3,676,384
SG Mortgage Securities Trust REMIC, 0.36%, 10/25/36 (a)	6,703,000	3,495,581
SLM Private Education Loan Trust, 1.25%, 08/15/23 (a) (b)	4,074,678	4,096,563
Soundview Home Loan Trust REMIC
0.39%, 07/25/36 (a)	1,900,000	1,106,883
0.28%, 12/25/36 (a)	564,709	539,678
Wachovia Bank Commercial Mortgage Trust REMIC, 5.34%, 12/15/43	1,000,000	1,078,736
Washington Mutual Mortgage Pass-Through Certificates REMIC
2.36%, 08/25/35 (a)	133,640	133,509
1.32%, 11/25/42 (a)	4,354,054	4,217,472
Wells Fargo Mortgage Backed Securities Trust REMIC, 2.61%, 07/25/36 (a)	1,318,694	1,275,126
Total Non-U.S. Government Agency Asset- Backed Securities (cost $84,428,366)		90,973,248

CORPORATE BONDS AND NOTES - 30.3%

CONSUMER DISCRETIONARY - 1.5%
Daimler Finance North America LLC, 2.95%, 01/11/17 (b)	2,771,000	2,873,434
Marks & Spencer Plc, 6.25%, 12/01/17 (c) (d)	2,300,000	2,569,509
MGM Resorts International
6.63%, 07/15/15	500,000	513,100
7.63%, 01/15/17	8,747,000	9,545,164
		15,501,207
CONSUMER STAPLES - 0.4%
Kraft Foods Group Inc., 1.63%, 06/04/15	1,000,000	1,006,156
Kroger Co., 0.76%, 10/17/16 (a)	2,700,000	2,704,209
		3,710,365
ENERGY - 0.8%
Canadian Natural Resources Ltd., 0.61%, 03/30/16 (a)	4,900,000	4,903,102
CNPC General Capital Ltd., 2.75%, 05/14/19 (b)	1,900,000	1,897,205
Petrobras International Finance Co., 7.88%, 03/15/19	300,000	344,019
Rosneft Finance SA, 7.50%, 07/18/16	900,000	936,000
		8,080,326
FINANCIALS - 22.0%
Abbey National Treasury Services Plc, 3.88%, 11/10/14	1,500,000	1,501,302
Ally Financial Inc.
6.75%, 12/01/14	3,800,000	3,812,641
8.30%, 02/12/15	6,700,000	6,808,875
4.63%, 06/26/15	700,000	714,350
3.50%, 07/18/16	3,000,000	3,048,000
2.75%, 01/30/17	600,000	600,720
5.50%, 02/15/17	3,500,000	3,722,950
American Express Bank FSB, 6.00%, 09/13/17	3,300,000	3,708,230
American Express Co., 6.80%, 09/01/66 (a)	3,489,000	3,697,991
American International Group Inc., 8.18%, 05/15/58 (a)	3,300,000	4,479,750
Banca Monte dei Paschi di Siena SpA, 3.63%, 04/01/19, EUR	900,000	1,127,437
Banco do Brasil SA

See accompanying Notes to Financial Statements.

	Shares/Par†	Value
4.50%, 01/22/15 (b)	1,300,000	1,306,500
6.00%, 01/22/20 (b) (e)	200,000	219,000
Banco Mercantil del Norte SA, 4.38%, 07/19/15 (b) (e)	2,900,000	2,957,791
Banco Santander Brasil SA, 4.25%, 01/14/16 (b)	1,000,000	1,027,500
Banco Santander Chile, 1.13%, 04/11/17 (a) (b)	3,700,000	3,682,292
Bank of America Corp.
1.50%, 10/09/15	4,300,000	4,331,304
0.78%, 05/23/17 (a), EUR	1,200,000	1,490,620
Bank of Nova Scotia, 1.25%, 04/11/17	9,400,000	9,399,210
Barclays Bank Plc, 7.75%, 04/10/23 (a)	1,799,000	1,972,154
CIT Group Inc., 4.75%, 02/15/15 (b)	400,000	403,000
Citigroup Inc.
4.59%, 12/15/15	4,300,000	4,479,439
3.95%, 06/15/16	600,000	627,146
4.45%, 01/10/17	200,000	212,903
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, (callable at 100 beginning 06/30/19) (b) (f)	5,900,000	7,699,500
Credit Agricole SA,1.63%, 04/15/16 (c) (d)	4,000,000	4,040,588
Ford Motor Credit Co. LLC
3.88%, 01/15/15	7,100,000	7,144,623
7.00%, 04/15/15	1,400,000	1,438,542
2.75%, 05/15/15	8,100,000	8,180,814
12.00%, 05/15/15	1,300,000	1,376,297
3.98%, 06/15/16	200,000	208,885
0.68%, 11/08/16 (a)	3,500,000	3,499,300
Goldman Sachs Group Inc., 3.70%, 08/01/15	2,000,000	2,044,634
HBOS Plc
0.93%, 09/06/17 (a)	2,571,000	2,551,736
6.75%, 05/21/18 (b)	900,000	1,010,778
ICICI Bank Ltd., 5.75%, 11/16/20	2,700,000	2,999,989
Industrial Bank of Korea, 3.75%, 09/29/16 (b)	1,500,000	1,568,852
Itau Unibanco Holding SA, 5.65%, 03/19/22	1,100,000	1,128,875
JPMorgan Chase & Co.
1.10%, 10/15/15	6,900,000	6,931,064
0.85%, 02/26/16 (a)	4,000,000	4,013,156
3.45%, 03/01/16	600,000	619,906
3.15%, 07/05/16	1,700,000	1,758,495
1.07%, 05/30/17 (a), GBP	7,400,000	11,677,326
KBC Bank NV, 8.00%, 01/25/23	800,000	889,000
KeyBank NA, 7.41%, 05/06/15	3,300,000	3,404,168
Lloyds Bank PLC, 4.38%, 01/12/15	1,000,000	1,006,705
Merrill Lynch & Co. Inc.
6.40%, 08/28/17	14,700,000	16,560,535
6.88%, 04/25/18	2,600,000	3,007,607
Morgan Stanley
4.10%, 01/26/15	4,900,000	4,939,572
5.38%, 10/15/15	4,000,000	4,175,660
National Australia Bank Ltd., 0.51%, 06/30/17 (a) (b)	5,900,000	5,892,200
RCI Banque SA, 4.60%, 04/12/16 (b)	1,953,000	2,043,969
Royal Bank of Scotland Group Plc, 6.99%, (callable at 100 beginning 10/05/17) (b) (f)	3,600,000	4,086,000
Sberbank of Russia Via SB Capital SA, 5.50%, 07/07/15	3,300,000	3,348,873
SLM Corp.
5.14%, 06/15/16	10,000,000	10,250,000
8.45%, 06/15/18	1,500,000	1,716,000
Springleaf Finance Corp., 6.90%, 12/15/17 (e)	7,000,000	7,630,000
Toronto-Dominion Bank, 0.69%, 09/09/16 (a)	5,100,000	5,125,424
UBS AG, 7.63%, 08/17/22	5,150,000	6,075,831
Wells Fargo & Co.
7.98% (callable at 100 beginning 03/15/18) (f)	6,100,000	6,672,790
0.69%, 04/22/19 (a)	3,200,000	3,187,363
		225,236,163
HEALTH CARE - 0.5%
HCA Inc., 7.25%, 09/15/20	1,150,000	1,219,000
HCA Inc. Extended Term Loan A-2, 2.65%, 05/02/16 (a)	3,630,000	3,611,197
		4,830,197
INDUSTRIALS - 0.4%
Asciano Finance Ltd., 5.00%, 04/07/18(b) (e)	600,000	648,206
CSX Corp.
6.25%, 04/01/15	233,000	238,517
5.60%, 05/01/17	3,350,000	3,697,881
		4,584,604
INFORMATION TECHNOLOGY - 0.0%
Apple Inc., 2.85%, 05/06/21	500,000	507,775

MATERIALS - 0.1%
Gerdau Holdings Inc., 7.00%, 01/20/20 (b)	900,000	1,022,580
Gold Fields Orogen Holding BVI Ltd., 4.88%, 10/07/20 (b)	200,000	178,000
GTL Trade Finance Inc., 7.25%, 10/20/17 (b)	300,000	338,160
		1,538,740
TELECOMMUNICATION SERVICES - 4.2%
AT&T Inc., 0.65%, 03/30/17 (a)	3,300,000	3,305,498
BellSouth Corp., 4.18%, 04/26/15 (c) (d)	9,800,000	9,953,860
Deutsche Telekom International Finance BV, 3.13%, 04/11/16 (b)	2,300,000	2,372,001
Sprint Communications Inc.
6.00%, 12/01/16	6,961,000	7,369,959
9.13%, 03/01/17	2,000,000	2,260,000
Verizon Communications Inc.
1.76%, 09/15/16 (a)	2,400,000	2,454,185
2.50%, 09/15/16	8,200,000	8,442,925
0.63%, 06/09/17 (a)	5,000,000	5,001,275
1.98%, 09/14/18 (a)	500,000	523,183
3.65%, 09/14/18	1,600,000	1,692,117
		43,375,003
UTILITIES - 0.4%
Centrais Eletricas Brasileiras SA, 6.88%, 07/30/19 (b)	200,000	218,500
Dynegy Finance I Inc.
6.75%, 11/01/19 (b)	2,000,000	2,070,000
7.38%, 11/01/22 (b)	900,000	951,750
7.63%, 11/01/24 (b)	500,000	530,000
		3,770,250
Total Corporate Bonds and Notes (cost $306,307,264)		311,134,629

GOVERNMENT AND AGENCY OBLIGATIONS - 49.9%

GOVERNMENT SECURITIES - 36.9%
Federal Home Loan Mortgage Corp. - 2.9% (g)
Federal Home Loan Mortgage Corp.
1.00%, 03/08/17 (h)	500,000	503,080
1.00%, 09/29/17	10,100,000	10,087,456
0.88%, 03/07/18	300,000	296,415

See accompanying Notes to Financial Statements.

	Shares/Par†	Value
1.75%, 05/30/19	600,000	600,712
1.25%, 08/01/19 - 10/02/19	19,200,000	18,766,502
		30,254,165
Federal National Mortgage Association - 3.0% (g)
Federal National Mortgage Association
1.25%, 01/30/17	5,400,000	5,463,687
1.13%, 04/27/17 (h)	800,000	806,798
5.00%, 05/11/17 (h)	2,600,000	2,869,711
5.38%, 06/12/17 (h)	4,800,000	5,350,464
0.88%, 02/08/18 - 05/21/18	14,900,000	14,725,714
1.88%, 09/18/18	1,100,000	1,118,577
		30,334,951
Municipals - 3.9%
American Municipal Power Inc., RB, 8.08%, 02/15/50	2,200,000	3,438,182
Bay Area Toll Authority, RB - Series S1
7.04%, 04/01/50	2,000,000	2,897,840
6.91%, 10/01/50	1,000,000	1,447,910
California Statewide Communities Development Authority, RB, 7.55%, 05/15/40	1,100,000	1,442,474
Dallas Convention Center Hotel Development Corp., RB, 7.09%, 01/01/42	2,800,000	3,631,964
Los Angeles County Public Works Financing Authority, RB, 7.62%, 08/01/40	2,800,000	3,971,212
Mississippi Development Bank, RB, 6.31%, 01/01/33	300,000	372,849
Municipal Electric Authority of Georgia, 6.66%, 04/01/57	2,100,000	2,639,175
New Jersey State Turnpike Authority, RB, 7.10%, 01/01/41	2,000,000	2,833,420
State of California
7.50%, 04/01/34	1,400,000	2,018,870
7.95%, 03/01/36	2,300,000	2,843,881
7.63%, 03/01/40	1,800,000	2,687,418
7.60%, 11/01/40	4,000,000	6,073,920
State of California Various Purpose Bond, 7.55%, 04/01/39	1,500,000	2,252,775
State of Iowa, RB, 6.75%, 06/01/34	400,000	461,500
University of California, RB, 6.40%, 05/15/31	1,100,000	1,328,349
		40,341,739
Sovereign - 10.4%
Banco Nacional de Desenvolvimento Economico e Social, 3.38%, 09/26/16 (b)	300,000	306,375
Brazil Letras do Tesouro Nacional
0.00%, 10/01/15 (i), BRL	3,000,000	1,090,419
0.00%, 01/01/16 (i), BRL	10,000,000	3,528,698
Italy Buoni Poliennali Del Tesoro
3.75%, 04/15/16 - 08/01/16, EUR	6,300,000	8,308,817
4.75%, 09/15/16 - 06/01/17, EUR	11,200,000	15,335,212
1.15%, 05/15/17, EUR	5,000,000	6,323,826
Italy Certificati di Credito del Tesoro, 0.00%, 12/31/15 - 04/29/16 (i), EUR	2,100,000	2,610,890
Mexican Bonos, 9.50%, 12/18/14, MXN	205,140,000	15,350,586
Province of Ontario, Canada, 3.15%, 06/02/22, CAD	600,000	552,338
Province of Quebec, Canada, 4.25%, 12/01/21, CAD	1,300,000	1,282,168
Spain Government Bond
3.75%, 10/31/15, EUR	9,300,000	12,041,204
3.15%, 01/31/16, EUR	700,000	906,706
3.25%, 04/30/16, EUR	1,100,000	1,434,895
3.30%, 07/30/16, EUR	8,400,000	11,030,117
4.25%, 10/31/16, EUR	4,300,000	5,781,309
3.80%, 01/31/17, EUR	3,400,000	4,564,493
2.10%, 04/30/17, EUR	9,500,000	12,323,178
5.50%, 07/30/17, EUR	2,500,000	3,538,453
		106,309,684
Treasury Inflation Index Securities - 15.3%
U.S. Treasury Inflation Indexed Note
1.25%, 07/15/20 (h) (j)	872,512	930,998
1.13%, 01/15/21 (h) (j)	217,462	229,473
0.63%, 07/15/21 (j)	22,689,380	23,292,055
0.13%, 01/15/22 - 07/15/22 (h) (j)	8,816,505	8,685,141
0.13%, 01/15/23 (j)	12,880,750	12,594,952
0.38%, 07/15/23 (j)	7,665,450	7,661,257
2.38%, 01/15/25 - 01/15/27 (j)	40,333,632	48,069,388
2.00%, 01/15/26 (j)	17,496,348	20,201,441
1.75%, 01/15/28 (h) (j)	22,025,790	24,982,070
2.50%, 01/15/29 (j)	7,865,664	9,777,390
		156,424,165
U.S. Treasury Securities - 1.4%
U.S. Treasury Bond, 3.13%, 08/15/44	14,400,000	14,573,246

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 13.0%
Federal Home Loan Mortgage Corp. - 2.4%
Federal Home Loan Mortgage Corp.
4.50%, 03/01/28 - 12/01/41	1,340,694	1,457,538
5.50%, 09/01/33 - 03/01/40	4,027,439	4,499,381
4.00%, 11/15/44, TBA (k)	2,000,000	2,121,250
4.50%, 11/15/44, TBA (k)	9,000,000	9,747,583
REMIC, 0.87%, 05/15/37 (a)	1,355,011	1,383,553
REMIC, 5.00%, 08/15/38	5,094,912	5,577,166
		24,786,471
Federal National Mortgage Association - 10.6%
Federal National Mortgage Association
3.00%, 07/01/21 - 12/01/27	4,721,765	4,924,263
3.89%, 07/01/21	1,195,239	1,297,250
3.16%, 05/01/22	782,596	817,865
2.31%, 08/01/22	300,000	295,967
4.50%, 08/01/23 - 01/01/42	17,354,576	18,848,536
5.00%, 04/01/28 - 11/01/41	629,948	697,381
3.50%, 11/15/29 - 11/15/44, TBA (k)	20,000,000	20,830,215
4.00%, 11/15/29, TBA (k)	1,000,000	1,061,250
4.00%, 10/01/30	1,821,361	1,951,605
5.50%, 01/01/33 - 12/01/38	2,967,401	3,318,204
6.00%, 03/01/33 - 05/01/41	8,734,003	9,894,714
4.50%, 11/15/44 - 12/15/44, TBA (k)	7,000,000	7,574,465
5.00%, 11/15/44, TBA (k)	22,000,000	24,356,407
5.50%, 11/15/44, TBA (k)	4,000,000	4,461,562
6.00%, 11/15/44 - 12/15/44, TBA (k)	7,000,000	7,915,322
		108,245,006
Total Government and Agency Obligations (cost $518,165,501)		511,269,427

PREFERRED STOCKS - 0.4%

FINANCIALS - 0.4%
Wells Fargo & Co., 7.50% (f) (l)	3,300	3,973,200
Total Preferred Stocks (cost $3,677,194)		3,973,200

SHORT TERM INVESTMENTS - 16.5%

Certificates of Deposit - 2.6%
Credit Suisse
0.46%, 03/17/15 (a)	$700,000	699,947
0.48%, 03/31/15 (a)	9,900,000	9,899,168
Royal Bank of Canada, 1.37%, 05/07/15, CAD	10,100,000	8,866,726

See accompanying Notes to Financial Statements.

	Shares/Par†	Value
Scotia Capital BDN, 1.24%, 02/10/15, CAD	8,400,000	7,427,521
		26,893,362
Commercial Paper - 0.9%
Vodafone Group Plc, 0.51%, 04/10/15	8,900,000	8,885,074

Repurchase Agreements - 2.8%
Repurchase Agreement with JPM, 0.17% (Collateralized by $30,025,000 Federal National Mortgage Association, 0.88%, due 05/21/18, value $29,582,732) acquired on 10/31/14, due 11/03/14 at $29,000,411	28,999,999	28,999,999

Securities Lending Collateral - 0.3%
BlackRock Liquidity Funds TempFund Portfolio, 0.15% (m)	100,000	100,000
Repurchase Agreement with BCL, 0.08% (Collateralized by $50,573 U.S. Treasury Inflation Index Note, 1.25%, due 07/15/20, value $59,098, and $847,552 U.S. Treasury Inflation Index Note, 1.38%, due 02/15/44, value $960,902) acquired on 10/31/14, due 11/03/14 at $1,000,007	$1,000,000	1,000,000
Repurchase Agreement with MLP, 0.10% (Collateralized by $502,091 U.S. Treasury Note, 0.88%-2.63%, due 12/31/16-08/15/20, value $519,028, and $1,355,240 U.S. Treasury Inflation Index Note, 0.75%, due 02/15/42, value $1,357,505) acquired on 10/31/14, due 11/03/14 at $1,839,753	1,839,738	1,839,738
		2,939,738
Treasury Securities - 9.9%
Japan Treasury Bill
0.00%, 12/15/14, JPY	2,690,000,000	23,948,081
0.00%, 02/20/15, JPY	20,000,000	178,075
0.00%, 03/10/15, JPY	410,000,000	3,650,520
Mexico Cetes
0.22%, 12/11/14, MXN	3,069,000	2,271,464
0.22%, 01/08/15, MXN	29,520,000	21,800,902
0.22%, 01/22/15, MXN	15,430,000	11,381,963
0.22%, 02/05/15, MXN	16,020,000	11,803,616
Mexico Treasury Bill
0.22%, 11/13/14, MXN	13,760,000	10,207,315
0.22%, 02/19/15, MXN	3,482,800	2,563,118

U.S. Treasury Bill, 0.02%, 11/06/14 (h)	$13,600,000	13,599,956
		101,405,010
Total Short Term Investments (cost $172,879,453)		169,123,183

Total Investments - 106.0% (cost $1,085,457,778)		1,086,473,687
Total Forward Sales Commitments - (0.5%) (proceeds $5,159,375)		(5,185,156)
Other Assets and Liabilities, Net - (5.5%)		(56,625,260)
Total Net Assets - 100.0%		$1,024,663,271

FORWARD SALES COMMITMENTS - 0.5%

GOVERNMENT AND AGENCY OBLIGATIONS - 0.5%

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.5%
Federal National Mortgage Association - 0.5%
Federal National Mortgage Association, 3.00%, 11/15/29, TBA (k)	$5,000,000	$5,185,156
Total Government and Agency Obligations - 0.5% (proceeds $5,159,375)		$5,185,156

(a)                 Variable rate security. Rate stated was in effect as of October 31, 2014.

(b)                 The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933 to be liquid based on procedures approved by the Trust’s Board of Trustees.  As of October 31, 2014, the aggregate value of these liquid securities was $53,841,701 which represented 5.3% of net assets.

(c)                  Security is restricted to resale to institutional investors.  See Restricted Securities in these Schedules of Investments.

(d)                 The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.

(e)                  All or a portion of the security was on loan.

(f)                   Perpetual maturity security.

(g)                  The securities in this category are direct debt of the agency and not collateralized by mortgages.

(h)                 All or a portion of the securities is pledged or segregated as collateral.

(i)                     Security issued with a zero coupon. Income is recognized through the accretion of discount.

(j)                    Treasury inflation indexed note, par amount is adjusted for inflation.

(k)                 All or a portion of the investment was purchased or sold on a delayed delivery basis. As of October 31, 2014, the total cost of investments purchased on a delayed delivery basis was $77,683,320. As of October 31, 2014, the total proceeds for investments sold on a delayed delivery basis were $5,159,375.

(l)                     Convertible security.

(m)             Yield changes daily to reflect current market conditions. Rate was the quoted yield as of October 31, 2014.

See accompanying Notes to Financial Statements.

Restricted Securities - The Fund invests in securities that are restricted under the Securities Act of 1933 or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Act of 1933, as amended.  As of October 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act which are deemed to be liquid, as follows:

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
BellSouth Corp., 4.18%, 04/26/15	04/17/2014	$10,130,632	$9,953,860	1.0%
Credit Agricole SA, 1.63%, 04/15/16	07/28/2014	4,041,717	4,040,588	0.4
Marks & Spencer Plc, 6.25%, 12/01/17	02/26/2014	2,546,542	2,569,509	0.2
		$16,718,891	$16,563,957	1.6%

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts/ Notional Contracts	Value
Exchange-Traded Futures Options
10-Year U.S. Treasury Note Future Call Option	11/21/2014	125.50	128	$(32,000)
10-Year U.S. Treasury Note Future Call Option	11/21/2014	126.00	167	(70,453)
			295	$(102,453)
Foreign Currency Options
Australian Dollar versus USD Call Option, BNP	12/15/2014	0.89	1,000,000	$(5,000)
Australian Dollar versus USD Call Option, BOA	01/14/2015	0.90	1,200,000	(5,643)
Australian Dollar versus USD Call Option, CIT	12/15/2014	0.89	1,100,000	(4,995)
Australian Dollar versus USD Call Option, CSI	12/01/2014	0.86	1,300,000	(4,171)
Australian Dollar versus USD Put Option, BBP	11/25/2014	0.86	1,200,000	(3,529)
Australian Dollar versus USD Put Option, BNP	11/13/2014	0.86	3,200,000	(5,364)
Australian Dollar versus USD Put Option, BOA	11/25/2014	0.87	1,300,000	(6,396)
Australian Dollar versus USD Put Option, BOA	01/14/2015	0.84	1,200,000	(4,331)
Australian Dollar versus USD Put Option, CIT	11/05/2014	0.87	1,200,000	(1,308)
Australian Dollar versus USD Put Option, CIT	11/20/2014	0.85	2,100,000	(1,900)
Australian Dollar versus USD Put Option, CIT	12/15/2014	0.85	1,100,000	(2,522)
Australian Dollar versus USD Put Option, DUB	12/03/2014	0.88	3,500,000	(36,750)
Australian Dollar versus USD Put Option, UBS	11/13/2014	0.87	2,600,000	(6,894)
Brazilian Real versus USD Call Option, GSB	01/20/2015	2.80	1,100,000	(5,318)
Brazilian Real versus USD Call Option, MSC	01/28/2015	2.80	1,200,000	(7,046)
Brazilian Real versus USD Put Option, GSB	01/20/2015	2.30	1,100,000	(2,044)
Brazilian Real versus USD Put Option, MSC	01/28/2015	2.30	1,200,000	(2,409)
Euro versus USD Put Option, BNP	11/05/2014	1.26	1,200,000	(11,549)
Euro versus USD Put Option, CSI	11/06/2014	1.25	1,100,000	(6,047)
Euro versus USD Put Option, DUB	11/20/2014	1.26	1,200,000	(11,819)
Euro versus USD Put Option, DUB	11/06/2014	1.26	4,200,000	(32,769)
Indian Rupee versus USD Call Option, BBP	01/27/2015	63.27	2,200,000	(15,809)
Indian Rupee versus USD Call Option, BBP	01/16/2015	63.90	1,200,000	(4,873)
Indian Rupee versus USD Call Option, GSB	02/25/2015	63.85	400,000	(3,397)
Indian Rupee versus USD Call Option, GSB	01/12/2015	63.50	1,300,000	(6,102)
Indian Rupee versus USD Put Option, BBP	01/16/2015	60.90	1,200,000	(4,946)
Japanese Yen versus USD Call Option, BBP	11/06/2014	108.25	1,200,000	(42,981)
Japanese Yen versus USD Call Option, BOA	11/05/2014	107.70	1,600,000	(65,050)
Japanese Yen versus USD Call Option, DUB	11/19/2014	107.85	1,150,000	(45,643)
Japanese Yen versus USD Call Option, DUB	11/07/2014	107.60	1,150,000	(47,842)
Japanese Yen versus USD Put Option, BBP	11/10/2014	97.00	100,000,000	(1)
Japanese Yen versus USD Put Option, BNP	01/05/2015	110.50	1,200,000	(11,354)
Japanese Yen versus USD Put Option, BOA	02/18/2019	80.00	500,000	(10,606)
Japanese Yen versus USD Put Option, BOA	11/10/2014	97.00	1,600,000	—
Japanese Yen versus USD Put Option, UBS	12/03/2014	110.50	2,000,000	(10,939)
Japanese Yen versus USD Put Option, UBS	12/03/2014	110.00	2,000,000	(8,556)
Japanese Yen versus USD Put Option, UBS	01/07/2015	110.50	1,600,000	(15,452)
Japanese Yen versus USD Put Option, UBS	11/10/2014	98.00	100,000,000	(2)

See accompanying Notes to Financial Statements.

	Expiration Date	Exercise Price	Contracts/ Notional Contracts	Value
Foreign Currency Options (continued)
Japanese Yen versus USD Put Option, UBS	07/03/2015	100.00	3,100,000	$(11,524)
Mexican Peso versus USD Call Option, GSB	12/24/2014	13.80	1,000,000	(5,054)
Mexican Peso versus USD Call Option, GSB	01/28/2015	13.85	1,000,000	(8,281)
Mexican Peso versus USD Put Option, GSB	12/24/2014	13.20	1,000,000	(2,700)
Mexican Peso versus USD Put Option, GSB	01/28/2015	13.25	1,000,000	(5,606)
			261,700,000	$(494,522)
Index Options
CDX.NA.IG.22 Put Option, BOA	12/17/2014	0.85	28	$(602)
CDX.NA.IG.22 Put Option, CIT	12/17/2014	0.90	25	(370)
CDX.NA.IG.22, Put Option, CIT	12/17/2014	0.95	19	(194)
iTraxx Europe Main Series 22 Call Option, CIT	01/21/2015	0.60	44	(9,485)
iTraxx Europe Main Series 22 Call Option, GSI	01/21/2015	0.60	14	(3,018)
iTraxx Europe Main Series 22 Put Option, CIT	01/21/2015	1.00	25	(2,520)
iTraxx Europe Main Series 22 Put Option, CIT	01/21/2015	0.90	19	(3,087)
iTraxx Europe Main Series 22 Put Option, GSI	01/21/2015	1.10	8	(478)
iTraxx Europe Main Series 22 Put Option, GSI	01/21/2015	1.00	14	(1,412)
			196	$(21,166)
Interest Rate Swaptions
Call Swaption, 3-Month LIBOR versus 1.03% fixed, MSS	11/14/2014	N/A	84	$(1,240)
Call Swaption, 3-Month LIBOR versus 1.58% fixed, MSS	11/14/2014	N/A	44	(9,649)
Call Swaption, 3-Month LIBOR versus 1.58% fixed, MSS	11/28/2014	N/A	10	(501)
Call Swaption, 3-Month LIBOR versus 1.65% fixed, DUB	11/17/2014	N/A	211	(14,565)
Call Swaption, 3-Month LIBOR versus 1.68% fixed, MSS	11/14/2014	N/A	243	(20,175)
Call Swaption, 3-Month LIBOR versus 1.70% fixed, DUB	12/02/2014	N/A	95	(18,183)
Call Swaption, 3-Month LIBOR versus 1.78% fixed, MSS	11/28/2014	N/A	276	(89,842)
Call Swaption, 3-Month LIBOR versus 1.80% fixed, GSB	12/01/2014	N/A	66	(25,674)
Call Swaption, 3-Month LIBOR versus 1.80% fixed, MSS	12/01/2014	N/A	162	(63,188)
Call Swaption, 3-Month LIBOR versus 1.85% fixed, MSS	12/02/2014	N/A	109	(57,585)
Call Swaption, 6-Month Euribor versus 0.45% fixed, BNP	12/05/2014	N/A	180	(2,950)
Call Swaption, 6-Month Euribor versus 0.95% fixed, DUB	03/23/2015	N/A	22	(11,976)
Call Swaption, 6-Month Euribor versus 1.20% fixed, GSB	01/20/2015	N/A	95	(168,092)
Put Swaption, 3-Month LIBOR versus 2.05% fixed, DUB	12/02/2014	N/A	57	(4,411)
Put Swaption, 3-Month LIBOR versus 2.08% fixed, GSB	11/28/2014	N/A	12	(561)
Put Swaption, 3-Month LIBOR versus 2.10% fixed, GSB	12/01/2014	N/A	66	(3,196)
Put Swaption, 3-Month LIBOR versus 2.13% fixed, MSS	11/28/2014	N/A	37	(1,094)
Put Swaption, 3-Month LIBOR versus 2.15% fixed, MSS	12/02/2014	N/A	95	(3,237)
Put Swaption, 3-Month LIBOR versus 2.15% fixed, MSS	12/01/2014	N/A	162	(5,015)
Put Swaption, 3-Month LIBOR versus 2.52% fixed, MSS	09/18/2015	N/A	326	(323,219)
Put Swaption, 3-Month LIBOR versus 2.60% fixed, MSS	09/14/2015	N/A	97	(82,803)
Put Swaption, 3-Month LIBOR versus 2.77% fixed. MSS	01/23/2015	N/A	127	(2,444)
Put Swaption, 3-Month LIBOR versus 2.80% fixed, MSS	02/02/2015	N/A	64	(36,400)
Put Swaption, 3-Month LIBOR versus 2.82% fixed, MSS	01/30/2015	N/A	16	(8,056)
Put Swaption, 3-Month LIBOR versus 3.30% fixed, MSS	01/30/2015	N/A	22	(26,815)
Put Swaption, 3-Month LIBOR versus 3.32% fixed, MSS	01/16/2015	N/A	42	(36,481)
Put Swaption, 6-Month Euribor versus 0.63% fixed, BNP	12/05/2014	N/A	44	(864)
Put Swaption, 6-Month Euribor versus 1.55% fixed, DUB	03/23/2015	N/A	22	(6,551)
Put Swaption, 6-Month Euribor versus 1.60% fixed, GSB	01/20/2015	N/A	95	(6,366)
			2,881	$(1,031,133)

Summary of Written Options

	Contracts/ Notional Contracts	Premiums
Options outstanding at October 31, 2013	2,762	$1,038,950
Options written during the year	266,157,764	3,742,029
Options closed during the year	(4,450,679)	(431,986)
Options expired during the year	(6,475)	(2,557,552)
Options outstanding at October 31, 2014	261,703,372	$1,791,441

See accompanying Notes to Financial Statements.

	Expiration Date	Variation Margin Receivable	Exercise Price		Written Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund Call Option	11/21/2014	276	EUR	151.00	(22)	$(9,520)
Euro-Bund Call Option	11/21/2014	802	EUR	151.50	(69)	2,775
Euro-Bund Call Option	11/21/2014	—	EUR	152.00	(46)	(354)
Euro-Bund Put Option	11/21/2014	—	EUR	146.00	(21)	7,722
					(158)	$623

Schedule of Open Future Contracts

	Expiration	Contracts Long / (Short)	Unrealized Appreciation / (Depreciation)
3-Month Sterling Interest Rate Future	March 2015	(26)	$(5,771)
3-Month Sterling Interest Rate Future	June 2015	(27)	(8,709)
3-Month Sterling Interest Rate Future	September 2015	(25)	(10,050)
90-Day Eurodollar Future	March 2015	1,277	(4,506)
90-Day Eurodollar Future	June 2015	150	(9,565)
90-Day Eurodollar Future	December 2015	865	344,239
Euro-BTP Future	December 2014	290	153,730
Euro-Bund Future	December 2014	(76)	(89,482)
U.S. Treasury Long Bond Future, 20-Year	December 2014	501	(148,716)
U.S. Treasury Note Future, 10-Year	December 2014	1,023	1,371,985
			$1,593,155

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
AUD/USD	12/02/2014	BOA	AUD	2,812,000	$2,469,781	$1,461
BRL/USD	11/04/2014	BNP	BRL	1,313,747	530,185	4,760
BRL/USD	11/04/2014	BNP	BRL	109,762	44,296	(818)
BRL/USD	11/04/2014	BOA	BRL	113,404	45,766	(1,167)
BRL/USD	11/04/2014	UBS	BRL	3,358,592	1,355,419	(4,335)
EUR/USD	06/15/2015	BCL	EUR	1,270,000	1,594,361	(105,021)
EUR/USD	11/04/2014	BCL	EUR	12,838,000	16,087,921	(324,804)
EUR/USD	12/02/2014	BNP	EUR	5,055,000	6,335,777	(99,583)
EUR/USD	11/04/2014	BNP	EUR	839,000	1,051,392	(18,195)
EUR/USD	06/15/2015	BNP	EUR	1,035,000	1,299,342	(88,086)
EUR/USD	06/15/2015	BOA	EUR	94,000	118,008	(4,917)
EUR/USD	06/13/2016	BOA	EUR	409,000	518,036	(34,339)
EUR/USD	12/02/2014	BOA	EUR	3,430,000	4,299,054	(17,008)
EUR/USD	11/04/2014	BOA	EUR	4,895,000	6,134,162	(65,355)
EUR/USD	06/15/2015	CIT	EUR	1,777,000	2,230,850	(120,067)
EUR/USD	12/02/2014	CIT	EUR	1,910,000	2,393,934	(30,910)
EUR/USD	06/15/2015	DUB	EUR	423,000	531,035	(18,983)
EUR/USD	06/13/2016	DUB	EUR	1,783,000	2,258,331	(151,572)
EUR/USD	12/02/2014	DUB	EUR	4,389,000	5,501,034	(25,674)
EUR/USD	06/15/2015	GSC	EUR	8,667,000	10,880,574	(724,838)
EUR/USD	11/04/2014	GSC	EUR	6,988,000	8,757,002	(117,989)
EUR/USD	06/15/2015	UBS	EUR	249,000	312,595	(15,566)
JPY/USD	12/02/2014	BCL	JPY	344,500,000	3,067,638	(96,118)
JPY/USD	12/02/2014	CIT	JPY	675,600,000	6,015,954	(240,378)
JPY/USD	11/04/2014	CIT	JPY	451,400,000	4,018,696	(162,446)
JPY/USD	11/04/2014	GSC	JPY	440,800,000	3,924,327	(200,747)
MXN/USD	12/18/2014	BCL	MXN	2,065,000	152,934	669
MXN/USD	02/05/2015	BCL	MXN	2,701,000	199,456	(681)
MXN/USD	02/05/2015	BCL	MXN	2,967,000	219,099	1,590
MXN/USD	12/18/2014	BNP	MXN	1,476,000	109,313	419
MXN/USD	12/18/2014	BNP	MXN	49,507,850	3,666,554	(34,968)

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
MXN/USD	02/05/2015	BNP	MXN	59,531,460	$4,396,126	$(112,228)
MXN/USD	02/05/2015	BOA	MXN	3,075,000	227,075	(413)
MXN/USD	02/05/2015	CIT	MXN	1,686,000	124,503	1,480
MXN/USD	12/18/2014	DUB	MXN	18,173,000	1,345,893	(41,645)
MXN/USD	12/18/2014	GSC	MXN	48,096,000	3,561,992	(38,008)
MXN/USD	02/05/2015	UBS	MXN	2,633,000	194,435	1,456
MXN/USD	12/18/2014	UBS	MXN	13,353,700	988,976	(11,024)
USD/AUD	11/04/2014	BNP	AUD	(1,599,000)	(1,407,125)	(6,386)
USD/AUD	11/04/2014	CIT	AUD	(11,342,000)	(9,980,992)	(129,566)
USD/AUD	11/04/2014	DUB	AUD	(4,992,000)	(4,392,974)	(4,302)
USD/AUD	12/02/2014	GSC	AUD	(17,933,000)	(15,750,565)	48,408
USD/BRL	10/02/2015	BNP	BRL	(3,000,000)	(1,104,672)	92,509
USD/BRL	11/04/2014	BNP	BRL	(8,682)	(3,504)	124
USD/BRL	11/04/2014	CSI	BRL	(1,299,740)	(524,533)	(4,533)
USD/BRL	11/04/2014	MSC	BRL	(16,257)	(6,561)	(149)
USD/BRL	01/05/2016	UBS	BRL	(10,000,000)	(3,594,088)	266,170
USD/BRL	11/04/2014	UBS	BRL	(3,573,338)	(1,442,083)	65,018
USD/BRL	12/02/2014	UBS	BRL	(3,358,592)	(1,343,810)	5,510
USD/CAD	11/17/2014	BCL	CAD	(2,264,000)	(2,008,143)	12,209
USD/CAD	05/05/2015	BOA	CAD	(9,964,256)	(8,799,437)	278,371
USD/CAD	11/04/2014	BOA	CAD	(221,821)	(196,816)	1,184
USD/CAD	02/10/2015	CIT	CAD	(8,319,528)	(7,363,092)	231,772
USD/EUR	06/27/2016	BCL	EUR	(2,587,000)	(3,278,100)	279,154
USD/EUR	06/15/2015	BCL	EUR	(2,433,000)	(3,054,394)	251,104
USD/EUR	11/04/2014	BCL	EUR	(3,057,000)	(3,830,875)	14,883
USD/EUR	11/04/2014	BNP	EUR	(2,718,000)	(3,406,058)	24,637
USD/EUR	06/15/2015	BNP	EUR	(1,923,000)	(2,414,139)	193,814
USD/EUR	11/04/2014	BOA	EUR	(11,723,000)	(14,690,660)	80,706
USD/EUR	06/13/2016	BOA	EUR	(10,352,000)	(13,111,746)	1,046,307
USD/EUR	06/15/2015	BOA	EUR	(4,263,000)	(5,351,781)	444,322
USD/EUR	08/07/2015	BOA	EUR	(3,200,000)	(4,020,039)	259,536
USD/EUR	06/27/2016	BOA	EUR	(2,338,000)	(2,962,582)	256,433
USD/EUR	06/15/2015	CIT	EUR	(3,202,000)	(4,019,799)	357,335
USD/EUR	06/15/2015	CSI	EUR	(3,509,000)	(4,405,208)	357,515
USD/EUR	06/13/2016	DUB	EUR	(3,694,000)	(4,678,786)	379,039
USD/EUR	11/04/2014	DUB	EUR	(7,027,000)	(8,805,875)	110,844
USD/EUR	02/01/2016	DUB	EUR	(1,350,000)	(1,702,805)	113,890
USD/EUR	08/07/2015	DUB	EUR	(300,000)	(376,879)	24,500
USD/EUR	11/04/2014	UBS	EUR	(75,474,000)	(94,580,133)	1,971,114
USD/EUR	12/02/2014	UBS	EUR	(74,439,000)	(93,299,493)	1,312,328
USD/GBP	12/11/2014	BCL	GBP	(147,000)	(235,085)	1,168
USD/GBP	12/11/2014	BOA	GBP	(7,183,000)	(11,487,194)	113,351
USD/GBP	12/11/2014	BOA	GBP	(141,000)	(225,490)	(1,105)
USD/ILS	01/14/2015	BOA	ILS	(5,000,849)	(1,316,649)	17,764
USD/ILS	11/05/2014	GSC	ILS	(21,520,120)	(5,662,544)	183,456
USD/ILS	01/14/2015	GSC	ILS	(4,969,680)	(1,308,443)	17,618
USD/ILS	11/05/2014	MSC	ILS	(7,862,964)	(2,068,965)	62,035
USD/JPY	12/02/2014	BCL	JPY	(4,530,200,000)	(40,339,660)	1,723,752
USD/JPY	11/04/2014	BCL	JPY	(468,200,000)	(4,168,262)	129,539
USD/JPY	03/10/2015	BOA	JPY	(410,039,700)	(3,655,903)	174,955
USD/JPY	11/04/2014	BOA	JPY	(340,000,000)	(3,026,931)	98,583
USD/JPY	08/07/2015	BOA	JPY	(101,481,200)	(906,878)	93,122
USD/JPY	02/20/2015	BOA	JPY	(20,000,100)	(178,284)	8,538
USD/JPY	12/15/2014	CIT	JPY	(1,345,000,000)	(11,979,411)	601,265
USD/JPY	11/04/2014	CIT	JPY	(1,034,300,000)	(9,208,101)	204,422
USD/JPY	11/04/2014	CSI	JPY	(1,955,400,000)	(17,408,413)	478,794
USD/JPY	08/07/2015	CSI	JPY	(284,534,880)	(2,542,723)	257,277
USD/JPY	11/04/2014	UBS	JPY	(1,624,500,000)	(14,462,497)	458,421
USD/JPY	12/15/2014	UBS	JPY	(1,345,000,000)	(11,979,411)	629,807
USD/MXN	12/18/2014	BCL	MXN	(22,623,000)	(1,675,461)	702
USD/MXN	01/08/2015	BNP	MXN	(203,611,886)	(15,060,651)	419,611

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
USD/MXN	01/22/2015	BNP	MXN	(145,341,068)	$(10,741,686)	$225,702
USD/MXN	02/05/2015	BNP	MXN	(52,759,083)	(3,896,017)	97,405
USD/MXN	02/19/2015	BNP	MXN	(34,333,972)	(2,533,221)	55,522
USD/MXN	12/18/2014	BNP	MXN	(26,782,813)	(1,983,537)	6,463
USD/MXN	02/05/2015	BNP	MXN	(6,761,000)	(499,269)	(2,341)
USD/MXN	12/18/2014	BOA	MXN	(11,804,100)	(874,212)	1,788
USD/MXN	02/05/2015	DUB	MXN	(105,215,670)	(7,769,695)	193,648
USD/MXN	12/18/2014	DUB	MXN	(142,816,787)	(10,577,019)	308,407
USD/MXN	12/18/2014	DUB	MXN	(19,446,724)	(1,440,225)	(5,225)
USD/MXN	11/13/2014	GSC	MXN	(136,602,939)	(10,138,457)	178,160
USD/MXN	12/18/2014	GSC	MXN	(121,812,760)	(9,021,459)	118,837
USD/MXN	12/11/2014	GSC	MXN	(30,422,130)	(2,254,008)	55,614
USD/MXN	01/22/2015	GSC	MXN	(7,010,420)	(518,117)	12,694
USD/MXN	12/18/2014	GSC	MXN	(4,097,174)	(303,437)	(1,437)
USD/MXN	12/18/2014	MSC	MXN	(25,982,621)	(1,924,274)	3,725
USD/MXN	01/08/2015	UBS	MXN	(87,506,077)	(6,472,601)	173,363
USD/MXN	12/18/2014	UBS	MXN	(42,572,957)	(3,152,955)	2,045
USD/MXN	12/18/2014	UBS	MXN	(4,848,774)	(359,100)	(2,100)
					$(452,302,166)	$12,533,097

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Interest Rate Swap Agreements
BNP	Brazil Interbank Deposit Rate	Paying	11.25%	01/04/2021	BRL	200,000	$(349)	$(799)
BNP	Brazil Interbank Deposit Rate	Paying	10.91%	01/02/2017	BRL	700,000	(3,019)	305
BNP	Brazil Interbank Deposit Rate	Receiving	11.00%	01/04/2021	BRL	4,900,000	2,755	40,699
BNP	Brazil Interbank Deposit Rate	Paying	11.47%	01/02/2017	BRL	38,800,000	20,649	(11,568)
BOA	Brazil Interbank Deposit Rate	Paying	10.77%	01/02/2017	BRL	200,000	(1,004)	(168)
BOA	Brazil Interbank Deposit Rate	Paying	12.06%	01/04/2021	BRL	7,000,000	(1,072)	37,283
BOA	Brazil Interbank Deposit Rate	Paying	11.50%	01/04/2021	BRL	9,300,000	(8,265)	(13,722)
CIT	Brazil Interbank Deposit Rate	Paying	11.50%	01/04/2021	BRL	400,000	(382)	(564)
DUB	Brazil Interbank Deposit Rate	Paying	11.50%	01/04/2021	BRL	300,000	330	(1,040)
DUB	Brazil Interbank Deposit Rate	Paying	11.50%	01/04/2021	BRL	700,000	(884)	(771)
DUB	Brazil Interbank Deposit Rate	Paying	11.50%	01/04/2021	BRL	700,000	(1,312)	(343)
DUB	Brazil Interbank Deposit Rate	Paying	12.00%	01/04/2021	BRL	2,100,000	646	6,596
DUB	Brazil Interbank Deposit Rate	Paying	11.47%	01/02/2017	BRL	3,000,000	(482)	1,185
DUB	Brazil Interbank Deposit Rate	Paying	11.47%	01/02/2017	BRL	6,800,000	6,974	(5,382)
DUB	Brazil Interbank Deposit Rate	Paying	11.68%	01/04/2021	BRL	7,600,000	(8,603)	10,420
DUB	Brazil Interbank Deposit Rate	Paying	11.47%	01/02/2017	BRL	17,700,000	24,193	(20,050)
DUB	Brazil Interbank Deposit Rate	Paying	11.25%	01/04/2021	BRL	70,300,000	(5,828)	(397,649)
GSB	Brazil Interbank Deposit Rate	Paying	11.25%	01/04/2021	BRL	900,000	(4,711)	(454)
GSB	Brazil Interbank Deposit Rate	Paying	11.47%	01/02/2017	BRL	10,800,000	3,713	(1,185)
GSB	Brazil Interbank Deposit Rate	Paying	11.47%	01/02/2017	BRL	19,900,000	27,823	(23,165)
MSS	Brazil Interbank Deposit Rate	Paying	12.56%	01/04/2021	BRL	400,000	3,332	1,591
MSS	Brazil Interbank Deposit Rate	Paying	12.06%	01/04/2021	BRL	5,000,000	5,013	20,852
UBS	Brazil Interbank Deposit Rate	Paying	11.68%	01/04/2021	BRL	600,000	(2,506)	2,649
UBS	Brazil Interbank Deposit Rate	Paying	11.25%	01/04/2021	BRL	1,000,000	(1,774)	(3,966)
UBS	Brazil Interbank Deposit Rate	Paying	11.68%	01/04/2021	BRL	1,500,000	(5,972)	6,331
UBS	Brazil Interbank Deposit Rate	Paying	11.50%	01/04/2021	BRL	8,200,000	(13,976)	(5,411)
BBP	Mexican Interbank Rate	Paying	5.00%	09/13/2017	MXN	200,000	(114)	387
BBP	Mexican Interbank Rate	Paying	5.75%	06/05/2023	MXN	600,000	(1,722)	1,061
BBP	Mexican Interbank Rate	Paying	6.00%	06/05/2023	MXN	1,400,000	(2,378)	2,767
BNP	Mexican Interbank Rate	Paying	5.75%	06/05/2023	MXN	600,000	(770)	121
BOA	Mexican Interbank Rate	Paying	5.70%	01/18/2019	MXN	18,000,000	(4,832)	47,329
DUB	Mexican Interbank Rate	Paying	5.75%	06/05/2023	MXN	700,000	(1,279)	507
DUB	Mexican Interbank Rate	Paying	5.70%	01/18/2019	MXN	5,000,000	(2,078)	13,883
DUB	Mexican Interbank Rate	Paying	6.81%	06/19/2034	MXN	8,000,000	(7,160)	(5,787)

See accompanying Notes to Financial Statements.

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Interest Rate Swap Agreements (continued)
DUB	Mexican Interbank Rate	Paying	5.00%	10/10/2019	MXN	44,300,000	$(156)	$(24,223)
GSB	Mexican Interbank Rate	Paying	5.75%	06/05/2023	MXN	700,000	(2,122)	1,351
GSB	Mexican Interbank Rate	Paying	5.50%	06/11/2018	MXN	1,600,000	(209)	3,820
GSB	Mexican Interbank Rate	Paying	5.70%	01/18/2019	MXN	5,000,000	(1,451)	13,254
GSB	Mexican Interbank Rate	Paying	5.50%	06/11/2018	MXN	7,400,000	(696)	17,398
MSS	Mexican Interbank Rate	Paying	5.01%	10/10/2019	MXN	21,900,000	(77)	(11,217)
UBS	Mexican Interbank Rate	Paying	5.84%	09/14/2021	MXN	24,300,000	(7,620)	25,226
UBS	Mexican Interbank Rate	Paying	5.61%	07/07/2021	MXN	32,600,000	(53,337)	50,457
							$(50,712)	$(221,992)

Counterparty	Floating Rate Index	Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements
N/A	3-Month LIBOR	Receiving	3.75%	06/18/2044		3,600,000	$(116,099)
N/A	3-Month LIBOR	Paying	4.00%	06/19/2024		5,500,000	85,592
N/A	3-Month LIBOR	Receiving	1.75%	03/19/2020		16,000,000	71,215
N/A	3-Month LIBOR	Receiving	3.50%	12/18/2043		18,600,000	(2,708,504)
N/A	3-Month LIBOR	Receiving	2.80%	12/18/2043		27,200,000	73,597
N/A	6-Month EURIBOR	Receiving	2.31%	10/21/2044	EUR	5,100,000	13,510
N/A	Federal Funds Effective Rate	Paying	0.09%	12/30/2014		40,500,000	(619)
N/A	Federal Funds Effective Rate	Paying	0.09%	02/27/2015		56,300,000	(932)
N/A	Federal Funds Effective Rate	Paying	1.00%	10/15/2017		61,600,000	(274,178)
N/A	London-Interbank Offered Rate	Receiving	1.88%	10/05/2017	GBP	7,600,000	(63,022)
N/A	London-Interbank Offered Rate	Receiving	1.59%	10/05/2016	GBP	16,900,000	(66,967)
N/A	London-Interbank Offered Rate	Receiving	1.50%	09/18/2016	GBP	18,700,000	(93,013)
N/A	Mexican Interbank Rate	Paying	5.00%	09/13/2017	MXN	300,000	70
N/A	Mexican Interbank Rate	Paying	5.50%	09/02/2022	MXN	4,500,000	4,273
N/A	Mexican Interbank Rate	Paying	5.88%	09/23/2021	MXN	24,800,000	22,361
N/A	Mexican Interbank Rate	Paying	5.77%	09/30/2021	MXN	68,100,000	26,776
N/A	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	85,000,000	24,179
N/A	Mexican Interbank Rate	Paying	6.81%	06/19/2034	MXN	94,000,000	(168,222)
N/A	Mexican Interbank Rate	Paying	5.84%	09/14/2021	MXN	262,600,000	473,318
							$(2,696,665)

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread(3)	Fixed Rate(6)	Expiration Date	Notional Amount(1),(5)	Value	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - sell protection (2)
DUB	Berkshire Hathaway Inc., 1.90%, 01/31/2017	0.22%	1.00%	09/20/2016	$(400,000)	$5,948	$6,276	$139
GSI	Canadian Natural Resources, 6.25%, 03/15/2038	0.08%	1.00%	09/20/2015	(100,000)	827	(1,267)	2,208
BOA	Federated Republic of Brazil, 12.25%, 03/06/2030	1.52%	1.00%	12/20/2019	(22,900,000)	(577,908)	(827,467)	275,003
DUB	Federated Republic of Brazil, 12.25%, 03/06/2030	0.74%	1.00%	12/20/2016	(2,500,000)	13,640	(61,004)	77,561
BBP	General Electric Capital Corp., 5.63%, 09/15/2017	0.29%	1.00%	09/20/2016	(800,000)	10,704	8,897	2,740
GSC	Hellenic Republic, 2.00%, 02/24/2023	6.87%	1.00%	12/20/2015	(900,000)	(56,829)	(41,269)	(14,560)
DUB	JPMorgan Chase & Co., 4.75%, 03/01/2015	0.26%	1.00%	09/20/2016	(800,000)	11,279	10,355	1,857
BBP	People's Republic of China, 4.75%, 10/29/2013	0.28%	1.00%	09/20/2016	(13,900,000)	190,793	200,836	6,174
BBP	Republic of Indonesia, 7.25%, 04/20/2015	0.75%	1.00%	09/20/2017	(2,000,000)	14,533	(71,603)	88,469
CSI	Republic of Indonesia, 7.25%, 04/20/2015	0.75%	1.00%	09/20/2017	(700,000)	5,087	(24,736)	30,640
DUB	Republic of Indonesia, 7.25%, 04/20/2015	0.52%	1.00%	09/20/2016	(1,200,000)	10,947	(54,711)	67,058
DUB	Republic of Indonesia, 7.25%, 04/20/2015	0.69%	1.00%	06/20/2017	(400,000)	3,200	(11,723)	15,390
MSS	Republic of Indonesia, 7.25%, 04/20/2015	0.69%	1.00%	06/20/2017	(1,700,000)	13,600	(50,621)	66,204
BOA	Rio Tinto Finance USA Ltd., 6.50%, 07/15/2018	0.21%	1.00%	09/20/2015	(200,000)	1,419	(3,802)	5,449
CGM	Roseneft Oil Co., 3.15%, 03/06/2017	3.20%	1.00%	03/20/2015	(4,100,000)	(34,701)	(31,209)	1,064
BCL	Russian Federation, 7.50%, 03/31/2030	2.42%	1.00%	12/20/2019	(1,200,000)	(79,717)	(85,311)	6,926

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread(3)	Fixed Rate(6)	Expiration Date	Notional Amount(1),(5)	Value	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - sell protection (2) (continued)
BCL	Russian Federation, 7.50%, 03/31/2030	1.99%	1.00%	09/20/2015	$(400,000)	$(3,526)	$(5,113)	$2,032
BOA	Russian Federation, 7.50%, 03/31/2030	2.34%	1.00%	03/20/2019	(3,600,000)	(195,590)	(264,312)	72,923
CGM	Russian Federation, 7.50%, 03/31/2030	1.99%	1.00%	09/20/2015	(2,100,000)	(18,509)	(24,528)	8,352
DUB	Russian Federation, 7.50%, 03/31/2030	1.99%	1.00%	09/20/2015	(200,000)	(1,763)	(2,446)	906
CGM	Sberbank of Russia via SB Capital SA, 5.50%, 07/07/2015	2.82%	1.00%	09/20/2015	(200,000)	(3,217)	(3,460)	465
BBP	The Republic of Italy, 6.88%, 09/27/2023	1.06%	1.00%	06/20/2019	(10,300,000)	(29,432)	(184,928)	167,513
BBP	The Republic of Italy, 6.88%, 09/27/2023	0.74%	1.00%	06/20/2017	(1,000,000)	6,792	3,775	4,183
BBP	The Republic of Italy, 6.88%, 09/27/2023	1.06%	1.00%	06/20/2019	(300,000)	(857)	(1,895)	1,388
BBP	The Republic of Italy, 6.88%, 09/27/2023	1.06%	1.00%	06/20/2019	(200,000)	(571)	(1,360)	1,022
BOA	The Republic of Italy, 6.88%, 09/27/2023	0.60%	1.00%	09/20/2016	(100,000)	760	992	(121)
DUB	The Republic of Italy, 6.88%, 09/27/2023	1.03%	1.00%	03/20/2019	(18,000,000)	(21,466)	(294,005)	293,539
DUB	The Republic of Italy, 6.88%, 09/27/2023	1.06%	1.00%	06/20/2019	(3,500,000)	(10,001)	(64,510)	58,593
DUB	The Republic of Italy, 6.88%, 09/27/2023	1.06%	1.00%	06/20/2019	(200,000)	(571)	(1,454)	1,116
DUB	The Republic of Italy, 6.88%, 09/27/2023	0.60%	1.00%	09/20/2016	(100,000)	760	1,002	(131)
DUB	The Republic of Italy, 6.88%, 09/27/2023	1.10%	1.00%	09/20/2019	(100,000)	(450)	(48)	(291)
GSI	The Republic of Italy, 6.88%, 09/27/2023	0.74%	1.00%	06/20/2017	(500,000)	3,396	2,848	1,131
MSS	The Republic of Italy, 6.88%, 09/27/2023	1.03%	1.00%	03/20/2019	(4,500,000)	(5,366)	(74,536)	74,420
BOA	Time Warner Cable Inc., 5.85%, 05/01/2017	0.06%	1.00%	12/20/2015	(100,000)	1,078	(2,770)	3,962
BCL	United Mexican States, 5.95%, 03/19/2019	0.78%	1.00%	12/20/2019	(3,400,000)	36,410	20,130	20,057
BCL	United Mexican States, 5.95%, 03/19/2019	0.74%	1.00%	09/20/2019	(3,300,000)	39,933	23,354	20,246
BNP	United Mexican States, 5.95%, 03/19/2019	0.45%	1.00%	09/20/2017	(100,000)	1,586	(2,207)	3,910
BOA	United Mexican States, 7.50%, 04/08/2033	0.25%	1.00%	09/20/2015	(300,000)	2,007	2,090	267
DUB	United Mexican States, 5.95%, 03/19/2019	0.35%	1.00%	12/20/2016	(1,500,000)	20,817	(35,999)	58,566
GSC	United Mexican States, 5.95%, 03/19/2019	0.78%	1.00%	12/20/2019	(2,100,000)	22,488	13,995	10,827
GSC	United Mexican States, 5.95%, 03/19/2019	0.74%	1.00%	09/20/2019	(1,400,000)	16,941	10,251	8,246
MSS	United Mexican States, 5.95%, 03/19/2019	0.42%	1.00%	06/20/2017	(1,500,000)	22,798	(18,251)	42,798
					$(112,800,000)	$(582,731)	$(1,941,744)	$1,488,241

Counterparty	Reference Obligation	Fixed Rate(6)	Expiration Date	Notional Amount(1),(5)	Value(4)	Unrealized Appreciation / (Depreciation)
Centrally Cleared Credit Default Swap Agreements Swap Agreements
Credit default swap agreements - sell protection (2)
N/A	iTraxx Europe Series 22	1.00%	12/20/2019	$(16,792,190)	$292,587	$20,167
N/A	CDX.NA.IG.23	1.00%	12/20/2019	(600,000)	10,666	2,247
				$(17,392,190)	$303,253	$22,414

(1)Notional amount is stated in USD unless otherwise noted.

(2)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(3)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(4)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(6)If the Fund is a seller of protection, the Fund receives the fixed rate.

See accompanying Notes to Financial Statements.

Curian/WMC International Equity Fund

	Shares/Par †	Value
COMMON STOCKS - 95.6%
BELGIUM - 3.1%
Anheuser-Busch InBev NV	125,435	$13,910,023
Umicore SA	22,496	882,933
		14,792,956
BRAZIL - 0.9%
BB Seguridade Participacoes SA	157,000	2,094,685
Petroleo Brasileiro SA - ADR (a)	174,420	2,040,714
		4,135,399
CANADA - 5.8%
Canadian National Railway Co.	84,240	5,939,143
Imperial Oil Ltd.	159,520	7,675,586
Tim Hortons Inc.	63,375	5,135,003
TransCanada Corp.	182,130	8,976,817
		27,726,549
CHINA - 4.0%
Alibaba Group Holding Ltd. - ADR (a) (b)	51,217	5,049,996
Baidu.com Inc. - ADR - Class A (b)	17,351	4,142,898
ENN Energy Holdings Ltd.	638,460	4,142,585
Lenovo Group Ltd. (a)	1,750,975	2,580,946
PetroChina Co. Ltd. - Class H	2,829,740	3,542,677
		19,459,102
COLOMBIA - 0.5%
Avianca Holdings SA - ADR	32,530	484,372
Grupo Aval Acciones y Valores - ADR	128,010	1,725,575
		2,209,947
DENMARK - 0.2%
H Lundbeck A/S	54,797	1,162,458

FINLAND - 0.5%
Kone Oyj - Class B (a)	61,758	2,659,787

FRANCE - 9.8%
Air Liquide SA	91,359	11,028,463
BNP Paribas SA	34,927	2,194,882
Essilor International SA	57,254	6,322,091
Groupe Eurotunnel SA	92,770	1,172,541
Orange SA	144,591	2,301,940
Peugeot SA (b)	32,011	380,435
Rexel SA	248,772	4,181,614
Schneider Electric SA	104,331	8,219,827
Societe Generale SA	24,980	1,203,812
Unibail-Rodamco SE	39,162	10,041,418
		47,047,023
GERMANY - 2.4%
Brenntag AG	51,808	2,513,804
Continental AG	16,662	3,281,841
Deutsche Lufthansa AG	118,269	1,751,879
Deutsche Post AG	128,268	4,039,130
		11,586,654
GREECE - 1.1%
Alpha Bank AE (b)	4,787,385	3,120,980
Hellenic Telecommunications Organization SA (b)	199,958	2,258,438
		5,379,418
HONG KONG - 0.7%
Hong Kong Exchanges & Clearing Ltd.	148,500	3,291,433

INDIA - 2.0%
ICICI Bank Ltd.	237,217	6,300,285
ITC Ltd.	185,813	1,074,441
Power Grid Corp. of India Ltd.	333,866	792,225
Reliance Industries Ltd.	105,453	1,711,523
		9,878,474
IRELAND - 2.6%
Bank of Ireland (b)	9,521,446	3,764,489
CRH Plc	393,801	8,750,306
		12,514,795
ITALY - 6.1%
Assicurazioni Generali SpA	313,246	6,427,938
Banca Generali SpA	91,889	2,438,069
FinecoBank Banca Fineco SpA (b)	431,444	2,245,626
Intesa Sanpaolo SpA	913,944	2,686,772
Luxottica Group SpA	149,491	7,625,185
Snam SpA	1,490,095	8,057,660
		29,481,250
JAPAN - 19.8%
Aisin Seiki Co. Ltd.	90,310	3,008,117
Asahi Group Holdings Ltd.	123,195	3,821,368
Asics Corp.	66,880	1,566,125
Bridgestone Corp.	49,875	1,666,710
Daito Trust Construction Co. Ltd.	26,175	3,261,426
Daiwa House Industry Co. Ltd.	168,615	3,190,127
Eisai Co. Ltd. (a)	84,985	3,323,694
Hitachi Ltd.	642,000	5,044,499
Isuzu Motors Ltd.	338,088	4,411,157
Japan Exchange Group Inc.	64,510	1,600,240
Kansai Electric Power Co. Inc. (b)	82,475	814,483
Kyushu Electric Power Co. Inc. (b)	88,900	964,534
M3 Inc.	210,980	3,520,934
Mitsubishi UFJ Financial Group Inc.	1,141,450	6,653,757
Mitsui Fudosan Co. Ltd.	197,440	6,350,942
NEC Corp.	1,085,000	3,836,970
Nippon Telegraph & Telephone Corp.	63,670	3,961,475
Olympus Corp. (b)	121,240	4,353,132
Ono Pharmaceutical Co. Ltd.	68,990	6,964,161
Rakuten Inc. (a)	341,085	3,846,236
Seven & I Holdings Co. Ltd.	201,605	7,873,911
Shikoku Electric Power Co. Inc. (a) (b)	59,315	813,967
Softbank Corp.	46,400	3,377,893
T&D Holdings Inc.	189,190	2,437,048
Takeda Pharmaceutical Co. Ltd.	84,985	3,683,959
Toshiba Corp.	1,107,755	4,891,977
		95,238,842
NETHERLANDS - 6.0%
ASML Holding NV	37,805	3,769,622
ING Groep NV - CVA (b)	606,529	8,685,705
Koninklijke KPN NV	1,756,508	5,781,948
NXP Semiconductors NV (b)	74,499	5,115,101
Royal Dutch Shell Plc - Class A	158,499	5,661,837
		29,014,213
PORTUGAL - 0.5%
Galp Energia SGPS SA	162,131	2,350,649

ROMANIA - 0.2%
Electrica SA - GDR (b) (c)	92,484	1,195,818

SOUTH KOREA - 1.6%
Korea Electric Power Corp.	26,894	1,180,534
POSCO	7,197	2,078,761
SK Hynix Inc. (b)	97,629	4,353,696
		7,612,991
SPAIN - 0.7%
CaixaBank SA	616,509	3,369,345

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
SWEDEN - 2.5%
Assa Abloy AB - Class B	134,493	7,139,507
Electrolux AB - Class B	79,735	2,259,275
SKF AB - Class B	130,010	2,607,666
		12,006,448
SWITZERLAND - 10.0%
Adecco SA	52,482	3,557,316
Cie Financiere Richemont SA	13,148	1,108,558
Julius Baer Group Ltd.	168,912	7,404,718
Novartis AG	179,039	16,615,334
Roche Holding AG	36,181	10,677,072
UBS AG	495,210	8,610,782
		47,973,780
TAIWAN - 2.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,257,640	9,786,581

UNITED ARAB EMIRATES - 0.7%
Al Noor Hospitals Group Plc	102,946	1,678,109
NMC Health Plc	211,766	1,676,865
		3,354,974
UNITED KINGDOM - 11.9%
AstraZeneca Plc	235,733	17,219,838
BG Group Plc	331,057	5,517,382
British Sky Broadcasting Group Plc	523,446	7,418,377
Derwent London Plc	21,819	1,038,093
Diageo Plc	215,587	6,358,147
Direct Line Insurance Group Plc	435,237	1,925,332
easyJet Plc	125,274	3,010,190
Glencore International Plc	445,044	2,283,348
International Consolidated Airlines Group SA(b)	581,843	3,816,865
Markit Ltd. (b)	102,635	2,621,298
Schroders Plc	41,459	1,603,314
WPP Plc	225,777	4,410,003
		57,222,187
Total Common Stocks (cost $423,468,070)		460,451,073

INVESTMENT COMPANIES - 0.3%
iShares MSCI EAFE ETF	21,625	1,382,919
Total Investment Companies (cost $1,391,377)		1,382,919

SHORT TERM INVESTMENTS - 2.9%
Securities Lending Collateral - 2.9%
BlackRock Liquidity Funds TempFund Portfolio, 0.15% (d)	9,000,000	9,000,000
Fidelity Institutional Money Market Portfolio, 0.06% (d)	1,570,000	1,570,000
Repurchase Agreement with BCL, 0.08% (Collateralized by $50,573 U.S. Treasury Inflation Index Note, 1.25%, due 07/15/20, value $59,098, and $847,552 U.S. Treasury Inflation Index Note, 1.38%, due 02/15/44, value $960,902) acquired on 10/31/14, due 11/03/14 at $1,000,007	$1,000,000	1,000,000
Repurchase Agreement with MLP, 0.10% (Collateralized by $612,074 U.S. Treasury Note, 0.88%-2.63%, due 12/31/16-08/15/20, value $632,720, and $1,652,104 U.S. Treasury Inflation Index Note, 0.75%, due 02/15/42, value $1,654,865) acquired on 10/31/14, due 11/03/14 at $2,242,748	2,242,730	2,242,730
Total Short Term Investments (cost $13,812,729)		13,812,730
Total Investments - 98.8% (cost $438,672,176)		475,646,722
Other Assets and Liabilities, Net - 1.2%		5,757,054
Total Net Assets - 100.0%		$481,403,776

(a)	All or a portion of the security was on loan.
(b)	Non-income producing security.
(c)

The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933 to be liquid based on procedures approved by the Trust’s Board of Trustees. As of October 31, 2014, the aggregate value of these liquid securities was $1,195,818 which represented 0.2% of net assets.

(d)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of October 31, 2014.

See accompanying Notes to Financial Statements.

Currencies:

AUD - Australian Dollar	GBP - British Pound	MXN - Mexican Peso
BRL - Brazilian Real	ILS - Israeli New Sheqel	USD - United States Dollar
CAD - Canadian Dollar	INR - Indian Rupee	ZAR - South African Rand
EUR - European Currency Unit (Euro)	JPY - Japanese Yen

Abbreviations:

ABS - Asset Backed Securities	GDR - Global Depository Receipt
ADR - American Depository Receipt	GO - General Obligation
CDO - Collateralized Debt Obligation	HICP — Harmonized Index of Consumer Prices
CDX.NA.HY - Credit Derivatives Index - North American - High Yield	iTraxx - group of international credit derivative indexes monitored by the International Index Company
CDX.NA.IG - Credit Derivatives Index - North American - Investment Grade	LIBOR - London Interbank Offered Rate MBS - Mortgage Backed Securities
CLO - Collateralized Loan Obligation	MSCI - Morgan Stanley Capital International
EAFE - Europe, Australia and Far East	OJSC - Open Joint Stock Company
ETF - Exchange Traded Fund	RB - Revenue Bond
Euribor - Europe Interbank Offered Rate	REMIC - Real Estate Mortgage Investment Conduit
Euro-Bund - debt instrument issued by the Federal Republic of Germany with a term of 8.5 to 10.5 years	TBA - To Be Announced (Securities purchased on a delayed delivery basis)
Euro-BTP - debt instrument issued by the Republic of Italy with a term of 2 to 11 years

Counterparty Abbreviations:

BBP - Barclays Bank Plc	GSB - Goldman Sachs Bank USA
BCL - Barclays Capital Inc.	GSC - Goldman Sachs & Co.
BNP - BNP Paribas Securities	GSI - Goldman Sachs International
BOA - Banc of America Securities LLC/Bank of America NA	JPM - J.P. Morgan Securities LLC
CIT - Citibank, Inc.	MLP - Merrill Lynch Professional Clearing Corp.
CSI - Credit Suisse Securities, LLC	MSC - Morgan Stanley & Co., Incorporated
CGM - Citigroup Global Markets	MSS - Morgan Stanley Capital Services Inc.
DUB - Deutsche Bank Alex Brown Inc.	UBS - UBS Securities LLC

†	For funds with fixed income securities, par amounts are listed in United States Dollars unless otherwise noted. Options are quoted in unrounded number of contracts.

See accompanying Notes to Financial Statements.

Curian Series Trust

Statements of Assets and Liabilities

October 31, 2014

	Curian/PIMCO Income Fund	Curian/PIMCO Total Return Fund	Curian/WMC International Equity Fund
Assets
Investments, at value (a) (b)	$518,961,535	$1,054,633,950	$472,403,992
Repurchase agreements (a)	25,179,695	31,839,737	3,242,730
Total investments, at value (a)	544,141,230	1,086,473,687	475,646,722
Cash	789,167	796,491	18,073,919
Foreign currency (c)	968,860	629,409	387,390
Receivable for investment securities sold	11,773,927	73,221,237	5,501,805
Receivable for fund shares sold	999,560	539,137	189,953
Receivable from adviser	304,775	657,214	393,052
Receivable for dividends and interest	4,811,817	6,614,916	968,734
Receivable for variation margin on financial derivative instruments	174,651	758,819	—
Receivable for deposits with brokers and counterparties	805,000	2,036,000	—
Unrealized appreciation on forward foreign currency contracts	2,274,758	15,598,124	—
Unrealized appreciation on OTC swap agreements	2,193,337	1,808,816	—
OTC swap premiums paid	1,512,130	401,301	—
Other assets	419	59	—
Total assets	570,749,631	1,189,535,210	501,161,575
Liabilities
Payable for advisory fees	60,955	131,443	58,958
Payable for sub-advisory fees	101,585	200,670	167,752
Payable for administrative fees	243,820	525,771	334,094
Payable for investment securities purchased	18,390,274	140,892,743	5,156,953
Payable for treasury roll transactions	52,558,574	—	—
Payable for fund shares redeemed	548,287	476,583	201,667
Payable for dividends	1,500,004	1,500,085	—
Payable for trustee fees	37,659	65,993	17,672
Payable for variation margin on financial derivative instruments	58,297	645,407	—
Payable for other expenses	8,823	22,725	7,973
Investment in forward sales commitments, at value (d)	—	5,185,156	—
Options written, at value (e)	1,096,438	1,649,274	—
Unrealized depreciation on forward foreign currency contracts	159,492	3,065,027	—
Unrealized depreciation on OTC swap agreements	222,984	542,567	—
Due to brokers and counterparties for deposits	2,218,000	4,635,000	—
OTC swap premiums received	1,420,890	2,393,757	—
Payable upon return of securities loaned	14,679,695	2,939,738	13,812,730
Total liabilities	93,305,777	164,871,939	19,757,799
Net assets	$477,443,854	$1,024,663,271	$481,403,776
Net assets consist of:
Paid-in capital	$461,341,624	$997,559,103	$421,425,889
Undistributed net investment income	1,068,269	5,843,852	4,004,614
Accumulated net realized gain	6,248,652	10,779,219	19,043,616
Net unrealized appreciation on investments and foreign currency	8,785,309	10,481,097	36,929,657
	$477,443,854	$1,024,663,271	$481,403,776
Shares outstanding (no par value), unlimited shares authorized	44,293,680	99,481,214	38,560,677
Net asset value per share, offering and redemption price per share	$10.78	$10.30	$12.48

(a) Investments, at cost	$537,771,744	$1,085,457,778	$438,672,176
(b) Including value of securities on loan	14,387,697	2,889,791	13,277,626
(c) Foreign currency, at cost	975,563	557,161	386,583
(d) Proceeds from forward sales commitments	—	5,159,375	—
(e) Premiums from options written	1,431,809	1,791,441	—

See accompanying Notes to Financial Statements.

Curian Series Trust

Statements of Operations

For the Year Ended October 31, 2014

	Curian/PIMCO Income Fund	Curian/PIMCO Total Return Fund	Curian/WMC International Equity Fund
Investment income
Dividends	$457,675	$240,000	$9,353,765
Foreign taxes withheld	(14,311)	(2,366)	(637,853)
Interest	17,839,032	20,271,784	6
Securities lending	65,886	2,787	212,347
Other income (a)	570	1,900	9,265
Total investment income	18,348,852	20,514,105	8,937,530

Expenses
Advisory fees	740,797	1,558,446	653,767
Sub-advisory fees	1,234,656	2,380,014	1,868,376
Administrative fees	2,963,190	6,233,785	3,704,674
Chief compliance officer fees	27,454	53,778	20,739
Legal fees	26,341	49,607	17,808
Trustee fees	45,065	90,737	36,166
Interest expense	54,982	1,167	—
Other expenses	24,159	39,071	15,457
Total expenses	5,116,644	10,406,605	6,316,987
Expense waived/reimbursed by Adviser	(1,526,752)	(3,404,209)	(1,543,342)
Net expenses	3,589,892	7,002,396	4,773,645
Net investment income	14,758,960	13,511,709	4,163,885

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	10,769,018	2,805,414	20,755,679
Swap agreements	(1,403,045)	1,363,889	—
Foreign currency related items	2,094,437	6,868,232	(172,491)
Futures contracts	537,346	6,045,754	—
Written option and exchange traded futures option contracts	1,280,101	2,994,073	—
Brokerage commissions recaptured	—	—	10,611
Net change in unrealized appreciation (depreciation) on:
Investments	2,663,416	(7,753,464)	(19,909,269)
OTC swap agreements	3,212,964	775,341	—
Foreign currency related items	1,347,408	11,767,341	(54,912)
Futures and exchange traded futures option contracts and centrally cleared swap agreements	(1,728,963)	(7,254,268)	—
Written option contracts	446,374	(421,977)	—
Net realized and unrealized gain	19,219,056	17,190,335	629,618
Net increase in net assets from operations	$33,978,016	$30,702,044	$4,793,503

(a) Income from affiliated investments	$570	$1,900	$9,265

See accompanying Notes to Financial Statements.

Curian Series Trust

Statements of Changes in Net Assets

For the Year Ended October 31, 2014

	Curian/PIMCO Income Fund	Curian/PIMCO Total Return Fund	Curian/WMC International Equity Fund
Operations
Net investment income	$14,758,960	$13,511,709	$4,163,885
Net realized gain	13,277,857	20,077,362	20,593,799
Net change in unrealized appreciation (depreciation)	5,941,199	(2,887,027)	(19,964,181)
Net increase in net assets from operations	33,978,016	30,702,044	4,793,503
Distributions to shareholders
From net investment income	(13,000,317)	(12,130,660)	(4,560,717)
From net realized gains	—	—	(20,479,552)
Total distributions to shareholders	(13,000,317)	(12,130,660)	(25,040,269)
Share transactions(1)
Proceeds from the sale of shares	123,773,582	357,572,323	207,994,253
Cost of shares redeemed	(205,671,805)	(335,785,282)	(74,083,067)
Change in net assets from share transactions	(81,898,223)	21,787,041	133,911,186
Change in net assets	(60,920,524)	40,358,425	113,664,420
Net assets beginning of year	538,364,378	984,304,846	367,739,356
Net assets end of year	$477,443,854	$1,024,663,271	$481,403,776
Undistributed net investment income	$1,068,269	$5,843,852	$4,004,614

(1) Share transactions
Shares sold	11,778,022		35,139,427		16,306,532
Shares redeemed	(19,628,075)		(32,893,746)		(5,831,027)
Change in shares	(7,850,053)		2,245,681		10,475,505
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$766,548,458	(a)	$4,045,412,110	(b)	$512,027,421
Proceeds from sales of securities	820,300,644	(a)	4,019,677,553	(b)	402,377,311

(a)  Amounts include $285,149,756 and $297,115,017 of purchases and sales, respectively, of U.S. Government Securities.

(b)  Amounts include $3,510,286,297 and $3,747,409,397 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

Curian Series Trust

Statements of Changes in Net Assets

For the Year Ended October 31, 2013

	Curian/PIMCO Income Fund	Curian/PIMCO Total Return Fund	Curian/WMC International Equity Fund
Operations
Net investment income	$18,664,310	$14,410,169	$4,325,353
Net realized gain (loss)	(2,328,599)	627,002	21,035,971
Net change in unrealized appreciation (depreciation)	(27,270,649)	(20,776,669)	35,403,341
Net increase (decrease) in net assets from operations	(10,934,938)	(5,739,498)	60,764,665
Distributions to shareholders
From net investment income	(22,560,063)	(17,559,007)	(3,704,040)
From net realized gains	(10,277,902)	(29,908,755)	(1,917,321)
Total distributions to shareholders	(32,837,965)	(47,467,762)	(5,621,361)
Share transactions(1)
Proceeds from the sale of shares	413,033,813	489,775,966	134,516,055
Cost of shares redeemed	(449,936,895)	(507,260,022)	(76,117,677)
Change in net assets from share transactions	(36,903,082)	(17,484,056)	58,398,378
Change in net assets	(80,675,985)	(70,691,316)	113,541,682
Net assets beginning of year	619,040,363	1,054,996,162	254,197,674
Net assets end of year	$538,364,378	$984,304,846	$367,739,356
Undistributed (excess of distributions over) net investment income	$(1,558,167)	$1,750,109	$3,777,169

(1) Share transactions
Shares sold	38,803,636		47,799,030		11,278,604
Shares redeemed	(43,509,091)		(49,839,915)		(6,449,984)
Change in shares	(4,705,455)		(2,040,885)		4,828,620
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$965,642,587	(a)	$3,655,876,364	(b)	$365,540,813
Proceeds from sales of securities	983,291,153	(a)	3,944,046,351	(b)	314,358,939

(a)  Amounts include $552,355,768 and $611,860,718 of purchases and sales, respectively, of U.S. Government Securities.

(b)  Amounts include $3,517,436,313 and $3,643,272,224 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

Curian Series Trust

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investment Transactions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Portfolio Turnover(b)	Net Expenses to Average Net Assets(c)		Total Expenses to Average Net Assets(c)	Net Investment Income (Loss) to Average Net Assets(c)
Curian/PIMCO Income Fund

10/31/2014	$10.32	$0.31	$0.43	$0.74	$(0.28)	$—	$10.78	7.26%	$477,444	141%	0.73	(d)%	1.04%	2.99%
10/31/2013	10.89	0.28	(0.35)	(0.07)	(0.34)	(0.16)	10.32	(0.66)	538,364	128	0.85		1.02	2.62
10/31/2012 *	10.00	0.27	0.92	1.19	(0.30)	—	10.89	12.11	619,040	115	0.85		1.04	2.56
Curian/PIMCO Total Return Fund

10/31/2014	10.12	0.13	0.17	0.30	(0.12)	—	10.30	2.98	1,024,663	410	0.67		1.00	1.30
10/31/2013	10.63	0.14	(0.18)	(0.04)	(0.17)	(0.30)	10.12	(0.46)	984,305	313	0.80		0.99	1.32
10/31/2012 *	10.00	0.18	0.63	0.81	(0.18)	—	10.63	8.19	1,054,996	519	0.80		1.02	1.73
Curian/WMC International Equity Fund

10/31/2014	13.09	0.12	0.11	0.23	(0.15)	(0.69)	12.48	1.63	481,404	96	1.10		1.45	0.96
10/31/2013	10.93	0.17	2.23	2.40	(0.16)	(0.08)	13.09	22.36	367,739	109	1.32		1.46	1.45
10/31/2012	10.00	0.14	0.79	0.93	—	—	10.93	9.30	254,198	90	1.32		1.49	1.35

*  Commenced operations on November 2, 2011.

(a)  Per share data calculated using average shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  The ratio of expenses to average net assets without interest expense as a result of secured borrowing transactions for the Curian/PIMCO Income Fund was 0.72%.

See accompanying Notes to Financial Statements.

Curian Series Trust

Notes to Financial Statements

October 31, 2014

NOTE 1. ORGANIZATION

The Curian Series Trust (“Trust”) is an open-end management investment company organized under the laws of the state of Massachusetts, by a Declaration of Trust, dated November 5, 2010.  The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”).  The Trust currently offers shares in three (3) separate funds (each a “Fund”, and collectively, “Funds”), each with its own investment objective:  Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund, for which Pacific Investment Management Company LLC (“PIMCO”) serves as the Sub-Adviser, and Curian/WMC International Equity Fund, for which Wellington Management Company, LLP (“WMC”) serves as the Sub-Adviser.  PIMCO and WMC are each referred to herein as a “Sub-Adviser”.  The Funds are diversified Funds for purposes of the 1940 Act.

Curian Capital, LLC (“Curian,” “Adviser” or “Administrator”) serves as the investment adviser and administrator of the Funds with the responsibility for the professional investment supervision and management of the Funds.  Curian is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  At October 31, 2014, Curian owned 4,000 shares of each Fund.

Purchases and redemptions of shares of the Funds are initiated by Curian and shares may be purchased on behalf of clients in Curian’s managed account program.  Each Fund offers one share class without a sales charge or redemption fees.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”):

Security Valuation - Curian has entered into a sub-administration and fund accounting services agreement on behalf of the Funds with Jackson Fund Services (“JFS” or “Sub-Administrator”), a division of Jackson National Asset Management, LLC (“JNAM”).  Curian and JNAM are subsidiaries of Jackson and affiliates.  Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board”) has delegated the daily operational oversight of the securities valuation function to the Pricing Committee of JFS (“Pricing Committee”), which consists of certain officers of the Trust, Curian management and JNAM management.  The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available.  For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available.  The Pricing Committee’s fair valuation determinations are subject to review, at the latest, by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.  For fair valuation determinations that are deemed significant, the Funds’ Board is promptly notified, in detail, of the fair valuation.

The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded.  If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale.  Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market.  Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date.  Short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value.  Debt securities are generally valued by independent pricing services approved by the Board.  If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from each Fund’s Sub-Adviser, a broker/dealer or a widely used quotation system.  Futures contracts traded on an exchange are valued at the exchange’s settlement price which reflects fair value.  If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange.  Options traded on an exchange are valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the last bid.  Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE.  Centrally cleared swap agreements, listed on a multilateral or trade facility platform, such as a registered exchange, are valued by the respective exchange.  The exchange determines a daily settlement price via pricing models which use, as appropriate, its members’ actionable levels across complete term structures along with information obtained from external third party price providers.  OTC derivatives, including options and swap agreements, are generally valued by approved pricing services.  If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs.  Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent market value.  In such instances, the investment is valued as determined in good faith using procedures approved by the Board.  Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale.  In addition, investments may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters, government actions and significant changes in the value of U.S. securities markets.  Securities are fair valued based on observable and unobservable inputs, including the Sub-Administrator’s or Pricing Committee’s own assumptions in determining the fair value of an investment.  Under the procedures approved by the Board, the

Curian Series Trust

Notes to Financial Statements

October 31, 2014

Sub-Administrator may utilize pricing services or other sources, including the Funds’ Adviser and Sub-Advisers, to assist in determining the fair value of an investment.  Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.  The Sub-Administrator has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value.  Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders - The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.  Dividends from net investment income are declared and distributed monthly for Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund and declared and distributed at least annually, if any, for Curian/WMC International Equity Fund.  Distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carry forwards.

Expenses - Expenses are recorded on an accrual basis.  Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund.  Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Security Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date.  Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available.  Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations.  Interest income, including level-yield amortization of discounts and premiums, is accrued daily.  A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.  A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.  Realized gains and losses are determined on the specific identification basis.

Foreign Taxes - The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable.  The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Funds invest.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars.  Each business day, the market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates.  Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities.  Such fluctuations are included in net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges.  Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications - In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.  The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Recent Accounting Pronouncements - In June 2014, FASB released Accounting Standards Update (“ASU”) 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures”.  The amendments in this ASU change the accounting for repurchase-to-maturity transactions and linked repurchase financings to secured borrowing accounting, which is consistent with the accounting for other repurchase agreements.  The amendments also require two new disclosures.  The first disclosure requires an entity to disclose information on transfers accounted for as sales in transactions that are economically similar to repurchase agreements.  The second disclosure provides increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.  Disclosures under ASU 2014-11 are

Curian Series Trust

Notes to Financial Statements

October 31, 2014

effective for either the first interim or annual period beginning on or after December 15, 2014.  Management is currently evaluating the impact the ASU may have on the Funds’ financial statements.

NOTE 3.  FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENTS AND DISCLOSURE”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories.

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds, which are valued at their daily reported NAV.

Level 2 includes valuations determined from significant direct or indirect observable inputs.  Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services, or ADRs and GDRs for which quoted prices in active markets are not available.

Level 3 includes valuations determined from significant unobservable inputs, including management’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as:  trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes, term loans that do not meet certain liquidity thresholds, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Sub-Administrator regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices.  When the comparison results exceed pre-defined thresholds, the Sub-Administrator challenges the prices exceeding tolerance levels with the pricing service or broker.  To verify Level 3 unobservable inputs, the Sub-Administrator uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments as of October 31, 2014 by valuation level.

	Assets - Securities
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Income Fund
Non-U.S. Government Agency ABS	$—	$42,171,136	$—	$42,171,136
Corporate Bonds and Notes	—	371,370,025	1,376,705	372,746,730
Government and Agency Obligations	—	79,411,547	—	79,411,547
Common Stocks	4,650,950	—	—	4,650,950
Preferred Stocks	—	2,080,626	—	2,080,626
Trust Preferreds	5,498,710	—	—	5,498,710
Purchased Options	—	428,799	—	428,799
Short Term Investments	6,000,000	31,152,732	—	37,152,732
Fund Total	$16,149,660	$526,614,865	$1,376,705	$544,141,230
Curian/PIMCO Total Return Fund
Non-U.S. Government Agency ABS	$—	$90,973,248	$—	$90,973,248
Corporate Bonds and Notes	—	311,134,629	—	311,134,629
Government and Agency Obligations	—	511,269,427	—	511,269,427
Preferred Stocks	3,973,200	—	—	3,973,200
Short Term Investments	100,000	169,023,183	—	169,123,183
Fund Total	$4,073,200	$1,082,400,487	$—	1,086,473,687
Curian/WMC International Equity Fund
Common Stocks	$56,714,438	$403,736,635	$—	$460,451,073
Investment Companies	1,382,919	—	—	1,382,919
Short Term Investments	10,570,000	3,242,730	—	13,812,730
Fund Total	$68,667,357	$406,979,365	$—	$475,646,722

Curian Series Trust

Notes to Financial Statements

October 31, 2014

	Liabilities - Securities
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Total Return Fund
Government and Agency Obligations	$—	$(5,185,156)	$—	$(5,185,156)
Fund Total	$—	$(5,185,156)	$—	$(5,185,156)

	Assets - Investments in Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Income Fund
Exchange Traded Futures Written Options	$6,089	$—	$—	$6,089
Open Futures Contracts	145,836	—	—	145,836
Open Forward Foreign Currency Contracts	—	2,274,758	—	2,274,758
OTC Interest Rate Swap Agreements	—	232,493	—	232,493
Centrally Cleared Interest Rate Swap Agreements	—	196,430	—	196,430
OTC Credit Default Swap Agreements	—	1,960,844	—	1,960,844
Centrally Cleared Credit Default Swap Agreements	—	93,499	—	93,499
Fund Total	$151,925	$4,758,024	$—	$4,909,949
Curian/PIMCO Total Return Fund
Exchange Traded Futures Written Options	$10,497	$—	$—	$10,497
Open Futures Contracts	1,869,954	—	—	1,869,954
Open Forward Foreign Currency Contracts	—	15,598,124	—	15,598,124
OTC Interest Rate Swap Agreements	—	305,473	—	305,473
Centrally Cleared Interest Rate Swap Agreements	—	794,891	—	794,891
OTC Credit Default Swap Agreements	—	1,503,343	—	1,503,343
Centrally Cleared Credit Default Swap Agreements	—	22,414	—	22,414
Fund Total	$1,880,451	$18,224,245	$—	$20,104,696

	Liabilities - Investments in Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Income Fund
Exchange Traded Futures Written Options	$(7,146)	$—	$—	$(7,146)
Written Options	—	(1,096,438)	—	(1,096,438)
Open Forward Foreign Currency Contracts	—	(159,492)	—	(159,492)
OTC Interest Rate Swap Agreements	—	(111,558)	—	(111,558)
Centrally Cleared Interest Rate Swap Agreements	—	(1,356,287)	—	(1,356,287)
OTC Credit Default Swap Agreements	—	(111,426)	—	(111,426)
Centrally Cleared Credit Default Swap Agreements	—	(45,633)	—	(45,633)
Fund Total	$(7,146)	$(2,880,834)	$—	$(2,887,980)
Curian/PIMCO Total Return Fund
Exchange Traded Futures Written Options	$(9,874)	$—	$—	$(9,874)
Written Options	(102,453)	(1,546,821)	—	(1,649,274)
Open Futures Contracts	(276,799)	—	—	(276,799)
Open Forward Foreign Currency Contracts	—	(3,065,027)	—	(3,065,027)
OTC Interest Rate Swap Agreements	—	(527,464)	—	(527,464)
Centrally Cleared Interest Rate Swap Agreements	—	(3,491,556)	—	(3,491,556)
OTC Credit Default Swap Agreements	—	(15,103)	—	(15,103)
Fund Total	$(389,126)	$(8,645,971)	$—	$(9,035,097)

(1)All derivatives, except for written options, are reflected at the unrealized appreciation/(depreciation) on the instrument.  Written options are reflected at value.

The Funds recognize transfers between levels as of the beginning of the period for financial reporting purposes.  The following table summarizes significant transfers between Level 1 and Level 2 valuations during the year ended October 31, 2014:

	Transfers out of Level 2 into Level 1 during the Period	Transfers out of Level 1 into Level 2 during the Period
Transfers for valuations using a statistical fair value pricing service
Curian/WMC International Equity Fund
Common Stocks	$—	$7,322,649

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.  There were no significant transfers into or out of Level 3 for the period.  There were no significant Level 3 valuations for which significant unobservable valuation inputs were developed at October 31, 2014.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral - The Funds participate in an agency based securities lending program.  Pursuant to the securities lending agreement, the securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral.  Each Fund receives cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities.  Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next

Curian Series Trust

Notes to Financial Statements

October 31, 2014

business day.  The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower.  The Fund bears the market risk with respect to the collateral investment and securities loaned. The Fund also bears the risk that the agent may default on its obligations to the Fund.  The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

JPMorgan Chase Bank, N.A. (“JPM Chase” or “Custodian”) serves as custodian and securities lending agent to the Trust.  The Funds invest cash collateral in money market funds and overnight repurchase agreements which are collateralized fully by U.S. government and agency securities.  Each Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of an approved investment.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as payable upon return of securities loaned.  Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by each Fund as investment - at value on the Statements of Assets and Liabilities.  The value of securities on loan is disclosed under footnote (b) on the Statements of Assets and Liabilities.  Each Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan.

U.S. Government Agencies or Government Sponsored Enterprises - Certain Funds may invest in U.S. government agencies or government sponsored enterprises.  U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities.  Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.  FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”).  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets.  In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC.  This agreement contains various covenants that severely limit each enterprise’s operations.  In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock.  The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities - A Fund may own certain investment securities, which are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”.  Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities.  Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds.  The Funds have no right to require registration of unregistered securities.

Repurchase Agreements - The Funds may invest in repurchase agreements.  In a repurchase agreement, a Fund receives debt securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date.  The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub custodians under triparty repurchase agreements.  Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund.  Interest earned on repurchase agreements is recorded as interest income to the Fund.  When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement.  The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement.  In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Reverse Repurchase Agreements - Certain Funds may enter into reverse repurchase agreements.  In a reverse repurchase agreement, a Fund delivers to a counterparty a security in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date.  Cash received in exchange for securities delivered plus accrued interest to be paid by the Fund are reflected as liabilities on the Statements of Assets and Liabilities.  Interest paid is recorded as interest expense to the Fund.  The Fund receives principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In periods of increased demand of the security, the Fund may

Curian Series Trust

Notes to Financial Statements

October 31, 2014

receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.  A reverse repurchase agreement involves the risk that the value of the security delivered by the Fund may decline below the repurchase price of the security.  A Fund will segregate assets determined to be liquid at the Custodian or otherwise cover its obligations under reverse repurchase agreements.

The average daily balance and the weighted average interest rate for reverse repurchase agreements, for the year ended October 31, 2014, were as follows:  Curian/PIMCO Income Fund, $13,020,006 and 0.11% for 326 days outstanding; and Curian/PIMCO Total Return Fund $15,583,613 and 0.04% for 62 days outstanding, respectively.  The Funds did not have any reverse repurchase agreements outstanding on October 31, 2014.

Forward Sales Commitments - Certain Funds may purchase or sell forward sales commitments.  A forward sales commitment involves a Fund entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.  The purchase of a forward sales commitment involves the risk of loss if the value of the security to be purchased declines before the settlement date while the sale of a forward sales commitment involves the risk that the value of the securities to be sold may increase before the settlement date.  A Fund may dispose of or renegotiate forward sales commitments after they are entered into, and may close these positions before they are delivered, which may result in capital gain or loss.

Delayed-Delivery Securities - Certain Funds may purchase or sell securities on a delayed delivery basis, including “To Be Announced” (“TBA”) or “To Be Acquired” securities.  These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period.  In TBA transactions, a Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities.  When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions.  When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV.  A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss.  When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security.  Securities purchased on a TBA basis are not settled until they are delivered to the Fund.  In connection with TBA transactions, Funds may maintain a short position related to certain securities.  In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

Mortgage-Backed Dollar and Treasury Roll Transactions - Certain Funds may sell mortgage-backed or treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price.  A Fund may only enter into covered rolls.  A “covered roll” is a type of dollar roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar roll transaction.  During the period between the sale and repurchase, a Fund forgoes interest and principal paid on the mortgage-backed securities.  A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments.  A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

In a mortgage-backed or treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale.  Any gains, losses and any income or fees earned are recorded to realized gain or loss.  If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction.  For Funds with significant transactions characterized as secured borrowing transactions, any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

Dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

The average daily balance and the weighted average interest rate for treasury roll transactions, for the period ended October 31, 2014, were as follows:  Curian/PIMCO Income Fund, $41,139,420 and 0.10%, for 360 days outstanding; and Curian/PIMCO Total Return Fund, $26,976,775 and 0.00%, for 17 days outstanding, respectively.  At October 31, 2014, Curian/PIMCO Income Fund had $53,491 of deferred income included in payable for treasury roll transactions on the Statements of Assets and Liabilities.

Inflation-Indexed Bonds - Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted to the rate of inflation.  The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds.  Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.  Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive principal payments until maturity.

NOTE 5. AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to/from a Fund and a counterparty or segregated at the custodian.  U.S. Treasury Bills and U.S. dollars are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used.  Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments.  Collateral for OTC financial derivative transactions paid to or received from brokers and counterparties is included in receivable for deposits with brokers and counterparties and due to brokers and counterparties for deposits in the Statements of Assets and Liabilities.

Curian Series Trust

Notes to Financial Statements

October 31, 2014

Master Netting Agreements (“Master Agreements”) - Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.  Since different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty.  A Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty.  Each Master Agreement defines whether the Fund is contractually able to net settle daily payments.  Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.  Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement.  A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.  To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.  The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties which the Sub Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.  For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO.  Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) - Master Repo Agreements govern repurchase, reverse repurchase and treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination and maintenance of collateral.  In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities.  The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments.  The Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase or reverse repurchase agreement.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) - Master Forward Agreements govern the considerations and factors surrounding the settlement of certain forward-settling transactions, such as delayed-delivery transactions, “To Be Announced” (“TBA”) securities and treasury roll transactions between a Fund and select counterparties.  The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.    Losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.  In the event of default, the unrealized gain or loss will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.  In the ordinary course of business, settlements of transactions are not typically subject to net settlement, except for TBA pools.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) - ISDA Master Agreements govern OTC financial derivative transactions entered into by a Fund’s Sub-Adviser and select counterparties.  The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral.   Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.  Any election to early termination could be material to the financial statements.  In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.  The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Customer Account Agreements - Customer Account Agreements and related addendums govern cleared derivative transactions such as futures, options on futures and centrally cleared derivatives.  If a Fund transacts in centrally cleared derivatives, the Sub-Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO.  Cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator.  The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts.  Such receipts or payments are known as the “variation margin”.  Variation margin received may not be netted between futures and centrally cleared derivatives.  In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account.  Additionally, portability of exposure in the event of default further reduces risk.

Curian Series Trust

Notes to Financial Statements

October 31, 2014

NOTE 6.  FINANCIAL DERIVATIVE INSTRUMENTS

Options Transactions - A Fund may buy and sell (“write”) call and put options on futures, indices, currency and swaps agreements (“swaptions”). An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option.  When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss.  Purchasing call options tends to increase a Fund’s exposure to the underlying instrument.  Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument.  The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract.  When a Fund writes a call or put option, the premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss.  Writing call options tends to decrease a Fund’s exposure to the underlying instrument.  Writing put options tends to increase a Fund’s exposure to the underlying instrument.  The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in a Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value.  There is also the risk a Fund may not be able to enter into a closing transaction if the market is illiquid.  Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Depending on the exchange on which an exchange traded futures option is traded, premium may be paid/received when purchasing/writing the option or there may be no premium paid/received when purchasing/writing the option.  Exchange traded futures options are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss.  Variation margin on these options is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Exchange traded futures options involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.  Swaptions are illiquid investments.

Futures Contracts - A Fund may buy and sell futures on interest rates.  A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date.  Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.  The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by a Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility a Fund may not be able to enter into a closing transaction because of an illiquid market.  With futures, counterparty risk to a Fund is reduced since futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Forward Foreign Currency Contracts - A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future.  The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.  Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts.  Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Funds.  Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase.  Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the currency changes unfavorably to the value of the offsetting currency.

Swap Agreements - Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.  Swap agreements may be privately negotiated in the OTC market or executed and centrally cleared with a DCO.  OTC swaps are typically illiquid investments.

Swap agreements are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss.  For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate.  These upfront payments are recorded as a realized gain or loss upon termination or maturity of the OTC swap.  For centrally cleared swaps, daily changes in valuation are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded.  The use of centrally cleared swaps may require a Fund to commit initial and variation margin that may otherwise not be required under an OTC swap.  A

Curian Series Trust

Notes to Financial Statements

October 31, 2014

liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss.  Net periodic payments received or paid by a Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund.  Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities.  Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Interest Rate Swap Agreements - Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.  Forms of interest rate swap agreements that the Funds have entered into include:  fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark and floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate.

A Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.

Credit Default Swap Agreements - Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index.  As a seller of protection, a Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event.  A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall.  As a seller, a Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the credit default swap.  If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Fund will either pay to the buyer of protection an amount equal to the notional amount of the credit default swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or pay a net settlement amount in the form of cash or securities equal to the notional amount of the credit default swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Fund will either receive from the seller of protection an amount equal to the notional amount of the credit default swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or receive a net settlement amount in the form of cash or securities equal to the notional amount of the credit default swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations.  When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

A Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of an issuer (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation.  The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality.  A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market.  These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector.  Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities.  These components can be determined based upon various credit ratings within each sector.  Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates.  An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index.  The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement.  The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.  Notional amounts of all credit default swap agreements outstanding as of October 31, 2014, for which a Fund is the seller of protection, are disclosed in the Schedules of Investments.  These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset - FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and

Curian Series Trust

Notes to Financial Statements

October 31, 2014

losses, and volume of activity for derivative instruments.  Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, equity price, interest rate and foreign currency exchange rate risk.

The following disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year. (2) A summary table of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of October 31, 2014.  (3) A summary table of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of October 31, 2014.  (4) A table reflecting each Fund’s average monthly derivative volume for the year ended October 31, 2014.

Curian/PIMCO Income Fund Derivative Strategies - The Fund entered into option contracts to manage exposure to or hedge changes in interest rates, foreign currencies, equity, credit and inflation.  The Fund entered into futures contracts to manage exposure to or hedge changes in interest rates.  The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies.  The Fund entered into interest rate swap agreements to manage duration, to manage interest rate and yield curve exposure and as a substitute for investment in physical securities.  The Fund entered into credit default swap agreements to obtain credit exposure.

Curian/PIMCO Income Fund - Derivative Instruments Categorized by Risk Exposure

	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of October 31, 2014:
Assets:
Investments - at value(2)	$—	$271,686	$—	$157,113	$428,799
Variation margin on financial derivative instruments	58,517	—	—	116,134	174,651
Forward foreign currency contracts	—	—	2,274,758	—	2,274,758
Unrealized appreciation on OTC swap agreements	1,960,844	—	—	232,493	2,193,337
OTC Swaps premiums paid	1,410,160	—	—	101,970	1,512,130
	$3,429,521	$271,686	$2,274,758	$607,710	$6,583,675
Liabilities:
Variation margin on financial derivative instruments	$790	$—	$—	$57,507	$58,297
Options written, at value	24,844	364,791	190,861	515,942	1,096,438
Forward foreign currency contracts	—	—	159,492	—	159,492
Unrealized depreciation on OTC swap agreements	111,426	—	—	111,558	222,984
OTC Swaps premiums received	1,362,969	—	—	57,921	1,420,890
	$1,500,029	$364,791	$350,353	$742,928	$2,958,101
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014:
Net realized gain (loss) on:
Swap agreements	$2,672,008	$—	$—	$(4,075,053)	$(1,403,045)
Foreign currency related items	—	—	2,757,581	—	2,757,581
Futures contracts	—	—	—	537,346	537,346
Written options contracts	176,176	—	80,958	1,022,967	1,280,101
	$2,848,184	$—	$2,838,539	$(2,514,740)	$3,171,983
Net change in unrealized appreciation (depreciation) on:
Investments(2)	$—	$(41,570)	$—	$(471,857)	$(513,427)
OTC Swap agreements	722,483	—	—	2,490,481	3,212,964
Foreign currency related items	—	—	2,331,150	—	2,331,150
Futures and exchange traded futures option contracts and centrally cleared swap agreements	(166,932)	—	—	(1,562,031)	(1,728,963)
Written option contracts	(33,074)	60,567	30,527	388,354	446,374
	$522,477	$18,997	$2,361,677	$844,947	$3,748,098

Curian Series Trust

Notes to Financial Statements

October 31, 2014

Curian/PIMCO Income Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BBP	$295,320	$(25,096)	$(270,224)	$—	$1,040,000	$—
BCL	407,561	(3,666)	—	403,895	—	—
BNP	276,247	(18,940)	(80,000)	177,307	80,000	—
BOA	212,289	(130,188)	—	82,101	—	—
CGM	21,382	—	—	21,382	—	—
CIT	372	(372)	—	—	—	—
CSI	509,533	(344,400)	—	165,133	—	—
DUB	855,927	(372,887)	(370,000)	113,040	370,000	—
GSB	10,187	(10,187)	—	—	—	—
GSC	13,216	(11,859)	—	1,357	—	—
GSI	201,676	(23,388)	(178,288)	—	260,000	—
MSS	450,118	(268,844)	(108,000)	73,274	108,000	—
UBS	1,643,066	(75,770)	(360,000)	1,207,296	360,000	—
Derivatives eligible for offset	$4,896,894	$(1,285,597)	$(1,366,512)	$2,244,785
Derivatives not eligible for offset	1,686,781				$—	$—
	$6,583,675

Derivative Liabilities by Counterparty*
BBP	$25,096	$(25,096)	$—	$—	$—	$—
BCL	3,666	(3,666)	—	—	—	—
BNP	18,940	(18,940)	—	—	—	—
BOA	130,188	(130,188)	—	—	—	—
CIT	70,472	(372)	—	70,100	—	—
CSI	344,400	(344,400)	—	—	—	249,956
DUB	372,887	(372,887)	—	—	—	—
GSB	109,076	(10,187)	(98,889)	—	—	169,970
GSC	11,859	(11,859)	—	—	—	—
GSI	23,388	(23,388)	—	—	—	—
MSC	24,328	—	—	24,328	—	—
MSS	268,844	(268,844)	—	—	—	—
UBS	75,770	(75,770)	—	—	—	—
Derivatives eligible for offset	$1,478,914	$(1,285,597)	$(98,889)	$94,428
Derivatives not eligible for offset	1,479,187				$805,000	$2,020,338
	$2,958,101

	Gross Amount Presented in the Statement of Assets and	Financial			Total Collateral (7)
	Liabilities (8)	Instruments (4)	Collateral (5)	Net Amount (8)	Cash	Security
Master Forward Agreement Transaction Assets by Counterparty*
BNP	$52,287,072	$(52,287,072)	$—	$—	$—	$—
	$52,287,072	$(52,287,072)	$—	$—
Master Forward Agreement Transaction Liabilities by Counterparty*
BNP	$52,558,574	$(52,287,072)	$—	$271,502	$—	$—
	$52,558,574	$(52,287,072)	$—	$271,502

Curian/PIMCO Income Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Purchase Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements
Average monthly volume	$1,396,622	$111,002,526	$101,389,469	$83,044,019	$118,948,270

Curian Series Trust

Notes to Financial Statements

October 31, 2014

Curian/PIMCO Total Return Fund - Derivative Strategies - The Fund entered into option contracts to manage exposure to or hedge changes in interest rates, foreign currencies and inflation. The Fund entered into futures contracts to manage exposure to or hedge changes in interest rates.  The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies.  The Fund entered into interest rate swap agreements to manage duration, to manage interest rate and yield curve exposure and as a substitute for investment in physical securities.  The Fund entered into credit default swap agreements to obtain credit exposure.

Curian/PIMCO Total Return Fund - Derivative Instruments Categorized by Risk Exposure

	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of October 31, 2014:
Assets:
Variation margin on financial derivative instruments	$22,697	$—	$—	$736,122	$758,819
Forward foreign currency contracts	—	—	15,598,124	—	15,598,124
Unrealized appreciation on OTC swap agreements	1,503,343	—	—	305,473	1,808,816
OTC Swaps premiums paid	304,801	—	—	96,500	401,301
	$1,830,841	$—	$15,598,124	$1,138,095	$18,567,060
Liabilities:
Variation margin on financial derivative instruments	$—	$—	$—	$645,407	$645,407
Options written, at value	21,166	—	494,522	1,133,586	1,649,274
Forward foreign currency contracts	—	—	3,065,027	—	3,065,027
Unrealized depreciation on OTC swap agreements	15,103	—	—	527,464	542,567
OTC Swaps premiums received	2,246,545	—	—	147,212	2,393,757
	$2,282,814	$—	$3,559,549	$2,453,669	$8,296,032
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014:
Net realized gain (loss) on:
Swap agreements	$852,550	$—	$—	$511,339	$1,363,889
Foreign currency related items	—	—	9,322,984	—	9,322,984
Futures contracts	—	—	—	6,045,754	6,045,754
Written options contracts and exchange traded futures options contracts	21,427	—	25,251	2,947,395	2,994,073
	$873,977	$—	$9,348,235	$9,504,488	$19,726,700
Net change in unrealized appreciation (depreciation) on:
OTC Swap agreements	$1,097,419	$—	$—	$(322,078)	$775,341
Foreign currency related items	—	—	14,855,121	—	14,855,121
Futures and exchange traded futures option contracts and centrally cleared swap agreements	(154,025)	—	—	(7,100,243)	(7,254,268)
Written option contracts	6,865	—	(121,844)	(306,998)	(421,977)
	$950,259	$—	$14,733,277	$(7,729,319)	$7,954,217

Curian/PIMCO Total Return Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BBP	$275,704	$(72,139)	$(203,565)	$—	$510,000	$—
BCL	2,464,031	(526,624)	—	1,937,407	—	—
BNP	1,166,001	(412,053)	(753,948)	—	970,000	—
BOA	3,318,637	(230,943)	(1,140,000)	1,947,694	1,140,000	—
CGM	9,881	—	—	9,881	—	—
CIT	1,396,274	(710,312)	(20,000)	665,962	20,000	—
CSI	1,124,226	(14,751)	(280,000)	829,475	280,000	—
DUB	1,737,644	(933,577)	(30,000)	774,067	30,000	—
GSB	35,823	(35,823)	—	—	—	—
GSC	633,860	(633,860)	—	—	—	—
GSI	3,339	(3,339)	—	—	—	—
MSC	65,760	(9,604)	—	56,156	—	—
MSS	205,865	(205,865)	—	—	205,000	—
UBS	4,969,895	(95,769)	(960,000)	3,914,126	960,000	—
Derivatives eligible for offset	$17,406,940	$(3,884,659)	$(3,387,513)	$10,134,768
Derivatives not eligible for offset	1,160,120				$—	$—
	$18,567,060

Curian Series Trust

Notes to Financial Statements

October 31, 2014

Curian/PIMCO Total Return Fund - Derivative and Financial Instruments Eligible for Offset (continued)

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Liabilities by Counterparty*
BBP	$72,139	$(72,139)	$—	$—	$—	$—
BCL	526,624	(526,624)	—	—	—	—
BNP	412,053	(412,053)	—	—	—	—
BOA	230,943	(230,943)	—	—	—	—
CIT	710,312	(710,312)	—	—	—	—
CSI	14,751	(14,751)	—	—	—	—
DUB	933,577	(933,577)	—	—	—	—
GSB	267,195	(35,823)	(231,372)	—	—	594,927
GSC	1,097,579	(633,860)	—	463,719	—	—
GSI	4,908	(3,339)	—	1,569	—	—
MSC	9,604	(9,604)	—	—	—	—
MSS	778,961	(205,865)	(573,096)	—	—	686,070
UBS	95,769	(95,769)	—	—	—	—
Derivatives eligible for offset	$5,154,415	$(3,884,659)	$(804,468)	$465,288		—
Derivatives not eligible for offset	3,141,617				$2,036,000	$8,836,252
	$8,296,032

	Gross Amount Presented in the Statement of Assets and	Financial			Total Collateral (7)
	Liabilities (8)	Instruments (4)	Collateral (5)	Net Amount (8)	Cash	Security
Master Forward Agreement Transaction Assets by Counterparty*
CGM	$9,855,072	$(9,826,172)	$—	$28,900	$—	$—
CSI	34,052,123	(33,864,180)	(187,943)	—	260,000	—
JPM	34,160,860	(33,992,968)	(167,892)	—	260,000	—
MSC	5,159,375	(5,159,375)	—	—	—	—
	$83,227,430	$(82,842,695)	$(355,835)	$28,900

Master Forward Agreement Transaction Liabilities by Counterparty*
CGM	$9,826,172	$(9,826,172)	$—	$—	$—	$—
CSI	33,864,180	(33,864,180)	—	—	—	—
JPM	33,992,968	(33,992,968)	—	—	—	—
MSC	5,185,156	(5,159,375)	—	25,781	—	—
	$82,868,476	$(82,842,695)	$—	$25,781

Curian/PIMCO Total Return Fund - Average Derivative Volume(1)

	Cost of Options Purchased and Written	Purchase Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements
Average monthly volume	$998,423	$1,299,169,886	$346,980,170	$288,316,261	$65,654,010

(1) The derivative instruments outstanding as of October 31, 2014, as disclosed in the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended October 31, 2014, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

(2) Purchased options market value is reflected in Investments, at value.  Realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options are reflected in realized gain (loss) on investments and change in unrealized appreciation (depreciation) on investments, respectively, in the Statements of Operations.

(3) Amounts eligible for offset are presented gross in the Statements of Assets and Liabilities.

(4) Financial instruments eligible for offset but not offset in the Statements of Assets and Liabilities.

(5) Cash and security collateral not offset in the Statements of Assets and Liabilities.  For derivative assets and liabilities, amounts do not reflect over-collateralization.

(6) For assets, net amount represents the amount payable by the counterparty to the Fund in the event of default.  For liabilities, net amount represents the amount payable by the Fund to the counterparty in the event of default.

(7) Cash and security collateral pledged or segregated for derivative investments.  For assets, amount reflects collateral received from or segregated by the counterparty.  For liabilities, amount reflects collateral pledged or segregated by the Fund.  Collateral for derivatives not eligible for offset includes amounts pledged for margin purposes.

(8) Investment liabilities and assets include delayed delivery securities and secured borrowings.  Liabilities reflect amounts payable to the counterparty for the cost of the investment, assets reflect the market value of the investment and the net amount reflects net unrealized gain or loss.  The net unrealized gain or loss constitutes the amount which is subject to margin or collateral requirements as required under the Master Forward Agreement.

* Counterparties are defined on page 29 in the Schedules of Investments.

NOTE 7.  OTHER INVESTMENT RISKS

Foreign Securities Risk - Investing in securities of foreign companies and foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments

Curian Series Trust

Notes to Financial Statements

October 31, 2014

and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Sanctioned Securities Risk - Certain Funds may invest in securities issued by companies located in Russia.  The U.S. Government and other governments have placed sanctions on Russia.  When sanctions are placed on a country, a Fund may experience limitations on its investments including the inability to dispose of securities in that country, the inability to settle securities transactions in that country and the inability to repatriate currency from that country.  Investments in sanctioned countries may be volatile, and a Fund and its pricing agent may have difficulty valuing such sanctioned country securities.  Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign securities risk and currency risk.

Currency Risk - Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of a Fund, or, in the case of hedging positions, that a Fund’s base currency will decline in value relative to the currency being hedged.  Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of U.S. governments or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, the imposition of currency controls or other political developments in the U.S. or abroad.

Market, Credit and Counterparty Risk - In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”) or failure of the other party to a transaction to perform (“credit risk”).  Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default.  Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”).  The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.  For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory, Sub-Advisory and Administration Fees - The Trust has an investment advisory agreement and an administration agreement with Curian.  Pursuant to the investment advisory agreement, Curian receives an annual fee accrued daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of Curian/PIMCO Income Fund, 0.15% of the average daily net assets of Curian/PIMCO Total Return Fund and 0.15% of the average daily net assets of Curian/WMC International Equity Fund.  Pursuant to the administration agreement, Curian receives an annual fee accrued daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund and 0.85% of the average daily net assets of Curian/WMC International Equity Fund.  Subject to the oversight of the Trust’s Board, Curian is responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds.  In return for the fees paid under the administration agreement, Curian provides or procures necessary administrative functions and services for the operation of the Funds.  In addition, Curian, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody, printing and mailing, errors and omissions insurance, and all other services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses, including brokerage commissions, taxes, other non-operating expenses, independent Trustee liability insurance, the fees and expenses of the independent Trustees and independent legal counsel to the independent Trustees, the costs associated with the Chief Compliance Officer, and certain nonrecurring or extraordinary expenses.

The Trust has an investment sub-advisory agreement with PIMCO for Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund and with WMC for Curian/WMC International Equity Fund.  The Funds pay the following fees to the Sub-Advisers:

	Assets	Fees
Curian/PIMCO Income Fund	All Assets	0.25%

Curian/PIMCO Total Return Fund	Assets up to $3 billion(1)
	All assets	0.25%
	When assets exceed $3 billion(1)
	$0 to $1 billion	0.25%
	Amounts over $1 billion	0.225

Curian/WMC International Equity Fund	$0 to $250 million	0.45%
	Amounts over $250 million	0.40

(1) When aggregate net assets of Curian/PIMCO Total Return Fund and Curian/PIMCO Income Fund of the Curian Series Trust and JNL/PIMCO Real Return Fund and JNL/PIMCO Total Return Bond Fund of the JNL Series Trust equal or exceed $3 billion, the annual rates are applicable to all the amounts in the Curian/PIMCO Total Return Fund.  The fee is based on the combined market value of the Curian/PIMCO Total Return Fund of Curian Series Trust and JNL/PIMCO Total Return Bond Fund of JNL Series Trust, to derive an average fee to be applied to Curian/PIMCO Total Return Fund of the Curian Series Trust and JNL/PIMCO Total Return Bond Fund of the JNL Series Trust.

Fee Waiver and Expense Reimbursements — Curian contractually agreed to waive its advisory fee and reduce the administration fee and/or reimburse other expenses to the extent necessary to reduce the annual expense ratios of the Funds, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to 0.85% for Curian/PIMCO Income Fund, 0.80% for Curian/PIMCO Total Return Fund, and 1.32% for Curian/WMC International Equity Fund until February 28, 2015.

Curian Series Trust

Notes to Financial Statements

October 31, 2014

Curian agreed to voluntarily waive annual advisory fees of 0.15% of average daily net assets effective March 18, 2014 for Curian/WMC International Equity Fund, and effective April 21, 2014 for Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund.  Effective August 13, 2014, Curian agreed to voluntarily waive annual administrative fees of 0.60% of average daily net assets for Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund and 0.85% of average daily net assets for Curian/WMC International Equity Fund.

The advisory and administrative fees are recorded as payable for advisory fees and administrative fees, respectively, and fee waivers related to these fees are reflected as receivable from adviser in the Statements of Assets and Liabilities.

Curian is entitled to recoup previously waived/reimbursed fees and expenses under the contractual agreements for a period of up to three years following the fiscal year in which Curian waived its fee or reimbursed expenses.  The amount of waived expenses for each Fund is recorded as expenses waived by Adviser in each Fund’s Statement of Operations.  During the year ended October 31, 2014, Curian did not recover any previously reimbursed expenses and does not intend to recover any reimbursed expenses in the future.  However, at October 31, 2014, the amount of potentially recoverable expenses was:

	Year ended October 31, 2014		Year ended October 31, 2013		Period ended October 31, 2012
	Recoverable Expense	Expiration	Recoverable Expense	Expiration	Recoverable Expense	Expiration
Curian/PIMCO Income Fund	$459,898	10/31/17	$1,184,932	10/31/16	$784,871	10/31/15
Curian/PIMCO Total Return Fund	1,154,750	10/31/17	2,101,426	10/31/16	2,050,054	10/31/15
Curian/WMC International Equity Fund	201,723	10/31/17	422,535	10/31/16	370,606	10/31/15

Other Service Providers - The Trust entered into a transfer agency agreement and shareholder services agreement with JNAM.  Curian has entered into a sub-administration and fund accounting services agreement with JFS, and is responsible for the compensation of JFS for services provided pursuant to such agreement.  Curian pays JNAM and JFS for such services through the fees earned pursuant to the administration agreement.

The Funds entered into an agreement with the Custodian in which the Custodian provides earnings credits for overnight cash balances held in the Funds’ custody accounts.  The earnings credits reduce the Funds’ custody fees which are paid by Curian, which then reimburses the Funds for such earnings credits.  The reimbursed earnings credits are included in other income in the Statements of Operations.

The Trust has a fund compliance services agreement with JFS.  Pursuant to the fund compliance services agreement, JFS provides compliance oversight services to the Trust.

Distribution Agreement - The Trust entered into a distribution agreement with Curian Clearing LLC (“Distributor”), an affiliate of Curian.  The Funds pay no expenses related to services provided under the distribution agreement.  The Distributor does not have any distribution and servicing arrangements with third parties to sell shares of the Funds.

Directed Brokerage Commissions - A Sub-Adviser may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker-dealers which will rebate a portion of the brokerage commissions to that Fund.  Any amount credited to the Fund is reflected as brokerage commissions recaptured in the Statements of Operations.

Deferred Compensation Plan - The Funds adopted a Deferred Compensation Plan whereby independent Trustees may defer the receipt of all or a portion of their compensation.  These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more affiliated funds at the discretion of the applicable Trustee.  These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected Funds.  Liabilities related to deferred balances are included in payable for trustee fees in the Statements of Assets and Liabilities.  Increases or decreases related to the changes in value of deferred balances are included in trustee fees set forth in the Statements of Operations.

NOTE 9.  BORROWING ARRANGEMENTS

The Trust entered into a Syndicated Credit Agreement (“SCA”) with a group of lenders.  The Funds participate in the SCA with other funds managed by JNAM and Curian in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes.  Effective June 6, 2014, the Funds may borrow up to the lesser of $450,000,000, the amount available under the facility; the limits set for borrowing by the Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA.  Prior to June 6, 2014, the amount available under the facility was $300,000,000.  Interest on borrowings is payable at the Federal Funds Rate plus the amount by which the one month London Interbank Offer Rate (“LIBOR”) exceeds the Federal Funds rate plus 1.00% on an annualized basis.  The Funds pay an annual commitment fee of 0.075% of the available commitments and an annual administration fee to JPM Chase.  These expenses are allocated to the participating Funds based on each Fund’s net assets as a percentage of the participating Funds’ total net assets and are included in other expenses in each Fund’s Statement of Operations.  No amounts were borrowed under the facility during the period.

NOTE 10.  FEDERAL INCOME TAX MATTERS

Each Fund is a separate taxpayer for federal income tax purposes.  Each Fund intends to qualify as a Regulated Investment Company (“RIC”) and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs.  Therefore, no federal income tax provision is required.

Curian Series Trust

Notes to Financial Statements

October 31, 2014

The following information is presented on an income tax basis.  Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions.  Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment.  Temporary differences do not require reclassification.  Permanent differences may include but are not limited to the following:  foreign currency reclassifications, market discount or paydown reclassifications, reclassifications on the sale of a passive foreign investment company (“PFIC”), accounting treatment of notional principal contracts and distribution adjustments.  These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Curian/PIMCO Income Fund	$867,793	$(867,793)	$—
Curian/PIMCO Total Return Fund	2,712,694	(2,712,694)	—
Curian/WMC International Equity Fund	624,277	(624,277)	—

At October 31, 2014, no Fund had unused capital loss carryovers for U.S. federal income tax purposes.

As of October 31, 2014, the cost of investments and the components of net unrealized appreciation/(depreciation) for U.S. Federal income tax purposes were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Curian/PIMCO Income Fund	$538,738,264	$9,331,827	$(3,928,861)	$5,402,966
Curian/PIMCO Total Return Fund	1,085,481,024	18,482,025	(17,489,362)	992,663
Curian/WMC International Equity Fund	440,629,432	50,299,182	(15,281,892)	35,017,290

As of October 31, 2014, the components of distributable taxable earning for U.S. Federal income tax purposes were as follows:

	Unrealized Gains (Losses)**	Undistributed Net Ordinary Income*	Undistributed Net Long-term Capital Gain	Distributions Payable	Capital Loss Carry Forward
Curian/PIMCO Income Fund	$5,338,351	$11,659,389	$604,494	$(1,500,004)	$—
Curian/PIMCO Total Return Fund	(4,529,930)	28,111,527	5,022,656	(1,500,085)	—
Curian/WMC International Equity Fund	34,954,592	6,385,058	18,638,237	—	—

* Undistributed net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals; accelerated recognition of unrealized gain/loss on futures, options and forward contracts; and accelerated recognition of unrealized gain on PFICs.  Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

The tax character of distributions paid during the Funds’ fiscal year ended October 31, 2014 was as follows:

	Net Ordinary Income*	Long-term Capital Gain**	Return of Capital
Curian/PIMCO Income Fund	$13,007,568	$—	$—
Curian/PIMCO Total Return Fund	11,558,229	—	—
Curian/WMC International Equity Fund	13,186,245	11,854,024	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the year ended October 31, 2014.

The tax character of distributions paid during the Funds’ last fiscal year ended October 31, 2013 was as follows:

	Net Ordinary Income*	Long-term Capital Gain	Return of Capital
Curian/PIMCO Income Fund	$31,579,966	$1,511,985	$—
Curian/PIMCO Total Return Fund	48,223,580	182,550	—
Curian/WMC International Equity Fund	5,621,361	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year.  FASB ASC Topic 740 requires that management evaluate the tax positions taken in the 2011 and 2012 returns, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions.  Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended October 31, 2014.

Curian Series Trust

Notes to Financial Statements

October 31, 2014

NOTE 11.  SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued, and has concluded there are no events that require adjustments to the financial statements or disclosure in the footnotes.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Curian Series Trust:

We have audited the accompanying statements of assets and liabilities of Curian/PIMCO Income Fund, Curian/PIMCO Total Return Fund, and Curian/WMC International Equity Fund (the “Funds” within Curian Series Trust), including the schedules of investments, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and financial highlights for each of the two years ended October 31, 2014 and the period November 2, 2011 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2014, the results of their operations, changes in their net assets and the financial highlights for the periods indicated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois
December 19, 2014

Curian Series Trust

Additional Disclosures (Unaudited)

October 31, 2014

Disclosure of Fund Expenses.  Shareholders incur ongoing costs, which include costs for portfolio management, administrative services and other operating expenses.  Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return.  These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.  The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return.  This section provides information about the actual account values and actual expenses incurred by the Fund.  Use the information in this section, together with the amount invested, to estimate the expenses paid over the period.  Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return.  This section provides information that can be used to compare each Fund’s costs with those of other mutual funds.  It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return.  This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 5/01/14	Ending Account Value 10/31/2014	Annualized Expense Ratios	Expenses Paid During Period	Beginning Account Value 5/01/14	Ending Account Value 10/31/2014	Annualized Expense Ratios	Expenses Paid During Period

Curian/PIMCO Income Fund	$1,000.00	$1,039.40	0.59%	$3.03	$1,000.00	$1,022.22	0.59%	$3.01

Curian/PIMCO Total Return Fund	1,000.00	1,019.20	0.55	2.80	1,000.00	1,022.43	0.55	2.80

Curian/WMC International Equity Fund	1,000.00	977.30	0.91	4.54	1,000.00	1,020.60	0.91	4.63

Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings.  The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov.  The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.  It is also available upon request from the registrant by calling the Funds toll-free at 1-877-847-4143.

Proxy Voting Policies and Procedures and Voting Record.  A description of the Policy of the Funds’ Adviser (and sub-advisers) used to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 are available (1) without charge, upon request by calling 1-877-874-4143 (Curian Client Services), (2) on Curian’s  website at www.curian.com, and (3) on the SEC’s website at www.sec.gov.

Other Federal Income Tax Information.  The information reported below is for the year ended October 31, 2014.  Foreign tax and qualified dividend information for the calendar year 2014 will be provided on each shareholder’s 2014 Form 1099-DIV.

For the year ended October 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% or 20% depending on the taxpayer’s gross income.  In addition, dividends paid by the Funds may be subject to a 3.8% net investment income tax.  The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15% and 20%.

For the year ended October 31, 2014, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Internal Revenue Code (“Code”), as qualified dividends:

Qualified Dividend Income
Curian/PIMCO Income Fund	4.00%
Curian/PIMCO Total Return Fund	2.00
Curian/WMC International Equity Fund	50.00

For the year ended October 31, 2014, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as distributions eligible for the dividends received deduction for corporations:

Dividends Received Deduction
Curian/PIMCO Income Fund	4.00%
Curian/PIMCO Total Return Fund	2.00
Curian/WMC International Equity Fund	2.00

The Curian/WMC International Equity Fund intends to elect to pass through to shareholders the taxes paid to foreign countries.  The pass-through of the foreign taxes paid will only affect those persons who are shareholders on December 29, 2014, the dividend record date.  Foreign source income and foreign tax per outstanding share on October 31, 2014 are as follows:

	Foreign Source Income	Foreign Tax Expense
Curian/WMC International Equity Fund	$0.13	$0.02

TRUSTEES AND OFFICERS OF CURIAN SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Independent Trustees

David W. Agostine (52) 7601 Technology Way Denver, CO 80237	Chairman of the Board and Trustee(2) (11/2010 to present)	58

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
President, Cachematrix Holdings, LLC (12/2013 to present); Principal, Market Metrics, LLC (1/2011 to 12/2013); President, Dividend Capital Investments, Inc. (2007 to 12/2011)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Variable Series Trust (10/2011 to present); Trustee, Dividend Capital Investments, Inc. (2007 to 12/2011)

Gregory P. Contillo (59) 7601 Technology Way Denver, CO 80237	Trustee(2) (9/2011 to present)	58

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Crystal River Partners (2005 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Variable Series Trust (10/2011 to present)

Dylan E. Taylor (44) 7601 Technology Way Denver, CO 80237	Trustee(2) (11/2010 to present)	58

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, USA, Colliers International (a commercial real estate advisory firm) (6/2009 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Variable Series Trust (10/2011 to present)

Mark S. Wehrle (57) 7601 Technology Way Denver, CO 80237	Trustee(2) (7/2013 to present)	58

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Broker, RE/MAX Professionals (4/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (1/2011 to present); Partner, Deloitte & Touche LLP (9/1987 to 1/2011)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Variable Series Trust (07/2013 to present)

Scot T. Wetzel (45) 7601 Technology Way Denver, CO 80237	Trustee(2) (11/2010 to present)	58

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Founder, Managing Director & Chief Executive Officer, Crestmoor Advisors, LLC (2010 to present); Chief Executive Officer, United Western Bancorp, Inc. (2005 to 2010)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Curian Variable Series Trust (10/2011 to present); Inside Director of United Western Bancorp, Inc. (12/2005 to 4/2010)

TRUSTEES AND OFFICERS OF CURIAN SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)
Officers

Emily Bennett (31) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (5/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Attorney of JNAM (10/2013 to present); Attorney of Jackson National Asset Management, LLC (“JNAM”) (11/2011 to 10/2013); Assistant Secretary of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (5/2012 to present); Departmental Specialist, Michigan Public Health Institute (7/2010 to 10/2011); Legal Assistant, Guyselman & Ehnis-Clark (4/2009 to 7/2010)

Karen J. Buiter, CPA (49) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (11/2010 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President — Financial Reporting of JNAM” (7/2011 to present); Assistant Vice President — Financial Reporting of JNAM (4/2008 to 6/2010); Assistant Treasurer of other investment companies advised by JNAM (12/2008 to present); Assistant Treasurer of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

Angela Burke (31) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2013 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Attorney of JNAM (4/2013 to present); Assistant Secretary of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (6/2013 to present); Senior Analyst - Tax of JNAM (1/2011 to 4/2013); Senior Consultant of Deloitte Tax LLP (1/2008 to 1/2011)

Kelly L. Crosser (41) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (11/2010 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Manager of Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to present); Senior Compliance Analyst of Jackson (4/2007 to 12/2013); Assistant Secretary of other Investment Companies advised by JNAM (9/2007 to present); Assistant Secretary of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

Lewis Dellarco, Jr. (56) 7601 Technology Drive Denver, CO 80237	Anti-Money Laundering Officer (11/2010 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President and Chief Compliance Officer of Curian Capital, LLC (12/2008 to present); Vice President and Chief Compliance Officer of Curian Clearing LLC (6/2004 to present); Vice President and Chief Compliance Officer of Jackson Investment Management, LLC (12/2008 to 12/2012)

Diana R. Gonzalez (36) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (9/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Associate General Counsel of JNAM (10/2013 to present);Senior Attorney of JNAM (5/2012 to 10/2013); Assistant Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (9/2012 to present); Counsel of Sun Life Financial, Inc. (4/2008 to 5/2012)

TRUSTEES AND OFFICERS OF CURIAN SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)
Officers

William P. Harding (40) 1 Corporate Way Lansing, MI 48951	Vice President (05/2014 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President and Chief Investment Officer of JNAM (7/2014 to present); Vice President of Curian Capital, LLC (2/2013 to present); Vice President of JNAM (10/2012 to 6/2014); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (5/2014 to present); Vice President of other Investment Companies advised by JNAM (11/2012 to present); Head of Manager Research, Morningstar Associates (8/2011 to 10/2012); Director of Research, Morningstar Investment Services (1/2007 to 08/2011)

Daniel W. Koors, CPA (44) 1 Corporate Way Lansing, MI 48951	Treasurer and Chief Financial Officer (11/2010 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President of JNAM (1/2009 to present) and Chief Operating Officer of JNAM (5/2011 to present); Chief Financial Officer of JNAM (1/2007 to 4/2011); Vice President of other Investment Companies advised by JNAM (12/2006 to present), Treasurer and Chief Financial Officer of other Investment Companies advised by JNAM (12/2006 to 11/2011); Treasurer and Chief Financial Officer of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

Mark D. Nerud (48) 1 Corporate Way Lansing, MI 48951	President and Chief Executive Officer (8/2014 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); President and Chief Executive Officer of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (8/2014 to present); Managing Board Member of Curian Capital, LLC (1/2011 to present) and Curian Clearing LLC (1/2011 to present); Managing Board Member of JNAM (1/2007 to 12/2010); President and Chief Executive Officer of other Investment Companies advised by JNAM (12/2006 to present); Vice President — Fund Accounting & Administration of Jackson National Life Insurance Company (1/2000 to 12/2009)

Joseph O’Boyle (51) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (5/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Chief Compliance Officer — Curian Funds (4/2012 to present); Chief Compliance Officer, Guggenheim Funds (2011 to 2012); Chief Compliance Officer, Calamos Investments (2008 to 2011)

Gerard A. M. Oprins, CPA (55) 1 Corporate Way Lansing, MI 48951	Vice President (3/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President and Chief Financial Officer of JNAM (4/2011 to present); Vice President, Treasurer and Chief Financial Officer of other Investment Companies advised by JNAM (11/2011 to present); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (3/2012 to present); Business Consultant (2009 to 3/2011); Partner, Ernst & Young LLP (1995 to 2009)

TRUSTEES AND OFFICERS OF CURIAN SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)
Officers

Michael Piszczek, CPA (57) 1 Corporate Way Lansing, MI 48951	Vice President (11/2010 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President — Tax of JNAM (7/2011 to present); Vice President of other Investment Companies advised by JNAM (11/2007 to present); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present); Assistant Vice President — Tax of JNAM (11/2007 to 6/2011)

Susan S. Rhee (42) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer & Secretary (11/2010 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President and General Counsel of JNAM (1/2010 to present); Chief Legal Officer (7/2004 to 12/2009) and Secretary of JNAM (11/2000 to present); Vice President, Counsel, and Secretary of other Investment Companies advised by JNAM (2/2004 to present); Vice President, Chief Legal Officer & Secretary of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present); Assistant Vice President of Jackson National Life Insurance Company (8/2003 to 12/2009); Associate General Counsel of Jackson National Life Insurance Company (7/2001 to 12/2009)

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-877-847-4143 (Curian Care Center), or writing the Curian Care Center, 7601 Technology Way, Denver, Colorado 80237 or by visiting www.curianclearing.com.

TRUSTEES AND OFFICERS OF CURIAN SERIES TRUST (“TRUST”)

The Independent Trustees received the following compensation for their services during the fiscal year ended October 31, 2014:

TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST(1)	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX (1)
David W. Agostine	$39,200	$0	$0	$183,500
Gregory P. Contillo	$35,450	$0	$0	$166,000
Dylan E. Taylor	$32,638	$0	$0	$152,250
Mark S. Wehrle	$35,923	$0	$0	$168,250	(2)
Scot T. Wetzel	$33,875	$0	$0	$158,500	(3)

(1)

The fees paid to the Independent Trustees are paid for combined service on the Boards of the Trust and Curian Variable Series Trust (the “Fund Complex”). The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets. The total fees paid to all the Independent Trustees from the Trust and Fund Complex are $828,500.

(2)	Amount includes $33,650 deferred by Mr. Wehrle.
(3)	Amount includes $28,500 deferred by Mr. Wetzel.

Neither the Trust nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

SUPPLEMENT DATED SEPTEMBER 30, 2014

TO THE PROSPECTUS DATED FEBRUARY 28, 2014

CURIAN SERIES TRUST®

Please note that all changes are effective September 26, 2014, unless otherwise noted below.

For the Curian/PIMCO Total Return Fund, please remove all references to William H. Gross.

On page 8 of the prospectus for the Curian/PIMCO Total Return Fund, in the section entitled “Portfolio Managers,” please add the following:

Name:	Joined Fund Management Team In:	Title:
Mark R. Kiesel	September 2014	Managing Director & Chief Investment Officer Global Credit, PIMCO
Scott A. Mather	September 2014	Managing Director & Chief Investment Officer U.S. Core Strategies, PIMCO
Mihir P. Worah	September 2014	Managing Director & Chief Investment Officer Return and Asset Allocation, PIMCO

On page 18 of the prospectus for the Curian/PIMCO Total Return Fund, in the section entitled “The Sub-Adviser and Portfolio Management,” please add the following after the first paragraph:

Mark R. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management, with oversight for the firm’s investment grade, high yield, bank loan, municipal and insurance business as well as credit research. Morningstar named him Fixed-Income Fund Manager of the Year in 2012 and a finalist in 2010. He has written extensively on the topic of global credit markets, founded the firm’s Global Credit Perspectives publication and regularly appears in the financial media. He joined PIMCO in 1996 and previously served as PIMCO’s global head of investment grade corporate bonds and as a senior credit analyst. He has 22 years of investment experience and holds an MBA from the University of Chicago’s Graduate School of Business. He received his undergraduate degree from the University of Michigan.

Scott A. Mather is CIO U.S. Core Strategies and a managing director in the Newport Beach office and head of global portfolio management. Previously, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO’s mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 20 years of investment experience and holds a master’s degree in engineering, as well as undergraduate degrees, from the University of Pennsylvania.

Mihir P. Worah is CIO Return and Asset Allocation, and a managing director in the Newport Beach office, a portfolio manager, and head of the real return and multi-asset portfolio management teams. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has 12 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.

This Supplement is dated September 30, 2014.

(To be used with Curian Series Trust Prospectus.)

IIS7279 09/14

1

Curian Capital, LLC

7601 Technology Way

Denver, CO  80237

WWW.CURIAN.COM | WWW.CURIANCLEARING.COM

IIS7476 11/14

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There were no substantive amendments or any waivers to this code of ethics during the period covered by this report.  A copy of this code of ethics is filed as exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant has named David W. Agostine, Gregory P. Contillo, Dylan E. Taylor, Scot T. Wetzel, and Mark S. Wehrle as audit committee financial experts serving on its Audit Committee.  Each of these individuals is “independent,” meaning that he is not an “interested person” of the registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended October 31, 2013 and October 31, 2014.  The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by the Principal Accountant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2013	$64,825	$0	$11,903	$0
2014	$66,760	$0	$13,650	$0

Fees for Services Rendered to the Adviser Entities by the Principal Accountant

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2013	$113,804	$0	$0
2014	$118,000	$0	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an attestation on the suitability of design and operating effectiveness of control pursuant to Statement on Standards for Attestation Engagements No. 16.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence.  The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the period ended October 31, 2013, was $222,707 and for the period ended October 31, 2014 was $ 204,650.

(h) For the fiscal years ended October 31, 2013 and October 31, 2014, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)  Included as a part of the report to shareholders filed under Item 1.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11.  Controls and Procedures.

(a)                                 The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission.  Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures.  Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.  There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12.  Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.
(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Curian Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	December 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	December 30, 2014

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	December 30, 2014

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.